UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )
___________________
Filed by the Registrant  ☒                             Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
EXELIXIS, INC.
(Name of registrant as specified in its charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

1851 Harbor Bay Parkway
Alameda, CA 94502
DEAR FELLOW STOCKHOLDERS,
Our objective is to create value for our shareholders. We can accomplish this by having a singular focus: to improve the standards of care for cancer patients through the discovery, development and introduction of new products with first-
in-class or clinical best-in-class potential. The company recognizes that clinical differentiation drives commercial success, and with it, the creation of value for all of Exelixis’ stakeholders. In that context, 2023 was another important year of progress for Exelixis on the R&D and commercial fronts as the company advanced its pipeline and grew its business. The continued strong commercial performance of cabozantinib, the company’s global oncology franchise, led to total revenues of $1.8 billion (+14% year over year) and Exelixis’ seventh full year of operating profit. In addition to laying the groundwork for two potential cabozantinib label expansions, the company also progressed its deep and differentiated portfolio of biotherapeutics and small molecules by starting new pivotal trials, announcing encouraging results from several clinical studies and adding an exciting clinical stage program to its pipeline.
Your Board of Directors is committed to improving outcomes for patients, as well as responsible stewardship and responsiveness to shareholder feedback and concerns. In 2023 and early 2024, the Board worked with Exelixis’
leadership team to fulfill these commitments by:
•Appointing additional skilled, experienced directors. The Board has welcomed five new independent directors since May 2023. That month, Tomas J. Heyman, David E. Johnson and Robert L. Oliver were elected as independent directors at the 2023 Annual Meeting of Stockholders, filling vacancies following the departures of Carl B. Feldbaum, Esq., Vincent T. Marchesi, M.D., Ph.D. and Lance Willsey, M.D. In
January 2024, the Board also welcomed Mary C. Beckerle, Ph.D., and S. Gail Eckhardt, M.D., as
independent directors. Collectively, these five new directors bring extensive drug development, corporate governance, biopharmaceutical leadership and financial expertise to the Board, and to Exelixis.
•Returning value to stockholders, including through Share Repurchase Programs (SRPs) targeting $1 billion to be returned by the end of 2024. The company’s 2023 SRP, announced in March 2023 and successfully completed by year end, returned $550 million to Exelixis stockholders through the repurchase of 26.2 million shares of the company’s common stock. The Board has similarly authorized a $450 million
SRP for fiscal year 2024.
•Implementing a corporate restructuring to best support Exelixis’ priorities for 2024 and beyond. The
January 2024 corporate restructuring was undertaken to focus R&D resources on clinical stage and IND-
enabling activities, and in turn maximize pipeline success and operational efficiency. The move is in keeping with the strategic priorities Exelixis outlined at its December 2023 R&D Day: Science & Strategy event, where company leadership highlighted the benefits of the Exelixis’ integrated approach to research, development and commercialization and outlined plans to build oncology franchises across four disease areas.
•Further enhancing the company’s corporate governance elements. In 2023 Exelixis published its second
Corporate Values & Sustainability Report, which provided updates on business practices and activities relating to our four core environmental, social and governance themes. Continuing its focus on performance and accountability, the Board also updated the company’s clawback policy to respond to SEC requirements for executive officers, while also maintaining our discretionary policy for all employees. In addition, we updated Exelixis’ Stock Ownership Guidelines to, among other things, increase the target value for the Chief Executive Officer to six times his annual base salary (from five).
The Board’s stewardship, including the activities described above, is designed to create an environment where the
Exelixis team can do its best work and further the company’s mission to help cancer patients recover stronger and live longer. As it moves through 2024, Exelixis has a healthy balance sheet and strong commercial franchise, and is only just beginning to unlock the potential of its diverse, rapidly maturing pipeline. Simply put, there is much to look forward to.

Change is a constant in the biopharmaceutical industry, and so we want to acknowledge the departure of two of directors and thank them for their dedication and service. In January 2024, Alan M. Garber, Ph.D., M.D., notified the company that he would not be standing for reelection due to his expanded responsibilities at Harvard University. In
March 2024, Jacqueline Wright also notified Exelixis that she would not be standing for reelection. As a result, effective at this year’s Annual Meeting of Stockholders, the Board’s size will be reduced from thirteen to eleven. We’re grateful to Alan and Jacky for their many contributions, and we wish them the very best.
The aforementioned 2024 Annual Meeting of Stockholders will be held in a virtual format on Thursday, May 30, 2024, beginning at 9:00 a.m. Pacific Time. You will be able to view the meeting, submit questions and vote online at
www.virtualshareholdermeeting.com/EXEL2024. Please also see the following notice of our Annual Meeting for details on the business to be conducted, as well as specific information regarding when and how to vote.
As always, thank you for your support of, and investment in, Exelixis.
Very truly yours,

Stelios Papadopoulos, Ph.D. Chair of the Board	Julie Anne Smith Chair of the Compensation Committee

1851 Harbor Bay Parkway
Alameda, CA 94502
NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS
TO BE HELD ON MAY 30, 2024
To the Stockholders of Exelixis, Inc.:
NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Stockholders (Annual Meeting) of Exelixis, Inc., a Delaware
corporation (Exelixis), will be held on Thursday, May 30, 2024, at 9:00 a.m., Pacific Time. The Annual Meeting will be held virtually and conducted via live webcast. You will be able to attend the virtual Annual Meeting, submit your questions and vote your shares online during the meeting by visiting www.virtualshareholdermeeting.com/EXEL2024 and using your 16-digit control number to enter the Annual Meeting. In addition, you may view a list of stockholders entitled to vote at the Annual Meeting, submit your questions and vote your shares online in advance of the Annual
Meeting by visiting www.proxyvote.com and using your 16-digit control number. The Annual Meeting will be held for the following purposes.
The Annual Meeting will be held for the following purposes:
1.To elect the eleven nominees for director to hold office until the next annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.
2.To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as Exelixis’
independent registered public accounting firm for the fiscal year ending January 3, 2025.
3.To approve an amendment and restatement of the Exelixis, Inc. 2000 Employee Stock Purchase Plan to, among other things, increase the number of shares authorized for issuance by 6,000,000 shares.
4.To approve, on an advisory basis, the compensation of Exelixis’ Named Executive Officers, as disclosed in the
Proxy Statement accompanying this Notice of Annual Meeting (Say on Pay).
5.To conduct any other business properly brought before the meeting.
These items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting.
You will only be able to register your attendance and gain access to the virtual Annual Meeting by using your 16-digit control number provided on your Notice of Internet Availability of Proxy Materials (Notice of Availability), your proxy card or your voting instruction form. It is, therefore, important to retain your Notice of Availability or a copy of your proxy card or voting instruction form. If you are a beneficial owner of shares held in “street name” who did not receive a 16-digit control number via email or on your Notice of Availability or voting instruction form and you wish to attend the Annual Meeting, please follow the specific instructions from your broker, bank or other stockholder of record, including any requirement to obtain a valid legal proxy.
The list of stockholders of record entitled to vote at the virtual Annual Meeting will be available for inspection by contacting our Corporate Secretary 10 days prior to the Annual Meeting during ordinary business hours at our principal executive offices located at 1851 Harbor Bay Parkway, Alameda, California 94502.

Instead sending a paper copy of our Proxy Statement and our Annual Report for the fiscal year ended December 29,
2023 (Annual Report) to all of our stockholders, we are mailing a Notice of Availability. The Notice of Availability contains instructions on how to access those documents over the Internet. The Notice of Availability also contains instructions on how to request a paper copy of our proxy materials, including this Proxy Statement, our Annual Report and a form of proxy card or voting instruction form. Any stockholders who do not receive a Notice of Availability will receive a paper copy of the proxy materials by mail. We believe that this approach permits us to provide our stockholders with the pertinent information in a more timely manner, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.
The record date for the Annual Meeting is April 1, 2024. Only stockholders of record at the close of business on that date may vote at the meeting or any postponement or adjournment thereof.

Important notice regarding the availability of proxy materials for the 2024 Annual Meeting of Stockholders to be held on May 30, 2024, at 9:00 a.m., Pacific Time, via live webcast at www.virtualshareholdermeeting.com/
EXEL2024. You will need your 16-digit control number provided on your Notice of Internet Availability of Proxy
Materials, your proxy card or your voting instruction form to gain access to the virtual Annual Meeting.
The Proxy Statement and Annual Report to stockholders are available at www.exel-
annualstockholdermeeting.com.
The Board of Directors recommends that you vote “FOR” Proposal Nos. 1-4 identified above.

By Order of the Board of Directors
JEFFREY J. HESSEKIEL
Executive Vice President, General Counsel and Secretary
Alameda, California
April 18, 2024
YOUR VOTE IS IMPORTANT
WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING, TO ENSURE THAT YOU ARE REPRESENTED
AT THE MEETING AND TO ENSURE THAT A QUORUM IS PRESENT, WE URGE YOU TO VOTE YOUR PROXY ONLINE, BY
TELEPHONE OR BY RETURNING A PROXY CARD BY MAIL AS INSTRUCTED IN THE PROXY MATERIALS. EVEN IF YOU HAVE
VOTED BY PROXY, YOU MAY STILL VOTE IF YOU ATTEND THE VIRTUAL ANNUAL MEETING. PLEASE NOTE, HOWEVER,
THAT IF YOU HOLD YOUR SHARES THROUGH A BROKER, BANK OR OTHER NOMINEE, THEN THAT ENTITY IS THE
STOCKHOLDER OF RECORD, AND YOU WILL NEED TO FOLLOW THE INSTRUCTIONS ON THE VOTING INSTRUCTION
FORM THEY SEND TO YOU, AND THEY WILL VOTE YOUR SHARES AS YOU DIRECT.

PROXY STATEMENT
FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS
May 30, 2024
Proposals to be voted on at the 2024 Annual Meeting of Stockholders

1.To elect the eleven nominees for director named in the Proxy Statement accompanying this Notice of Annual
Meeting to hold office until the next annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her death, resignation or removal.

2.To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as Exelixis’ independent registered public accounting firm for the fiscal year ending January 3, 2025.

3.To amend and restate the Exelixis, Inc. 2000 Employee Stock Purchase Plan to, among other things, increase the number of shares authorized for issuance by 6,000,000 shares.

4.To approve, on an advisory basis, the compensation of Exelixis’ Named Executive Officers, as disclosed in the Proxy Statement accompanying this Notice of Annual Meeting.

5.To conduct any other business properly brought before the meeting.

Important notice regarding the availability of proxy materials for the 2024 Annual Meeting of Stockholders to be held on May 30, 2024, at 9:00 a.m., Pacific Time, via live webcast at www.virtualshareholdermeeting.com/
EXEL2024. You will need your 16-digit control number provided on your Notice of Internet Availability of Proxy
Materials, your proxy card or your voting instruction form to gain access to the virtual Annual Meeting.
The Proxy Statement and Annual Report to stockholders are available at www.exel-
annualstockholdermeeting.com.

We intend to mail the Notice of Internet Availability of Proxy Materials relating to the Annual Meeting on or about
April 18, 2024 to all stockholders of record entitled to vote at the Annual Meeting.

i	Exelixis, Inc.
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS
AND VOTING
Why am I receiving these materials?
We have made these materials available to you on the Internet or, upon your request, have delivered printed versions of these materials to you by mail because the Board of Directors (the Board), of Exelixis, Inc. (sometimes referred to as “we,” “us,” the “company” or “Exelixis”) is soliciting your proxy to vote at the 2024 Annual Meeting of Stockholders (Annual Meeting), including at any adjournments or postponements of the meeting. The Annual
Meeting will be held virtually, on Thursday, May 30, 2024, at 9:00 a.m., Pacific Time, via live webcast at
www.virtualshareholdermeeting.com/EXEL2024. We invite you to attend the Annual Meeting to vote your shares on the proposals described in this Proxy Statement, which will require your 16-digit control number provided on your
Notice of Internet Availability of Proxy Materials (described below), your proxy card or your voting instruction form.
Therefore, it is important to retain your Notice of Internet Availability of Proxy Materials or a copy of your proxy card or voting instruction form. Alternatively, you may simply complete, sign and return a proxy card, or follow the instructions below to vote your shares over the telephone or on the Internet.
We intend to send or make available these materials to stockholders on or about April 18, 2024.
Why is the Annual Meeting being held as a virtual Annual Meeting?
Our virtual Annual Meeting is designed to ensure that our stockholders who attend virtually will be afforded the same rights and opportunities to participate as they would at an in-person meeting. Accordingly, as a stockholder, you will be able to listen, submit questions and vote your shares online from any location in the world and at no cost, at
www.virtualshareholdermeeting.com/EXEL2024 by using your 16-digit control number provided on your Notice of
Internet Availability of Proxy Materials, proxy card or voting instruction form that accompanied your proxy materials.
Alternatively, you may submit your questions and vote your shares online in advance of the meeting by visiting
www.proxyvote.com and using your 16-digit control number.
The live webcast will begin promptly on Thursday, May 30, 2024, at 9:00 a.m., Pacific Time. We encourage you to access the meeting prior to the start time to allow ample time for the check-in procedures.
What is included in these proxy materials?
These proxy materials include:
››The Notice of Annual Meeting;
››The Proxy Statement for the Annual Meeting; and
››Our Annual Report on Form 10-K for the fiscal year ended December 29, 2023, as filed with the Securities and Exchange Commission (SEC) on February 6, 2024 (Annual Report).
If you requested printed versions by mail, these proxy materials also include the proxy card or voting instruction form for the Annual Meeting.
Why did I receive a notice in the mail regarding Internet availability of proxy materials instead of a full set of printed proxy materials?
Pursuant to rules adopted by the SEC, we have elected to use the Internet as the primary means of furnishing proxy materials to our stockholders this year. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials
(Notice of Availability) to our stockholders who have not asked us to provide proxy materials in printed form. This method allows us to deliver the proxy materials to you more quickly, while lowering costs and conserving natural resources. All stockholders receiving a Notice of Availability can request a printed set of proxy materials. Moreover, all stockholders can access the proxy materials at www.exel-annualstockholdermeeting.com, irrespective of whether they receive a Notice of Availability or a printed copy of the proxy materials. Instructions on how to access the proxy materials on the Internet or how to request a printed copy may be found in the Notice of Availability and in this
Proxy Statement.

Table of Contents	Proxy Statement | Questions and Answers

2024 Proxy Statement	1
In addition, a stockholder may ask to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We encourage stockholders to take advantage of the option to receive proxy materials electronically by email to help reduce the environmental impact of our annual meeting and to reduce costs associated with the physical printing and mailing of materials. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.
How can I access the list of stockholders of record?
The list of stockholders of record entitled to vote at the Annual Meeting will be available for 10 days prior to the Annual
Meeting for any purpose germane to the Annual Meeting, between the hours of 9:00 a.m. and 5:00 p.m., Pacific Time, at our principal executive offices located at 1851 Harbor Bay Parkway, Alameda, California 94502 by contacting our
Corporate Secretary.
The list of stockholders of record will also be available via the virtual meeting website at
www.virtualshareholdermeeting.com/EXEL2024 prior to the Annual Meeting.
Who may vote at the Annual Meeting?
Only stockholders of record at the close of business on April 1, 2024 (the Record Date) will be entitled to vote at the
Annual Meeting. On the Record Date, there were 294,799,955 shares of common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Trust
Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy over the telephone or on the Internet as instructed below, or complete and mail the proxy card if you received printed materials.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Stockholder of Record
(i.e., “Street Name”)
If on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. The organization holding your shares is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other stockholder of record regarding how to vote the shares in your account, and we invite you to attend the
Annual Meeting. Many brokers, banks or stockholders of record will provide you with a 16-digit control number via email or in your Notice of Availability or voting instruction form in order to attend and vote your shares at the Annual
Meeting. If you did not receive a 16-digit control number via email or on your Notice of Availability or voting instruction form, you will be provided with other instructions from your broker, bank or other stockholder of record that must be followed, including any requirement to obtain a valid legal proxy, in order for your broker, bank or other stockholder of record to vote your shares per your instructions or to attend and vote your shares at the Annual Meeting. Many brokers, banks or other stockholders of record allow a stockholder to obtain a valid legal proxy either online or by mail, and we recommend that you contact your broker, bank or other stockholder of record to do so.
What am I voting on?
The following four matters are scheduled for a vote at the Annual Meeting:
››Election of the eleven nominees for director named herein to hold office until the next annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal;
››Ratification of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 3, 2025;

2	Exelixis, Inc.
››Approval of the amendment and restatement of the Exelixis, Inc. 2000 Employee Stock Purchase Plan (the
ESPP) to, among other things, increase the number of shares authorized for issuance by 6,000,000 shares; and
››Advisory approval of the compensation of our Named Executive Officers, as disclosed in this Proxy
Statement (Say on Pay).
How do I vote?
Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted.
You may still attend the Annual Meeting and vote even if you have already voted by proxy.
Stockholder of Record: Shares Registered in Your Name
As a stockholder of record, you have four ways to vote:

At Virtual Meeting
›› To vote at the Annual Meeting, follow the instructions at www.virtualshareholdermeeting.com/
EXEL2024. You will need your 16-digit control number provided on your Notice of Availability, your proxy card or your voting instruction form to gain access to the Annual Meeting.

Via Internet
›› To vote on the Internet, go to www.proxyvote.com and follow the instructions provided in the Notice of Availability. You will need your 16-digit control number provided on your Notice of Availability, your proxy card or your voting instruction form to vote your shares in advance of the meeting. Your vote must be received by 11:59 p.m., Eastern Time, on May 29, 2024, to be counted.

By Telephone
›› To vote by telephone, follow the instructions and call the number provided in the proxy materials to transmit your voting instructions. Your vote must be received by 11:59 p.m. Eastern Time, on
May 29, 2024, to be counted.

By Mail
›› To vote by mail, follow the instructions provided in the proxy materials, request a paper copy of the proxy materials and then complete, sign and date the proxy card enclosed with the paper copy of the proxy materials and return it promptly in the envelope that will be provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Held in Street Name
If you are a beneficial owner of shares held in street name, you should have received the Notice of Availability containing voting instructions from that organization rather than from us. You must follow these instructions for your bank, broker or other stockholder of record to vote your shares per your instructions. Alternatively, many brokers and banks provide the means to grant proxies or otherwise instruct them to vote your shares electronically, including by providing you with a 16-digit control number via email or on your Notice of Availability or your voting instruction form.
If your shares are held in an account with a broker, bank or other stockholder of record providing such a service, you may instruct them to vote your shares by telephone (by calling the number provided in the proxy materials) or over the
Internet as instructed by your broker, bank or other stockholder of record. If you did not receive a 16-digit control number via email or on your Notice of Availability or voting instruction form, and you wish to vote prior to or at the
Annual Meeting, you must follow the instructions from your broker, bank or other stockholder of record, including any requirement to obtain a valid legal proxy. Many brokers, banks and other stockholders of record allow a beneficial owner to obtain a valid legal proxy either online or by mail, and we recommend that you contact your broker, bank or other stockholder of record to do so.

Table of Contents	Proxy Statement | Questions and Answers

2024 Proxy Statement	3

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of the April 1, 2024
Record Date.
How are proxies voted?
All shares represented by valid proxies received prior to the taking of the vote at the Annual Meeting will be voted and, where a stockholder specifies by means of a proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.
If I am a stockholder of record, what happens if I return a proxy card but do not make specific choices?
If you are a stockholder of record and you return a signed and dated proxy card without marking any voting selections, your shares will be voted on the proposals as follows:
››“For” the election of the eleven nominees for director described in Proposal 1;
››“For” the ratification of our selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 3, 2025, as described in Proposal 2;
››“For” the approval of the amendment and restatement of the ESPP to, among other things, increase the number of shares authorized for issuance by 6,000,000 shares, as described in Proposal 3; and
››“For” the advisory approval of the compensation of our Named Executive Officers (Say on Pay), as
described in Proposal 4.
If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card), if permitted, will vote your shares using his best judgment.
Stockholder of Record: Shares Registered in Your Name
››Your proxy may be revoked by filing with the Secretary of Exelixis at our principal executive office, Exelixis,
Inc., 1851 Harbor Bay Parkway, Alameda, California 94502, either (1) a written notice of revocation or
(2) a duly executed proxy card bearing a later date.
››Your proxy may also be revoked by granting a subsequent proxy by telephone or on the Internet (your latest telephone or Internet proxy is the one that is counted).
››Your proxy may also be revoked by attending the Annual Meeting and voting online via the live webcast.
Attendance at the Annual Meeting will not, by itself, revoke your proxy.
Beneficial Owner: Shares Held in Street Name
››If your shares are held by your broker or bank as nominee or agent, you should follow the instructions provided by your broker or bank to revoke any prior voting instructions, which may include attending the
Annual Meeting and voting online via the live webcast.
What is the quorum requirement for the Annual Meeting?
A majority of the outstanding shares entitled to vote at the Annual Meeting must be present or represented by proxy at the Annual Meeting to hold a valid meeting. This is called a “quorum.” As this Annual Meeting is being held virtually, holders of record attending via the live webcast will be deemed to be present at the Annual Meeting.

4	Exelixis, Inc.
If you are a stockholder of record, your shares will be counted towards the quorum only if you vote at the Annual
Meeting or have properly voted by proxy on the Internet, by telephone or by submitting a proxy card by mail. You may vote “For,” “Against” or “Abstain” with respect to Proposal Nos. 1, 2, 3 and 4. Abstentions will be counted towards the number of shares considered to be present at the meeting for purposes of determining whether a quorum is present.
If you are a beneficial owner holding your shares in street name then only the broker, bank or other stockholder of record can vote your shares unless you obtain a valid legal proxy from the broker, bank or other stockholder of record, or are otherwise provided with a separate means to vote your shares (such as a 16-digit control number provided via email or on your Notice of Availability or voting instruction form). Please see “If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?” above. Shares represented by “broker non-votes” will be counted in determining whether there is a quorum present.
Votes will be counted by the inspector of election appointed for the Annual Meeting. If there is no quorum, either the chairperson of the Annual Meeting or the holders of a majority of shares present or represented by proxy at the Annual
Meeting may adjourn the Annual Meeting to another date.
How many votes are needed to approve each proposal, how are votes counted, and how are abstentions and broker non-votes treated?
››Proposal 1-Election of Directors: In an uncontested election such as this, directors are elected by a majority of the votes cast. Accordingly, each of the eleven nominees must receive “For” votes from the holders of a majority of the votes cast with respect to such director (i.e., the number of shares voted “For”
a director must exceed the number of shares voted “Against” that director). Abstentions and broker non-
votes are not counted for purposes of electing directors and will have no effect on the results of this vote.
If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of such substitute nominee as the Board, after receiving the recommendation of the Nominating and Corporate Governance Committee of the Board, may propose. Each person nominated for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unable to serve.
››Proposal 2-Ratification of Ernst & Young LLP: The affirmative vote of a majority of shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 3, 2025. Abstentions will be counted toward the tabulation of votes cast on the proposal and will have the same effect as votes against the proposal.
››Proposal 3-Approval of the Amendment and Restatement of the ESPP: The affirmative vote of a majority of shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to amend and restate the ESPP to, among other things, increase the number of shares authorized for issuance by 6,000,000 shares. Abstentions will be counted toward the tabulation of votes cast on the proposal and will have the same effect as votes against this proposal. Broker non-votes will have no effect and will not be counted towards the vote total.
››Proposal 4-Advisory Vote on Executive Compensation: The affirmative vote of a majority of shares present or by represented proxy at the Annual Meeting and entitled to vote on the proposal is required to approve the non-binding, advisory vote on executive compensation. Abstentions will be counted toward the tabulation of votes cast on the proposal and will have the same effect as votes against this proposal.
Broker non-votes will have no effect and will not be counted towards the vote total. Since the vote is advisory, it is not binding on the Board or on us. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are very important to the Board and the management team and, accordingly, the Compensation Committee and Board intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements. Your vote will serve as an additional tool to guide the Compensation Committee and Board as they continue to improve the alignment of our executive compensation programs with business objectives and performance and with the interests of our stockholders.

Table of Contents	Proxy Statement | Questions and Answers

2024 Proxy Statement	5
Do I have dissenters’ rights?
No. We are organized as a corporation under Delaware law. Under the Delaware General Corporation Law, our
stockholders are not entitled to dissenters’ rights with respect to any of the proposals set forth in this Proxy Statement and we will not independently provide the stockholders with any such rights.
How can I find out the results of the voting at the Annual Meeting?
We expect to announce preliminary voting results at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
Will other matters be voted on at the Annual Meeting?
We are not aware of any matters to be presented at the Annual Meeting other than those described in this Proxy
Statement. If any other matters not described in the Proxy Statement are properly presented at the meeting, proxies will be voted in accordance with the best judgment of the proxyholders.
What proxy materials are available on the Internet?
This Proxy Statement and our Annual Report are available at www.exel-annualstockholdermeeting.com.
What is the deadline for submitting stockholder proposals for the 2025 Annual Meeting?
To be considered for inclusion in the 2025 proxy materials, your proposal must be submitted in writing by
December 19, 2024, to our Corporate Secretary at Exelixis, Inc., 1851 Harbor Bay Parkway, Alameda, California 94502,
and you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of
1934, as amended (Exchange Act). However, if our 2025 Annual Meeting of Stockholders is held before April 30, 2025, or after June 29, 2025, then the deadline will be a reasonable time prior to the time that we make our proxy materials available to our stockholders, either online or in printed form.
If you wish to submit a proposal or nominate a director at the 2025 Annual Meeting of Stockholders, but you are not
requesting that your proposal or nomination be included in next year’s proxy materials, you must submit your proposal in writing, in the manner set forth in our Bylaws, to our Corporate Secretary at Exelixis, Inc., 1851 Harbor Bay Parkway,
Alameda, California 94502, to be received no earlier than the open of business on January 30, 2025, and no later than the close of business on March 1, 2025. However, if our 2025 Annual Meeting of Stockholders is held before
May 5, 2025, or after June 24, 2025, then you must notify the Corporate Secretary, in writing, not earlier than the open of business on the 120th day prior to the date of the 2025 Annual Meeting of Stockholders and not later than the close of business on the later of (i) the 90th day prior to the date of the 2025 Annual Meeting of Stockholders or (ii) if we
publicly announce the date of the 2025 Annual Meeting of Stockholders fewer than 70 days prior to the date of the
2025 Annual Meeting of Stockholders, the 10th day following the day that we first make such public announcement of the date of the 2025 Annual Meeting of Stockholders. In addition, stockholders who intend to solicit proxies in support of director nominees other than the Exelixis nominees must comply with Rule 14a-19 under the Exchange Act. We also advise you to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.
How may I obtain a printed copy of the Proxy Materials?
Instructions on how to obtain a printed copy of the proxy materials are set forth in the Notice of Availability.
If I am a holder of record and I do not vote, what happens?
If you are a holder of record and do not vote, then your shares will not be voted at the Annual Meeting.
If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?

6	Exelixis, Inc.
If you are a beneficial owner of shares held in street name and you do not provide the broker, bank or other stockholder of record holding your shares with voting instructions, and your broker or bank has not provided you with the means to vote your shares at the Annual Meeting, including by providing you with a 16-digit control number via email or on your Notice of Availability or your voting instruction form, your broker, bank or other stockholder of record will determine if it has the discretionary authority to vote on the particular matter.
››Your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum, but will not be able to vote on those matters for which specific authorization is required under the rules of the New York
Stock Exchange (NYSE). Your broker does not have discretionary authority to vote on Proposal No. 1
(election of directors), Proposal No. 3 (ESPP approval) or Proposal No. 4 (Say on Pay) without voting instructions from you, in which case a broker non-vote will occur, and your shares will not be voted on these Proposals.
››Your broker has discretionary voting authority under NYSE rules to vote your shares on Proposal No. 2
(the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 3, 2025), even if your broker does not receive voting instructions from you.
Who is paying for this proxy solicitation?
We are soliciting proxies and will bear the entire cost of soliciting proxies, including the preparation, printing and mailing of the Notice of Availability, the Notice of Annual Meeting, the Proxy Statement, the proxy card and any additional information furnished to stockholders. We have engaged Innisfree M&A Incorporated, located at 501
Madison Avenue, 20th Floor, New York, NY 10022, to assist in the solicitation of proxies from shareholders for a fee of
$25,000 plus reimbursement of customary out-of-pocket expenses. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.
What does it mean if I receive more than one Notice of Availability or proxy card?
If you receive more than one Notice of Availability or proxy card, your shares are registered in more than one name or are registered in different accounts. Please follow the instructions on each Notice of Availability or proxy card to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting in the following ways:

Table of Contents	Proxy Statement | Questions and Answers

2024 Proxy Statement	7
Forward-Looking Statements
This Proxy Statement contains forward-looking statements, including, without limitation, statements related to:
Exelixis’ belief that its 2023 accomplishments have laid the groundwork for additional potential cabozantinib label expansions and for unlocking the potential of its diverse, rapidly maturing pipeline; Exelixis’ commitment to improving the standards of care for cancer patients through the discovery, development and introduction of new products with first-in-class or clinical best-in-class potential; the Board’s commitment to responsible stewardship and responsiveness to shareholder feedback and concerns, as well as to creating an environment where the Exelixis team can do its best work and further the company’s mission to help cancer patients recover stronger and live longer; Exelixis’ anticipated timing of 2024 for the next analysis of OS from CONTACT-02 and its belief that the combination would represent a compelling and novel option for patients with a poor prognosis and high unmet need; the therapeutic potential of cabozantinib to represent a new treatment option for patients with previously treated pNET or epNET; Exelixis’ plan to advance six DCs towards IND submissions in 2024 through 2026, including XB010, XB628, XL495, XB371, XB064 and
XB033; Exelixis’ commitment to contributing to society at large and creating sustained value for all of its stakeholders by translating science into impact for patients and all those it serves; Exelixis’ expectations that its employees and partners will commit to the highest standards of ethical behavior and maintain values and principles that reflect both global awareness and sustainability; Exelixis’ dedication of offering patients with cancer treatments of the highest quality and acceptable safety profile and providing patients with access to Exelixis medicines; Exelixis’ commitment to fostering a culture of belonging; Exelixis’ commitment to conducting business in an environmentally and climate respectful way; Exelixis’ scientific pursuit to create transformational treatments that give more patients hope for the future; and other statements that are not historical fact. Any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements and are based upon Exelixis’
current plans, assumptions, beliefs, expectations, estimates and projections. Forward-looking statements involve risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in the forward-
looking statements as a result of these risks and uncertainties, which include, without limitation: the degree of market acceptance of CABOMETYX and other Exelixis products in the indications for which they are approved and in the territories where they are approved, and Exelixis and its partners’ ability to obtain or maintain coverage and reimbursement for these products; the effectiveness of CABOMETYX and other Exelixis products in comparison to competing products; the level of costs associated with Exelixis’ commercialization, research and development, in-
licensing or acquisition of product candidates, and other activities; Exelixis’ ability to maintain and scale adequate sales, marketing, market access and product distribution capabilities for its products or to enter into and maintain agreements with third parties to do so; the availability of data at the referenced times; the potential failure of cabozantinib, zanzalintinib and other Exelixis product candidates, both alone and in combination with other therapies, to demonstrate safety and/or efficacy in clinical testing; uncertainties inherent in the drug discovery and product development process; Exelixis’ dependence on its relationships with its collaboration partners, including their pursuit of regulatory approvals for partnered compounds in new indications, their adherence to their obligations under relevant collaboration agreements and the level of their investment in the resources necessary to complete clinical trials or successfully commercialize partnered compounds in the territories where they are approved; complexities and the unpredictability of regulatory review and approval processes in the U.S. and elsewhere; Exelixis’ continuing compliance with applicable legal and regulatory requirements; unexpected concerns that may arise as a result of the occurrence of adverse safety events or additional data analyses of clinical trials evaluating cabozantinib, zanzalintinib and other
Exelixis products; Exelixis’ dependence on third-party vendors for the development, manufacture and supply of its products and product candidates; Exelixis’ ability to protect its intellectual property rights; market competition, including the potential for competitors to obtain approval for generic versions of Exelixis’ marketed products; changes in economic and business conditions; and other factors detailed from time to time under the caption “Risk Factors” in
Exelixis’ most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and in Exelixis’
future filings with the SEC. All forward-looking statements in this Proxy Statement are based on information available to Exelixis as of the date of this Proxy Statement, and Exelixis undertakes no obligation to update or revise any forward-
looking statements contained herein, except as required by law.

8	Exelixis, Inc.
PROPOSAL 1
ELECTION OF DIRECTORS

Proposal Snapshot – Item 1. Election of Directors
What is being voted on: Election of 11 director nominees to our Board.
Board recommendation: After a review of the individual qualifications and experience of each of our director nominees and his or her contributions to our Board (as applicable), our Board determined unanimously to recommend that shareholders vote FOR all of our director nominees.

Our Directors
Updates about our Board – New Directors
Our Board has welcomed five new independent directors since our 2023 Annual Meeting. In May 2023,
Tomas J. Heyman, David E. Johnson and Robert L. Oliver were elected as independent directors to our Board at our
2023 Annual Meeting of Stockholders. Messrs. Heyman, Johnson and Oliver filled vacancies on our Board of Directors following the departures of Carl B. Feldbaum, Esq., Vincent T. Marchesi, M.D., Ph.D. and Lance Willsey, M.D. in
May 2023. Our Board was also pleased to welcome Mary C. Beckerle Ph.D. and S. Gail Eckhardt M.D. as independent directors of the Board on January 5, 2024, each of whom were recommended to our Nominating and Corporate
Governance Committee by our independent director search firm.
Each of Messrs. Heyman, Johnson and Oliver and Drs. Beckerle and Eckhardt bring significant experience as described in their biographies below, and also have joined committees of the Board commensurate with their respective backgrounds:
››Mr. Johnson serves on our Audit Committee;
››Dr. Eckhardt and Mr. Oliver serve on our Compensation Committee;
››Dr. Beckerle and Mr. Heyman serve on our Nominating and Corporate Governance Committee
(Governance Committee);
››Drs. Beckerle and Eckhardt and Mr. Johnson serve on our Research & Development Committee; and
››Messrs. Heyman and Oliver serve on our Risk Committee.
Changes in Board Leadership
On January 2, 2024, Alan M. Garber, M.D., Ph.D., informed the Company that he would not be standing for re-election at the Annual Meeting. On March 27, 2024, Jacqueline Wright also informed the Company that she would not be standing for re-election at the Annual Meeting. As a result, effective at the Annual Meeting, the number of directors constituting the Board will be reduced from thirteen to eleven. We are grateful to both Dr. Garber and Ms. Wright for their wise counsel and invaluable contributions to our Board and committees throughout their tenure.
Ms. Freire concluded her service on the Compensation Committee and joined the Governance Committee as of
January 26, 2024. Ms. Freire will serve as Chair of the Governance Committee, effective May 30, 2024, bringing her corporate governance and leadership experience in the public sector into this key role. Ms. Freire will also conclude her service as, and Mr. Heyman will assume the role of, Chair of the Risk Committee, effective May 30, 2024, bringing
Mr. Heyman’s leadership experience in the pharmaceutical sector, as well as his extensive public and private company board experience, to this role.

Table of Contents	Proposal 1 | Election of Directors

2024 Proxy Statement	9
Our Certificate of Incorporation and Bylaws provide for the annual election of each director. The Board’s nominees for director are:

Director Nominees	Age	Position	Director Since
Mary C. Beckerle, Ph.D.	69	Independent Director	2024
S. Gail Eckhardt, M.D.	66	Independent Director	2024
Maria C. Freire, Ph.D.	69	Independent Director	2018
Tomas J. Heyman	68	Independent Director	2023
David E. Johnson	41	Independent Director	2023
Michael M. Morrissey, Ph.D.	63	President and Chief Executive Officer	2010
Robert L. Oliver, Jr.	65	Independent Director	2023
Stelios Papadopoulos, Ph.D.	75	Independent Chair of the Board	1994
George Poste, DVM, Ph.D., FRS	79	Independent Director	2004
Julie Anne Smith	53	Independent Director	2016
Jack L. Wyszomierski	68	Independent Director	2004
If elected at the Annual Meeting, each of these director nominees will serve for a one-year term expiring at our next annual meeting of stockholders in 2025. Each director will hold office until his or her successor has been elected and qualified, or until the director’s earlier death, resignation or removal.
Majority Voting Standard and Resignation Policy
As this is an uncontested election, each director must be elected by a majority of the votes cast. This means that the number of shares voted “for” a director must exceed the number of votes cast “against” that director. Our Corporate
Governance Guidelines require that all director nominees set forth in this Proxy Statement have tendered an irrevocable resignation as a director conditioned upon: (i) such director failing to receive a majority of “for” votes; and
(ii) acceptance by the Board of such resignation. If a director fails to receive a majority of “for” votes, then our
Governance Committee will determine whether to recommend to the Board that it accept such director’s resignation by evaluating the best interests of the Company and its stockholders and considering all relevant factors and information. Our Board will act on the Governance Committee’s recommendation within ninety days following certification of the stockholder vote. If the Board determines not to accept the conditional resignation of a director, the
Board will promptly disclose its decision-making process and decision to reject the conditional resignation in a Form 8-K furnished to the SEC.

10	Exelixis, Inc.
Board Independence, Diversity and Skills
The Board regularly evaluates the skills and experiences that it believes are desirable to be represented on the Board and best align with our strategic vision and business and operations. Below are certain qualifications, skills and experiences of our director nominees that contribute to the Board’s effectiveness as a whole.

Board Independence

91%

Board Tenure

0-5 Years:	5
5-10 Years:	2
10+ Years:	4

Over half of our board members have a tenure of 6 years or less

Board Diversity

Gender

36%

(4/11) are women

Ethnicity or National Origin

45%

(5/11) identify as non-white or were born outside the United States

Board Diversity Matrix

Board Diversity Matrix	Following the 2023 Annual Meeting of Stockholders on May 31, 2023		Following the 2024 Annual Meeting of Stockholders on May 30, 2024*	
Board Size				
Total Number of Directors	11		11	
Part I: Gender Identity	**Female**	**Male**	**Female**	**Male**
Directors	3	8	4	7
Part II: Demographic Background				
Black/African American	1	1	0	1
White	1	7	3	6
Hispanic/Latin American	1	0	1	0

* Presumes all eleven nominees for director will be re-elected to the Board at the Annual Meeting

Board Skills

	Board Member											
	Beckerle	Eckhardt	Freire	Heyman	Johnson	Morrissey	Oliver, Jr.	Papadopoulos	Poste	Smith	Wyszomierski	
Financial Expertise Experience or expertise in financial accounting and reporting or the financial management of a major organization	■		■	■	■	■		■		■	■	73% (8/11)
Commercial Understanding of financial, operational, regulatory and strategic issues related to the sales of pharmaceutical or biotechnology products				■		■	■	■		■	■	55% (6/11)
Public Company Governance Multiple years of experience as a board member of a publicly traded company and familiarity with key corporate governance matters	■	■	■	■	■	■	■	■	■	■	■	100% (11/11)
CEO Leadership Experience as Chief Executive Officer or equivalent management position of a large or growing business or non-profit organization	■		■	■		■	■			■		55% (6/11)
Research & Development Experience or expertise in discovery, biotechnology/ biochemistry or clinical development of pharmaceutical products, including familiarity with FDA regulations and ethical practices	■	■	■			■		■	■			55% (6/11)
Strategic Initiatives Experience driving strategic direction and growth of a large, complex business or nongovernmental organization, including expertise with acquisitions, licensing and other development activities			■	■	■	■	■	■	■	■		73% (8/11)

Table of Contents	Proposal 1 | Election of Directors

2024 Proxy Statement	11
Director Independence

10 of 11 Director Nominees are Independent
Our Board determined that each of our director nominees (other than Dr. Morrissey) is “independent” within the meaning of applicable SEC rules and regulations and the Nasdaq listing standards. Dr. Garber and Ms. Wright, who are not standing for re-election at our 2024 Annual Meeting, and Drs. Marchesi and Willsey and Mr. Feldbaum,
each of whom served as directors for part of 2023 before their respective departures from the Board, were also determined to be independent. In addition, the Board determined that: (i) all directors who serve on the Audit,
Compensation and Governance Committees are independent under applicable Nasdaq listing standards; and (ii) all members of the Audit Committee meet the independence requirements under the Exchange Act.

Process for Independence Assessment
We have adopted standards for director independence pursuant to Nasdaq listing standards, which require that a majority of the members of a listed company’s board of directors qualify as “independent,” as affirmatively determined by the board of directors. An “independent director” means a person other than an officer or employee of Exelixis or one of our subsidiaries, or another individual having a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. To assess independence, our Governance Committee and our Board review all relevant transactions or relationships between each director, or any of his or her family members, and Exelixis, its senior management or its independent registered public accounting firm.
Special Note Regarding Independence of Dr. Papadopoulos. Dr. Papadopoulos is considered a “co-founder” of Exelixis as a result of financial contributions he made during the earliest part of our history and his role in assembling and advising the scientists who ultimately served as our earliest management team. However, Dr. Papadopoulos has never been employed by us or otherwise involved with any daily business operations. Furthermore, our management team today is composed entirely of different individuals from our earliest management team. Accordingly, the Board has determined that Dr. Papadopoulos is independent under applicable SEC rules and the Nasdaq listing standards and is qualified to serve as our Chair and on our Audit Committee, as the Board believes that he has no interest, business or other relationship (including no family relationships) that could, or could reasonably be perceived to, materially interfere with his ability to act in the best interests of Exelixis.

12	Exelixis, Inc.

Director Nominees

Mary C. Beckerle, Ph.D. Chief Executive Officer, Huntsman Cancer Institute at the University of Utah
Director since 2024
Age 69
Key Qualifications and Expertise:
Our Board concluded that Dr. Beckerle should
continue to serve as a director of Exelixis due to her
training as a scientist, her extensive knowledge and
experience in the field of cancer research and
treatment, and her broad leadership experience, in
particular her corporate governance experience,
resulting from managing a world-class healthcare
organization and service on various public company
boards and scientific or advisory boards.
Committee Assignments:
•Governance Committee
•Research & Development Committee
Other Current Public Company Boards:
•Huntsman Corporation, serving on the
Nominating and Corporate Governance
Committee and Sustainability Committee
•Johnson & Johnson, serving on the Regulatory
Compliance & Sustainability Committee and
Science & Technology Committee (Chair)

Mary C. Beckerle, Ph.D., has been a director since January 2024. Since 2006,
Dr. Beckerle has served as Chief Executive Officer of the Huntsman Cancer Institute at
the University of Utah, and is also currently serving as Associate Vice President for
Cancer Affairs and a Distinguished Professor of Biology and Oncological Sciences at the
University of Utah. She first joined the faculty of the University of Utah in 1986, serving in numerous research and leadership positions over the years, and currently holds the Jon M. Huntsman Presidential Endowed Chair. Dr. Beckerle has served as a member of the board of directors of Huntsman Corporation, a publicly held global manufacturer of specialty chemicals, since 2011, and as a member of the board of directors of Johnson & Johnson, a publicly held diversified healthcare company, since
2015. She has been named a National Association of Corporate Directors (NACD)
Corporate Governance Fellow and was a 2018 NACD Directorship 100 Honoree. In
addition, she currently serves on a number of scientific and other advisory boards, including the Medical Advisory Board of the Howard Hughes Medical Institute since
2015, as well as on various external advisory boards of National Cancer Institute-
designated cancer centers. Previously, Dr. Beckerle served as a member of the Board of Scientific Advisors of the National Cancer Institute from 2018 to 2022, the External
Advisory Board of the Dana-Farber/Harvard Cancer Center from 2013 to 2022, the
Board of Directors of the American Association for Cancer Research from 2013 to
2016, the American Cancer Society Council for Extramural Grants from 2008 to 2012
(serving as Chair from 2010 to 2012) and the National Institute of Health’s Advisory
Committee to the Director from 2007 to 2010, as well as President of the American
Society for Cell Biology from 2006 to 2007. She is also an elected member of the
National Academy of Sciences, the American Philosophical Society and the American
Academy of Arts and Sciences. Dr. Beckerle holds a B.A. in Biology and Psychology
(magna cum laude) from Wells College and a Ph.D. in Molecular, Cellular and
Developmental Biology from the University of Colorado, Boulder. She completed her post-doctoral fellowship in Anatomy and Cell Biology at the University of North
Carolina at Chapel Hill.

Table of Contents	Proposal 1 | Director Nominees

2024 Proxy Statement	13

S. Gail Eckhardt, M.D. Professor and Associate Dean of Experimental Therapeutics, Associate Director of Translational Research, Dan L. Duncan Comprehensive Cancer Center, at Baylor College of Medicine
Director since 2024
Age 66
Key Qualifications and Expertise:
Our Board concluded that Dr. Eckhardt should
continue to serve as a director of Exelixis due to her
skills as a physician and medical researcher, and her
leadership experience in drug development and
translational medicine relative to oncology, as well as
her service on various public company boards and
scientific or advisory boards.
Committee Assignments:
•Compensation Committee
•Research & Development Committee
Other Current Public Company Boards:
•Syros Pharmaceuticals, Inc., serving on the
Compensation Committee and the Nominating
and Corporate Governance Committee

S. Gail Eckhardt, M.D., has been a director since January 2024. Since September 2023,
Dr. Eckhardt has served as Professor and Associate Dean of Experimental Therapeutics
at Baylor College of Medicine, as well as Associate Director of Translational Research at the Dan L. Duncan Comprehensive Cancer Center at Baylor College of Medicine.
Between 2017 and 2023, she was a tenured professor at Dell Medical School at the
University of Texas at Austin, where she also served as Chair of the Department of
Oncology, Associate Dean of Cancer Programs and as the inaugural Director of the
Livestrong Cancer Institutes. Prior to joining the University of Texas, Dr. Eckhardt was a member of the faculty at the University of Colorado School of Medicine from 1999 to
2017 (receiving tenure in 2001), where she had numerous roles and responsibilities, including Division Head of Medical Oncology, Associate Director for Translational
Research at the University of Colorado Comprehensive Cancer Center and Director of
the Phase I Program and Fellowship. Dr. Eckhardt has served as a member of the board of directors of Syros Pharmaceuticals, Inc., a publicly held biopharmaceutical company focused on developing frontline treatments for patients with hematologic malignancies, since September 2020. In addition, she has served on numerous committees and study sections, including the American Society of Clinical Oncology’s
Molecular Oncology Task Force and Board of Directors, the U.S. Food and Drug
Administrations’ Oncology Drugs Advisory Committee and the National Cancer
Institute’s Cancer Centers Study Section and Investigational Drug Steering Committee,
as well as eleven external advisory boards of National Cancer Institute-designated cancer centers. Dr. Eckhardt is also a current member of the National Academies
Cancer Policy Forum and was previously a lead mentor in the American Society of
Clinical Oncology’s Leadership Development Program and a member of the board of directors of the Association of American Cancer Institutes. Dr. Eckhardt holds a B.S. in
Chemistry from Stephen F. Austin State University and an M.D. from the University of
Texas Medical Branch in Galveston. She conducted her internship and residency in
Internal Medicine at the University of Virginia Medical School, followed by a post-doctoral research fellowship in Experimental and Molecular Medicine at Scripps
Research Institute in La Jolla, California and a fellowship in Medical Oncology at the
University of California, San Diego.

Maria C. Freire, Ph.D. Former President and Executive Director, Foundation for the National Institutes of Health
Director since 2018
Age 69
Key Qualifications and Expertise:
Our Board concluded that Dr. Freire should continue
to serve as a director of Exelixis due to her training as
a scientist, her knowledge and experience with respect
to U.S. and global public health, the biopharmaceutical
industry and government healthcare policymaking, as
well as her leadership experience in the public sector.
Committee Assignments:
•Governance Committee (Chair Elect)
•Research & Development Committee
Other Current Public Company Boards:
•Alexandria Real Estate Equities, serving on the
Nominating & Corporate Governance
Committee and the Science & Technology
Committee (Chair)
•Biogen Inc., serving on the Compensation and
Management Development Committee

Maria C. Freire, Ph.D., has been a director since April 2018. From 2012 to 2021,
Dr. Freire served as President and Executive Director and as a member of the board of directors of the Foundation for the National Institutes of Health. Previously, she
served as President and as a member of the board of directors of the Albert and Mary
Lasker Foundation from 2008 to 2012, as President and Chief Executive Officer of the
Global Alliance for TB Drug Development from 2011 to 2008 and as Director of the
Office of Technology Transfer at the National Institutes of Health from 1995 to 2001.
Dr. Freire has served on the board of directors of Biogen Inc., a publicly held biopharmaceutical company focused on the treatment of serious diseases, since 2021, on the board of directors of Alexandria Real Estate Equities, Inc., a publicly held urban office real estate investment trust uniquely focused on collaborative life science and technology campuses, since 2012, and on the board of directors of Koneksa Health, a private digital biomarker company, since 2022. She has previously served on the boards of numerous national and international organizations, including the Science
Board of the U.S. Food and Drug Administration, the World Health Organization
Commission on Intellectual Property Rights, Innovation and Public Health and the
United Nations Secretary General’s High Level Panel on Access to Medicines. Dr. Freire
is also a member of the National Academy of Medicine and the Council on Foreign
Relations, and she is the recipient of numerous awards, including a 2017 Gold Stevie
Award for “Woman of the Year,” the U.S. Department of Health and Human Services
Secretary’s Award for Distinguished Service, the Arthur S. Fleming Award and the
Bayh-Dole Award. Dr. Freire holds a Ph.D. in Biophysics from the University of Virginia and a B.S. from the Universidad Peruana Cayetano Heredia in Lima, Peru.

14	Exelixis, Inc.

Tomas J. Heyman Consultant and Interim Chief Executive Officer, Interlaken Therapeutics, Inc.
Director since 2023
Age 68
Key Qualifications and Expertise:
Our Board concluded that Mr. Heyman should
continue to serve as a director of Exelixis due to his
expertise in corporate development and his significant
leadership experience in the biopharmaceutical sector,
as well as his extensive experience serving on the
boards of several public and private companies.
Committee Assignments:
•Governance Committee
•Risk Committee (Chair Elect)
Other Current Public Company Boards:
•Akero Therapeutics, Inc., serving on the Audit
Committee and Nominating and Corporate
Governance Committee (Chair)
•OptiNose, Inc., serving on the Nominating and
Corporate Governance Committee
•Invivyd, Inc., serving on the Audit Committee
and Compensation Committee (Chair) (and has
announced his intention not to seek re-election
in 2024)
•Legend Biotech Corporation
•Xilio Therapeutics, Inc., serving on the Audit
Committee and Nominating and Corporate
Governance Committee (Chair) (and has
announced his intention not to seek re-election
in 2024)

Tomas J. Heyman has been a director since May 2023. Since 2021, Mr. Heyman has served as a consultant to Interlaken Therapeutics, Inc., a biotechnology company, and as its interim Chief Executive Officer, and since 2020, he has served as Operating
Partner at Bioqube Ventures, a life sciences investment firm. Previously, Mr. Heyman served as the President of Johnson & Johnson’s Corporate Venture Capital Group, the
venture capital arm of Johnson & Johnson, a pharmaceutical and consumer packaged goods company, from 2015 to 2019, and as the Global Head of Business Development
for Johnson & Johnson’s Pharmaceutical Group from 1992 to 2015. In addition, he served as Managing Director of Janssen Pharmaceutica, a pharmaceutical NV, a pharmaceutical company and an affiliate of Johnson & Johnson (now known as
Johnson & Johnson Innovative Medicine), from 2008 to 2016. Mr. Heyman began his career as a member of the legal department of Janssen Pharmaceutica NV in 1982.
Mr. Heyman has served as Non-executive Chairman of the board of directors of
Venatorx Pharmaceuticals, Inc., a privately held pharmaceutical company, since 2023.
He has also served as a member of  the board of directors of: Legend Biotech
Corporation, a publicly held biotechnology company, since 2022; Xilio Therapeutics,
Inc., a publicly held biotechnology company, since 2022 (and has announced his intention to not seek re-election in 2024); Invivyd, Inc. (formerly Adagio Therapeutics), a publicly held biopharmaceutical company, since 2021 (and has announced his intention to not seek re-election in 2024); OptiNose, Inc., a publicly held specialty pharmaceutical company, since 2020; and Akero Therapeutics, Inc., a publicly held biotechnology company, since 2020. Previously, Mr. Heyman served as a member of the Supervisory Board of Crucell NV, a biotechnology company. In addition to his private and public company experience, Mr. Heyman has served on the board of directors of the International Biomedical Research Alliance, a non-profit organization focused on biomedical research, since 2018, and as a member of the board of directors of Interuniversitair Micro-Electronica Centrum VZW, a Belgian non-profit organization specializing in micro- and nano-electronic research, since 2012.
Mr. Heyman holds a Master of Laws from Katholieke Universiteit Leuven.
He continued with post-graduate studies in International Law in Geneva, Switzerland, and post-graduate studies in Business Management at the University of Antwerp in Belgium.

David E. Johnson Managing Partner and Chief Investment Officer, Caligan Partners LP
Director since 2023
Age 41
Key Qualifications and Expertise:
Our Board concluded that Mr. Johnson should
continue to serve as a director at Exelixis due to his
expertise in strategic capital allocation and experience
as an investor and director for various life
sciences companies.
Committee Assignments:
•Audit Committee
•Research & Development Committee
Other Current Public Company Boards:
•Liquidia Corporation, serving on the
Audit Committee

David E. Johnson has been a director since May 2023. Since 2017, Mr. Johnson has served as the Managing Partner and Chief Investment Officer of Caligan Partners LP,
an SEC-registered investment adviser. Previously, he served as Managing Director at the Carlyle Group, a global private equity, alternative asset management and financial services firm, from 2010 to 2017, and as Vice President in the Principal Investments
area at Morgan Stanley, a global financial services and investment management firm, from 2004 to 2010. Prior to joining Morgan Stanley, Mr. Johnson worked at Weiss
Asset Management, an investment management firm, from 2003 to 2004. Mr. Johnson has served as a member of the board of directors of Liquidia Corporation, a publicly held biopharmaceutical company, since 2021, and as a member of the board of directors of AMAG Pharmaceuticals, Inc., a publicly held pharmaceutical company specializing in products treating iron deficiency anemia, from 2019 until its acquisition by Covis Group S.à r.l. in 2020. In the not-for-profit sector, Mr. Johnson serves as a member of the board of directors of The Children’s Scholarship Fund, Inc., a privately funded tuition assistance program, and previously served on the Executive Committee for the Harvard College Fund. Mr. Johnson holds an A.B. and S.M. in Applied
Mathematics from Harvard University.

Table of Contents	Proposal 1 | Director Nominees

2024 Proxy Statement	15

Michael M. Morrissey, Ph.D. President and Chief Executive Officer, Exelixis, Inc.
Director since 2010
Age 63
Key Qualifications and Expertise:
Our Board concluded that Dr. Morrissey should
continue to serve as a director of Exelixis due to his
leadership role as the President and Chief Executive
Officer of Exelixis. Beyond his role as Exelixis’ principal
executive officer, the Board also considered
Dr. Morrissey’s extensive qualifications, including his
training as a scientist, his significant knowledge and
experience with respect to the biotechnology,
healthcare and pharmaceutical industries,
comprehensive leadership background resulting from
service as an executive in the biotechnology industry,
and his ability to bring historic knowledge and
continuity to the Board.
Committee Assignments:
•None
Other Current Public Company Boards:
•Vera Therapeutics, Inc. (Chair), serving on the
Audit Committee and the Nominating and
Corporate Governance Committee

Michael M. Morrissey, Ph.D., has served as a director and as Exelixis’ President and
Chief Executive Officer since July 2010. Dr. Morrissey has held positions of increasing responsibility at Exelixis since he joined the company in February 2000, including serving as President of Research and Development from January 2007 to July 2010.
From 1991 to 2000, Dr. Morrissey held several positions at Berlex Biosciences, last holding the position of Vice President, Discovery Research. Earlier in his career,
Dr. Morrissey served as a Senior Scientist and Project Team Leader in Medicinal
Chemistry at CIBA-Geigy Corporation. Dr. Morrissey has served as Chair of the board of directors of Vera Therapeutics, Inc., a publicly held, clinical-stage biotechnology company focused on developing and commercializing transformative treatments for patients with serious immunological diseases, since April 2022, and previously served as a member of the board of directors of XWPharma Ltd., a privately held, clinical-stage biopharmaceutical company dedicated to the discovery and development of novel therapeutics, from December 2020 to April 2023, and as a member of the board of directors of CERo Therapeutics, Inc., a privately held biopharmaceutical company focused on next-generation cell-based therapies for cancer, from January 2022 to November 2022. He is the author of numerous scientific publications in medicinal chemistry and drug discovery and an inventor on 70 issued
U.S. patents and 25 additional published U.S. patent applications. Dr. Morrissey holds a B.S. (Honors) in Chemistry from the University of Wisconsin and a Ph.D. in Chemistry from Harvard University.

Robert (Bob) L. Oliver, Jr. Executive Advisor
Director 2023
Age 65
Key Qualifications and Expertise:
Our Board concluded that Mr. Oliver should continue
to serve as a director of Exelixis due to his leadership
experience and expertise in the field of
pharmaceutical commercialization, his memberships
on the boards of directors of various pharmaceutical
and biotechnology companies and his extensive
experience in financial strategy and business
development.
Committee Assignments:
•Compensation Committee
•Risk Committee
Other Current Public Company Boards:
•PsyBio Therapeutics Corp.

Robert L. Oliver, Jr. has been a director since May 2023. From 2010 to 2020, Mr. Oliver served in a variety of senior positions at Otsuka America Pharmaceutical, Inc., a pharmaceutical company and subsidiary of Otsuka Holdings Co. Ltd., including
President and Chief Executive Officer from 2016 to 2017, President and Chief
Operating Officer from 2014 to 2016, Vice President of Sales and Marketing from 2010 to 2014, and as Chairman of Otsuka Canada Pharmaceutical, Inc. from 2016 to 2020.
Prior to joining Otsuka, he served in a variety of senior positions at Wyeth
Pharmaceuticals, a pharmaceutical company, where he also served as Senior Vice
President from 2008 to 2010 and Vice President from 2005 to 2008. Mr. Oliver began his career with Johnson & Johnson, a pharmaceutical and consumer packaged goods company, where he held a variety of positions from 1989 to 2005. In addition,
Mr. Oliver has served as an Executive Advisor of CELLIX Biosciences, a biopharmaceutical company, since 2018, and Hyalo Technologies, LLC, since 2017.
Mr. Oliver has served as a member of the board of directors of PsyBio Therapeutics
Corp., a publicly held biotechnology company, since 2021, as a member of the board of directors of Neurotez, Inc., a privately held biotechnology company, since 2017, and as a member of the board of directors of Hyalo Technologies, LLC, a privately held biotechnology and biopharmaceutical company, since 2017. Previously, he served as a member of the board of directors and as Executive Advisor of Medison Canada, an affiliate of Medison Pharma Ltd., from 2018 to 2022, and as a member of the board of directors of Immunomedics, Inc., a publicly held biotechnology company, from
January 2017 until its acquisition by Gilead Sciences, Inc. in March 2017. In the not-for-
profit sector, Mr. Oliver serves on the Pharma Board of Advisors at Saint Joseph’s
University and on the Board of Governors of the Accreditation Council for Medical
Affairs. Mr. Oliver holds a B.A. from Rutgers University and an M.B.A. from Saint
Joseph’s University.

16	Exelixis, Inc.

Stelios Papadopoulos, Ph.D. Co-Founder and Chair of the Board, Exelixis, Inc.
Director since 1994
Age 75
Key Qualifications and Expertise:
Our Board concluded that Dr. Papadopoulos should
continue to serve as a director of Exelixis due to his
training as a scientist, his knowledge and experience
with respect to the biotechnology, healthcare and
pharmaceutical industries, his broad leadership
experience resulting from extensive service on various
boards, his knowledge and experience with respect to
finance matters, and his ability to bring historic
knowledge and continuity to the Board.
Committee Assignments:
•Audit Committee
•Compensation Committee
•Research & Development Committee
Other Current Public Company Boards:
•Regulus Therapeutics, Inc. (Chair), serving on
the Audit Committee and the Nominating and
Governance Committee

Stelios Papadopoulos, Ph.D., a co-founder of Exelixis, has been a director since
December 1994 and the Chair of the Board since January 1998. Dr. Papadopoulos retired as Vice Chairman of Cowen & Co., LLC in 2006 after six years as an investment banker with the firm, where he focused on the biotechnology and pharmaceutical sectors. Prior to joining Cowen & Co., he spent 13 years as an investment banker at
PaineWebber, Incorporated, where he was most recently Chairman of PaineWebber
Development Corp., a PaineWebber subsidiary focusing on biotechnology. He joined
PaineWebber in 1987 from Drexel Burnham Lambert, where he was a Vice President in the Equity Research Department covering the biotechnology industry. Prior to Drexel, he was a biotechnology analyst at Donaldson, Lufkin & Jenrette. Before coming to Wall
Street in 1985, Dr. Papadopoulos was on the faculty of the Department of Cell Biology at New York University Medical Center. Dr. Papadopoulos was a co-founder of Anadys
Pharmaceuticals, Inc., a publicly held biopharmaceutical company dedicated to improving patient care by developing novel medicines for the treatment of hepatitis C, acquired by F. Hoffmann-La Roche Ltd. in 2011. Dr. Papadopoulos served as a member of the board of directors of Anadys Pharmaceuticals from 2000 to 2011 and as its
Chairman in 2011, prior to its acquisition. Dr. Papadopoulos has served as a member of the board of directors of Regulus Therapeutics Inc., a publicly held biopharmaceutical company focused on the development of medicines targeting
microRNAs, since 2008, and as its Chairman since 2013, as a member of the board of directors of Graviton Bioscience Corporation, a privately held biopharmaceutical company focused on novel therapeutics designed for the treatment of autoimmune, cancer, certain genetic, fibrotic, and other serious diseases, since September 2023, and as co-founder and Chairman of the board of directors of Epikast, Inc., a privately held company focused on providing sales, medical affairs, market access, patient engagement and other services to pharmaceutical companies, since June 2023. He previously served as a member of the board of directors of three other publicly held companies: Biogen, Inc., a biopharmaceutical company focused on the treatment of serious diseases, from 2008 to 2023, and as its Chairman from 2014 to 2023; Eucrates
Biomedical Acquisition Corp., a special purpose acquisition company (SPAC) formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses, and as its Chairman, from 2020 to 2023; and BG Medicine, Inc., a diagnostics company focused on the development and commercialization of cardiovascular diagnostic tests, from 2003 until 2018. Dr. Papadopoulos was also co-
founder and member of the board of directors of Cellzome Inc., a privately held drug discovery company acquired by GSK plc (formerly GlaxoSmithKline) in 2012. In the not-
for-profit sector, Dr. Papadopoulos is a co-founder and Chairman of Fondation Santé, and until 2023, he served as a member of the board of visitors of Duke Medicine, and a member of the Global Advisory Board of the Duke Institute for Health Innovation.
Dr. Papadopoulos holds an M.S. in Physics, a Ph.D. in Biophysics and an M.B.A. in
Finance, all from New York University.

Table of Contents	Proposal 1 | Director Nominees

2024 Proxy Statement	17

George Poste, DVM, Ph.D., FRS Chief Scientist, Complex Adaptive Systems Initiative
Director since 2004
Age 79
Key Qualifications and Expertise:
Our Board concluded that Dr. Poste should continue to
serve as a director of Exelixis due to his training as a
scientist, his knowledge and experience with respect
to the life sciences, healthcare and pharmaceutical
industries, his broad leadership experience resulting
from service on various boards, and his knowledge and
experience with policymaking, regulatory issues and
other governmental matters.
Committee Assignments:
•Research & Development Committee (Chair)
•Risk Committee
Other Current Public Company Boards:
•None

George Poste, DVM, Ph.D., FRS, has been a director since August 2004. Since 2009,
Dr. Poste has been the Chief Scientist at Complex Adaptive Systems Initiative and
Regents’ Professor and Del E. Webb Professor of Health Innovation at Arizona State
University. From 2003 to 2009, Dr. Poste served as the director of the Biodesign
Institute at Arizona State University. Dr. Poste has served as the Chief Executive Officer of Health Technology Networks, a consulting company that specializes in the application of genomic technologies and computing in healthcare, since 2000. From
1992 to 1999, he was the Chief Science and Technology Officer and President, R&D, of
SmithKline Beecham Corporation, a pharmaceutical company (later merged into
GlaxoSmithKline plc). Dr. Poste served on the Defense Science Board of the U.S.
Department of Defense from 2001 to 2010 and is a member of other organizations dedicated to advancing defenses against bioweapons and biowarfare. Dr. Poste has served as a member of the board of directors of Caris Life Sciences, a privately held medical diagnostics company, since 2009,  and as a member of the board of directors of MediSix Therapeutics Pte. Ltd. (Singapore), a privately held immune engineering company developing novel cellular therapies to address Ta cell malignancies, since
2022. Previously, Dr. Poste served as a member of the board of directors of InanoBio,
Inc., a privately held biotechnology company, from 2021 to 2023, as a member of the board of directors of Monsanto Company, a publicly held provider of agricultural products and solutions, from 2003 until its acquisition by Bayer Aktiengesellschaft in
2018, and as the Non-executive Chairman of Orchid Cellmark, Inc., a publicly held DNA forensics company, from 2000 until its acquisition by the Laboratory Corporation of
America in 2009. Dr. Poste is a Fellow of the Royal Society, the UK Academy of Medical
Sciences, Hoover Institution, Stanford University, and various other prestigious organizations and has been awarded honorary doctorates from several universities.
Dr. Poste holds a DVM in veterinary medicine and a Ph.D. in Virology from the
University of Bristol, England and Board Certification in Pathology from the Royal
College of Pathologists.

18	Exelixis, Inc.

Julie Anne Smith Chief Executive Officer, Nuvig Therapeutics, Inc.
Director since 2016
Age 53
Key Qualifications and Expertise:
Our Board concluded that Ms. Smith should continue
to serve as a director of Exelixis due to her knowledge
and experience with respect to biotechnology,
healthcare and pharmaceutical industries and her
broad leadership experience resulting from service as
an executive in the pharmaceutical industry.
Committee Assignments:
•Audit Committee
•Compensation Committee (Chair)
Other Current Public Company Boards:
•Stoke Therapeutics, Inc., serving on the
Compensation Committee

Julie Anne Smith has been a director since September 2016. Since January 2023,
Ms. Smith has served as Chief Executive Officer and a member of the board of directors of Nuvig Therapeutics, Inc., a privately held biopharmaceutical company developing proprietary recombinant human therapeutics for patients with autoimmune disease. Previously, Ms. Smith served as President and Chief Executive
Officer and as a member of the board of directors of ESCAPE Bio Inc., a privately held, clinical-stage biopharmaceutical company developing novel, precisely targeted therapeutics for genetically defined neurodegenerative diseases, from 2018 to 2022, and as President and Chief Executive Officer and as a member of the board of directors of Nuredis, Inc., a privately held biotechnology company, from 2017 to 2018.
Prior to Nuredis, she served as President and Chief Executive Officer of Raptor
Pharmaceutical Corp., a publicly held biopharmaceutical company focused on developing and commercializing transformative treatments for people affected by rare and debilitating diseases, from 2015 until the company’s acquisition by Horizon
Pharma plc in 2016, where she also served as Executive Vice President and Chief
Operating Officer from 2012 to 2014. From 2008 to 2012, Ms. Smith served as Chief
Commercial Officer of Enobia Pharmaceuticals prior to the company’s acquisition by
Alexion Pharmaceuticals, Inc. Previously, Ms. Smith served as Vice President of
Commercial at Jazz Pharmaceuticals plc from 2006 to 2008, as Vice President, Global
Marketing at Genzyme General from 2001 to 2005, and helped to establish the operations and business development function for the biotech start-up, Novazyme
Pharmaceuticals, from 2000 to 2001. Ms. Smith began her industry career at Bristol-
Myers Squibb Company in 1996. Ms. Smith has served as a member of the board of directors of Stoke Therapeutics, Inc., a publicly held biotechnology company pioneering a new way to treat the underlying cause of genetic diseases by precisely unregulating protein expression, since 2020. Previously, Ms. Smith served as a member of the board of directors of Audentes Therapeutics, Inc. a publicly held, clinical-stage biotechnology company focused on developing and commercializing gene therapy products for patients suffering from serious, life-threatening rare diseases caused by single gene defects, from 2016 until its acquisition by Astellas
Pharma Inc. in 2020, and as a Director on the Health and Emerging Companies
Sections of the Biotechnology Innovation Organization (BIO) board. Ms. Smith holds a
B.S. in biological and nutritional sciences from Cornell University.

Jack L. Wyszomierski Former Executive Vice President and Chief Financial Officer, VWR International, LLC
Director since 2004
Age 68
Key Qualifications and Expertise:
Our Board concluded that Mr. Wyszomierski should
continue to serve as a director of Exelixis due to his
extensive financial reporting, accounting, and finance
experience, as well as his experience in the healthcare
and life sciences industries. These qualities have also
formed the basis for the Board’s decision to appoint
Mr. Wyszomierski as a member and Chair of the
Audit Committee.
Committee Assignments:
•Audit Committee (Chair)
•Governance Committee
Other Current Public Company Boards:
•XOMA Corporation (chair), serving on the Audit
Committee and the Compensation Committee
•Athersys, Inc., serving on the Audit Committee,
the Compensation Committee and the
Nominations, Governance and Compliance
Committee (Chair)
•SiteOne Landscape Supply, Inc., serving on the
Audit Committee and the Nominating &
Corporate Governance Committee (Chair)

Jack L. Wyszomierski has been a director since February 2004. From 2004 to 2009,
Mr. Wyszomierski served as the Executive Vice President and Chief Financial Officer of
VWR International, LLC, a supplier of laboratory supplies, equipment and supply chain solutions to the global research laboratory industry. From 1982 to 2003,
Mr. Wyszomierski held positions of increasing responsibility within the finance group at Schering-Plough Corporation, a health care company, culminating with his appointment as Executive Vice President and Chief Financial Officer in 1996. Prior to
joining Schering-Plough, he was responsible for capitalization planning at Joy
Manufacturing Company, a producer of mining equipment, and was a management consultant at Data Resources, Inc. Mr. Wyszomierski has served: as a member of the board of directors of XOMA Corporation, a publicly held biotech royalty aggregator, since 2010, and as its Chairman since January 2024; as a member of the board of directors of Athersys, Inc., a publicly held company engaged in the discovery and development of therapeutic product candidates, since 2010; and as a member of the board of directors of SiteOne Landscape Supply, Inc., a publicly held company that distributes landscape supply products, since 2016. Mr. Wyszomierski previously served as a member of the board of directors of: Unigene Laboratories, Inc., a publicly held biopharmaceutical company, from 2010 to 2013; AssuraMed Holding, Inc., a privately held distributor of home healthcare products, from 2011 until its acquisition by
Cardinal Health Inc. in 2013; and Solenis, Inc., a privately held chemicals producer from 2014 until its acquisition by Platinum Equity in 2021. Mr. Wyszomierski holds a
M.S. in Industrial Administration and a B.S. in Administration, Management Science
and Economics from Carnegie Mellon University.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NAMED NOMINEE.

Table of Contents	Proposal 1 | Director Nominees

2024 Proxy Statement	19
Board Committees

Our Board has five standing committees: Audit, Compensation, Governance, Research & Development, and Risk.
Each of our committees operates pursuant to a written charter (available at www.exelixis.com under the caption
“Investors & News —Corporate Governance—Committee Composition and Charters”), which charters are reviewed annually by each respective committee.

Audit Committee

Current Members: Jack L. Wyszomierski (Chair), David E. Johnson, Stelios Papadopoulos, Julie Anne Smith (All
Independent/All Audit Committee Financial Experts)*
The Audit Committee assists the Board in overseeing our financial reporting process and ensuring the integrity of our financial statements. The Audit Committee is composed entirely of independent directors and performs several functions, including:

•Evaluating the performance, qualifications,
compensation and continued engagement
of the independent registered public
accounting firm, as well as resolving any
disagreements between the independent
registered public accounting firm
and management
•Reviewing the financial statements for inclusion in our Annual Report on Form 10-K and preparing the Audit Committee’s report for inclusion in our Proxy Statement or Annual Report on Form 10-K

•Reviewing our tax strategy, material tax audits and proceedings and any other material tax matters	•Establishing procedures to receive and address complaints regarding accounting, internal accounting controls or auditing matters

•Reviewing, overseeing and approving related person transactions	•Reviewing the results of the annual audit and the quarterly financial statement reviews with management and the independent registered public accounting firm

•Overseeing our management of risks relating to financial reporting, fraud, securities trading and tax matters	•Maintaining compliance with SEC and Nasdaq rules applicable to audit committees

•Serving as the Qualified Legal Compliance Committee within the meaning of Rule 205.2(k) of Title 17, Chapter II of the Code of Federal Regulations	•Reviewing and approving our decisions to enter into certain swaps and other derivatives transactions, as well as our overall hedging strategy
The Board has determined that each member of the Audit Committee is an “audit committee financial expert” as defined in applicable SEC rules. Although Mr. Wyszomierski, the Chair of our Audit Committee, also serves as a director and a member of the audit committee for three other publicly traded companies, he attended all Exelixis Board and
Audit Committee meetings during 2023 and makes himself generally available to assist or advise Exelixis management.
The Audit Committee’s report is set forth in “Report of the Audit Committee” below.
*On June 30, 2023, Mr. Johnson was appointed to, and Dr. Freire concluded her service on, the Audit Committee.

20	Exelixis, Inc.
Compensation Committee

Current Members: Julie Anne Smith (Chair), S. Gail Eckhardt, Robert L. Oliver, Jr., Stelios Papadopoulos
(All Independent)*
The Compensation Committee assists the Board in overseeing our compensation policies, plans and programs. The
Compensation Committee is composed entirely of independent directors and performs several functions, including:

•Assessing compensation policies and practices and reviewing executive compensation	•Evaluating director compensation and recommending any changes to the Board for approval

•Reviewing our Compensation Discussion and Analysis and preparing the Compensation Committee’s report for inclusion in our Proxy Statement	•Administering equity awards under our stock plans

•Addressing any conflict of interest with any compensation adviser engaged by management or the Compensation Committee	•Assisting the Board in its oversight of our human capital management function, including recruiting, retention, career development and progression, non-CEO management succession and diversity

•Establishing compensation and benefits policies for employees, including executive officers	•Overseeing annual evaluations of performance of our executive officers

•Establishing, overseeing and reviewing stock ownership guidelines for directors and executive officers
The Compensation Committee’s report is set forth in “Compensation Committee Report” below. Information on the
Compensation Committee’s processes and procedures for consideration of executive compensation are addressed in
“Compensation Discussion and Analysis” below. For information regarding our processes and procedures for the consideration and determination of director compensation, please see “Compensation of Directors” below. In accordance with its charter, the Compensation Committee also may delegate any of its authority or responsibility to the Chair of the Compensation Committee or to a subcommittee composed of one or more members of the
Compensation Committee and/or other members of the Board and/or officers of Exelixis.
*On May 7, 2023, Dr. Willsey resigned from the Compensation Committee. On May 31, 2023, Dr. Marchesi
resigned from the Compensation Committee. On June 30, 2023, Dr. Freire and Mr. Oliver were appointed to the
Compensation Committee. On January 26, 2024, Dr. Eckhardt was appointed to, and Dr. Freire concluded her service on, the Compensation Committee.
Compensation Consultants. The Compensation Committee retained Aon’s Human Capital Solutions division of Aon plc
(Aon), a compensation consulting firm serving technology and life sciences companies, as its external compensation consultant to assist the Compensation Committee in its duties related to executive and non-employee director compensation during 2023. In this capacity, Aon reported directly to the Compensation Committee or through its Chair.
In addition, at the direction of the Compensation Committee, management retained Aon, principally to provide benchmark and industry compensation data for executive and broad-based compensation analyses. In consideration for compensation related services provided during 2023, we paid Aon an aggregate of $308,294. Aon’s affiliate Radford provided our management with access to the Radford Global Life Sciences Survey, Radford Global Technology Survey,
Radford Global Sales Survey, Radford U.S. Benefits Survey and similar materials, for which we paid Radford an aggregate of $43,272 in 2023. Aon is also an affiliate of Aon Risk Services, which provided insurance brokerage services to us during 2023 at a total cost of $240,000. Please see “Compensation Discussion and Analysis” for more information regarding the Compensation Committee’s engagement of Aon.

Table of Contents	Proposal 1 | Board Committees

2024 Proxy Statement	21
Governance Committee

Current Members: Alan M. Garber (Chair), Maria C. Freire (Chair Elect), Mary C. Beckerle, Tomas J. Heyman,
Jacqueline Wright, Jack L. Wyszomierski (All Independent)*
The Governance Committee oversees all aspects of our corporate governance functions on behalf of the Board. The
Governance Committee is composed entirely of independent directors and performs several functions, including:

•Overseeing our governance practices, including recommending to the Board for approval of any changes to our corporate governance framework	•Identifying, evaluating and recommending qualified director candidates to the Board

•Ensuring effective communication between the Board, its committees and management, as well as establishing procedures for stockholders’ communications to the Board	•Developing Corporate Governance Guidelines and administering our Corporate Code of Conduct

•Conducting periodic assessments of the performance of the Board and its committees and compliance with SEC and Nasdaq requirements for independence and expertise
•Conducting periodic assessments of
sustainability strategy and policies (including
ESG matters), and overseeing management
in their implementation and the preparation
of public disclosures pertaining to ESG
programs and sustainability efforts

•Facilitating CEO succession planning	•Overseeing the orientation program for new directors and continuing education of all directors
*On May 31, 2023, Mr. Feldbaum resigned from the Governance Committee. On June 30, 2023, Mr. Heyman was
appointed to the Governance Committee. On January 26, 2024, Drs. Beckerle and Freire were appointed to the
Governance Committee. On March 29, 2024, Dr. Freire was appointed as Chair Elect of the Governance Committee, effective May 30, 2024. In addition, Dr. Garber and Ms. Wright are not standing for re-election at the
2024 Annual Meeting.
Director Qualifications; Diversity. The Governance Committee does not have a fixed set of minimum qualifications for candidates for membership on the Board. Instead, in considering candidates for directorship, the Governance
Committee will generally consider all relevant factors, including the candidate’s applicable expertise and demonstrated excellence in his or her field, the usefulness of such expertise to us, the availability of the candidate to devote sufficient time and attention to the Company’s affairs, the existence of any relationship that would interfere with the exercise of the candidate’s independent judgment, and the candidate’s demonstrated character and judgment. In addition, the
Board believes that its members should reflect a diversity of viewpoints, background, experience and other characteristics such as, but not limited to, gender, race and ethnicity. Accordingly, when evaluating prospective Board candidates, the Governance Committee considers (and will ask any search firm that it engages to provide) candidates who would contribute to Board diversity, including both women and individuals from underrepresented communities who meet the relevant business and search criteria. The Governance Committee and Board evaluate the effectiveness of this diversity policy as part of their periodic performance assessments. In the director candidate review process, the
Governance Committee evaluates prospective candidates in the context of the existing membership of the Board
(including the qualities and skills of the existing directors), our operating requirements and the long-term interests of our stockholders.
The Governance Committee regularly evaluates the needs of the Board with respect to skills and experiences that may be filled by a new director candidate. In addition, the Governance Committee is authorized to access external resources as it deems necessary or appropriate to fulfill its defined responsibilities, including engagement of executive search firms to help identify director candidates.

22	Exelixis, Inc.
Director Nominations. The Governance Committee considers and assesses all candidates recommended by our directors, officers and stockholders. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate. If, after its review, the Governance
Committee supports a candidate, it would recommend the candidate for consideration by the full Board. Our
Governance Committee considers stockholder recommendations for directors in the same manner as other candidates.
The Governance Committee has not received any recommended nominations from any stockholder holding 5% or more of our common stock in connection with the Annual Meeting.
Stockholders who wish to submit potential director candidates for consideration by the Governance Committee should follow the instructions in “Questions and Answers About These Proxy Materials and Voting” above.
Performance Assessments. The Governance Committee performs periodic assessments of the performance of the
Board and its committees. As part of this process, each director completes an annual assessment questionnaire for the
Board and each committee on which such director serves to evaluate, anonymously, the overall performance of the
Board and its committees and identify areas for improvement. The factors considered in the annual assessment questionnaires include, but are not limited to: the appropriateness of the size of the Board; whether the directors possess the skills and expertise appropriate for the company; the effectiveness of the Board’s selection criteria for new director candidates (including with respect to the Board’s diversity policy); the overall effectiveness of and efficient use of time at Board and committee meetings; and the process for management to report important information to committees or the full Board, as appropriate. The annual assessment questionnaires also provide each director with an opportunity to provide open-ended responses with respect to ways to improve Board and/or committee performance.
In addition, periodically, each director will interview with an independent legal counsel to the Board to discuss his or her perspectives about the Board’s performance, as well as corporate governance goals and potential risks facing the company, and summaries of these interviews are then reported to the Board. The Governance Committee and the full
Board also seek input from management and external advisors as part of the performance assessment process.
CEO Succession Planning. Succession planning for our CEO helps ensure continuity of leadership and is critical to the company’s success. The Board has delegated primary responsibility for CEO succession planning to the Governance
Committee and both the Board and Governance Committee discuss CEO succession planning regularly in executive sessions. The Governance Committee has oversight for the development of processes and protocols for short-term and long-term succession plans that ensure stability and accountability during a period of leadership transition.
Research & Development Committee

Current Members: George Poste (Chair), Mary C. Beckerle, S. Gail Eckhardt, Maria C. Freire, Alan M. Garber,
David E. Johnson, Stelios Papadopoulos (All Independent)*
The Research & Development Committee assists the Board in overseeing various scientific matters related to our drug discovery and preclinical and clinical development programs. The Research & Development Committee is composed entirely of independent directors and performs several functions, including:

•Overseeing our clinical development program and internal drug discovery activities	•Reviewing the overall organization, resourcing and capabilities of our research and development business units

•Reviewing the progress of preclinical and clinical assets that we have in-licensed or acquired and evaluating the scientific aspects of potential future business development opportunities	•Evaluating and discussing trends in the oncology treatment landscape and potential effects on our pipeline strategy and other business needs

•Advising the Board on other matters of scientific importance as the Board, in consultation with management, may designate from time to time

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2024 Proxy Statement	23
*On May 7, 2023, Dr. Willsey resigned from the Research & Development Committee. On May 31, 2023, Dr. Marchesi
resigned from the Research & Development Committee. On June 30, 2023, Mr. Johnson was appointed to the
Research & Development Committee. On January 26, 2024, Drs. Beckerle and Eckhardt were appointed to the
Research & Development Committee. In addition, Dr. Garber is not standing for re-election at the 2024
Annual Meeting.
Risk Committee

Current Members: Maria C. Freire (Chair), Tomas J. Heyman (Chair Elect), Robert L. Oliver, Jr., George Poste,
Jacqueline Wright (All Independent)*
The Risk Committee of the Board assists the Board in overseeing management’s responsibility to assess, manage and mitigate risks associated with our business and operational activities. The Risk Committee is composed entirely of independent directors and performs several functions, including:

•Reviewing our overall risk management framework and infrastructure designed to identify, assess, manage and mitigate our material risks	•Overseeing management’s administration of government and other investigations and material litigation matters

•Overseeing management’s administration
of our various compliance programs,
including, but not limited to, those relating
to data privacy and cybersecurity, drug
safety, healthcare compliance and quality
management

•Overseeing management’s identification,
assessment and management of our
business and operational risks not
specifically allocated to the Board or another
committee of the Board, and obtaining
periodic reports from our Ethics Committee

•Reviewing the policies, guidelines and practices for managing business and operational risks	•Evaluating trends in risk management and advising the Board on best practices with respect to risk management strategy and implementation
*On May 31, 2023, Mr. Feldbaum resigned from the Risk Committee. On June 30, 2023, Messrs. Heyman and Oliver
were appointed to the Risk Committee, and Dr. Freire was appointed as Chair of the Risk Committee. On March 29,
2024, Mr. Heyman was appointed as Chair Elect of the Risk Committee effective May 30, 2024, and Dr. Freire will conclude her service as Chair and as a member of the Risk Committee on that same date. In addition, Ms. Wright is not standing for re-election at the 2024 Annual Meeting.
Meetings and Attendance

The Board held eight meetings during 2023, and all of our directors other than Ms. Wright attended at least 75% of the total meetings of the Board and of the committees on which they served. Ms. Wright’s absences were due principally to scheduling conflicts with certain activities and meetings. In March 2024, Ms. Wright provided us with notice that she will not be standing for re-election to the Board at the end of her current term, which expires at the Annual Meeting.
The independent directors met four times in regularly scheduled executive sessions.

	Board of Directors	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Research & Development Committee	Risk Committee
Number of Meetings Held in Fiscal 2023	8	4	8	3	2	2
The Board does not have a formal policy with respect to the attendance of its members at Annual Meetings of
Stockholders. Dr. Morrissey, as the sole representative of the Board, attended the 2023 Annual Meeting of Stockholders.

24	Exelixis, Inc.
Corporate Governance

Please note that information found on, or accessible through, our website is not a part of, and is not incorporated into, this Proxy Statement.
Corporate Governance Guidelines
Our Corporate Governance Guidelines, can be viewed at www.exelixis.com under the caption “Investors & News—
Corporate Governance—Corporate Governance Documents and Information.” This document covers, among other topics, director independence, board composition, structure and functioning, director selection criteria, diversity, committees of the board, board and board committee evaluations, overboarding guidelines and our majority voting policy. Our Board regularly reviews, and modifies from time to time, our Corporate Governance Guidelines, Board committee charters and Board practices.
Special Note Regarding Other Board Service of Mr. Heyman. Our Corporate Governance Guidelines require that our non-employee directors serve on no more than three additional public company boards of directors. As of the date of this Proxy Statement, Mr. Heyman also serves as a director for five other publicly traded companies; however, he has announced his intention to not run for re-election and resign from the boards of Invivyd Inc. and Xilio Therapeutics, Inc.
at each company’s respective annual meeting in 2024. Accordingly, we will then be compliant with our overboarding guidelines. In addition, Mr. Heyman attended all Exelixis Board and committee meetings following his election to the
Board in 2023 and makes himself generally available to assist or advise Exelixis management.
Corporate Code of Conduct
Our Corporate Code of Conduct functions as our Code of Ethics under the SEC rules and applies to all directors, officers and employees. The Corporate Code of Conduct is posted on our website at www.exelixis.com under the caption
“Investors & News—Corporate Governance—Corporate Governance Documents and Information.” We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of this
Corporate Code of Conduct by posting such information on our website, at the address and location specified above and, to the extent required by the listing standards of the Nasdaq Stock Market, by filing a Current Report on Form 8-K with the SEC, disclosing such information.
Our Corporate Code of Conduct reflects our corporate values and describes how our officers, directors, employees and contractors are expected to conduct themselves when representing Exelixis. It also underscores our commitment to strive to comply with laws that regulate our business activities as a biotechnology company. Our employees receive regular training on our Corporate Code of Conduct.
Included in our Corporate Code of Conduct are procedures for employees to report potential violations to our Ethics
Committee, which is chaired by our Chief Executive Officer and includes other members of our senior management team. To help ensure our employees feel comfortable raising good faith questions or concerns with respect to our
Corporate Code of Conduct or our other policies, these reports can be made confidentially (or anonymously) via our
Ethics Helpline, and we maintain a strict policy against any retaliation or discrimination towards an employee who makes such a report. The Board, through the Audit Committee, regularly receives reports of disclosures made through the Ethics Helpline, as well as any concerns raised to the Ethics Committee or otherwise submitted through our internal compliance reporting system. The Audit Committee is responsible for the oversight of such matters, or as appropriate, will assign such oversight to another committee of the Board.
Board Leadership Structure
The Board does not have a formal policy on whether the role of Chair and Chief Executive Officer should be separate or combined. Our Corporate Governance Guidelines provide that the Board will select its Chair and the Chief Executive
Officer in the manner it considers to be in the best interests of our company. Currently, we have an independent Chair of the Board separate from the Chief Executive Officer. The Board believes this bifurcated structure provides for independent oversight of management and strong Board leadership, while allowing for the effective management of company affairs.

Table of Contents	Proposal 1 | Corporate Governance

2024 Proxy Statement	25
Role of the Board in Risk Oversight
Management is responsible for assessing, managing and mitigating the various risks associated with our business and operational activities, including, without limitation, strategic, operational, financial, regulatory and cybersecurity risks that may exist from time to time. Management has implemented appropriate risk management structures, policies and procedures, and manages our risk exposure on a day-to-day basis. In accordance with our Corporate Governance
Guidelines, the Board, both directly and through its committees (including the Risk Committee), oversees the proper functioning of our risk management processes. In their specific risk oversight roles, the Board and the Risk Committee evaluate whether management has reasonable controls in place to address material risks currently facing our company and those we may face in the future. The Board, the Risk Committee and other committees meet at regularly scheduled and special meetings throughout the year at which management reports to the Board concerning the results of its risk management activities, as well as external changes that may change the levels of business risk to which we are exposed.
The Board delegates certain of its risk oversight responsibilities to its various committees as follows:
››Our Audit Committee oversees the management of risks relating to financial reporting or fraud, securities trading and tax matters. Our Audit Committee also reviews any proposed related party transactions to ensure we do not engage in transactions that would create a conflict of interest or result in harm to us.
››Our Compensation Committee periodically assesses our compensation policies and practices, including structuring and reviewing our executive compensation programs and conducting an annual compensation risk assessment, to determine whether these policies or practices are reasonably likely to have a material adverse effect on us. Our Compensation Committee also assists the Board in its oversight of our human capital management function.
››Our Governance Committee oversees our governance practices and the management of related risks, including director independence and Board composition and succession of both the Board and CEO, and the development and administration of our Code of Conduct.
››Our Research & Development Committee evaluates risks associated with the scientific discovery process, preclinical and clinical development programs, to the extent not within the purview of the Risk
Committee’s oversight of our compliance programs.

››Our Risk Committee assists the Board with oversight of our internal risk management framework, policies, guidelines and infrastructure, and, if called for, its administration of government and other investigations and material litigation matters. The Risk Committee receives reports from members of management’s
Ethics Committee and also oversees management in the dispatch of its responsibility to administer our various compliance programs, including, but not limited to, data privacy and cybersecurity, drug safety, healthcare compliance and quality management. Finally, the Risk Committee oversees our business and operational risks that are not specifically allocated to the Board or another committee of the Board, and also evaluates risk management trends in order to advise the Board on best practices with respect to risk management strategy and implementation. The Risk Committee provides periodic reports to the full Board.
Our senior management presents the full Board with frequent business updates during both regular Board meetings and monthly teleconferences, at which time the Board provides management with feedback, makes recommendations and, as needed, issues directives to address our risk exposure.

26	Exelixis, Inc.
Prohibitions on Derivative, Hedging, Monetization and Other Transactions
We maintain an insider trading policy that applies to directors and employees, including our executive officers, which prohibits certain transactions in our stock, including short sales, puts, calls or other transactions involving derivative securities, hedging or monetization transactions, purchases of Exelixis securities on margin or borrowing against an account in which Exelixis securities are held, or, subject to the following exception, pledging Exelixis stock as collateral for a loan. There are no exceptions to these prohibitions, other than the pledging of Exelixis stock as collateral for a loan, which requires prior approval of Exelixis’ Securities Compliance Committee (comprising senior members of our legal and finance teams). Before granting the exception, the Securities Compliance Committee will require such director or employee to establish his or her financial capacity to repay the loan without resort to the pledged securities, and the pledged securities may not be sold without the advance written consent of the Securities Compliance
Committee. As of the date of this Proxy Statement, no shares of Exelixis stock are pledged by any of our directors or executive officers.
Stockholder Communications with the Board
The Board welcomes communications from Exelixis’ stockholders. Stockholders may communicate with the Board by sending a written communication to “Exelixis, Inc., Board of Directors c/o Corporate Secretary, 1851 Harbor Bay
Parkway, Alameda, California 94502.” Stockholders may also communicate with the Board by facsimile at (650)
837-7951 or by e-mail at info@exelixis.com, with each of the foregoing sent with “Attn: Board of Directors” in the
“Subject” line.
Each communication must set forth the name and address of the stockholder as it appears in Exelixis’ records (and, if the stock is held by a nominee, the name and address of the beneficial owner of the stock). After confirming the stock ownership of the author of the communication, the Corporate Secretary will review and evaluate the communication, and shall have the authority to and will screen out communications from stockholders that are not directly related to the duties and responsibilities of the Board. The Corporate Secretary may also disregard duplicative communications.
If deemed directly related to the duties and responsibilities of the Board, the Corporate Secretary will forward the communication, depending on the subject matter, to the Chair of the Governance Committee, the Chair of the Audit
Committee, the Chair of the Board, the independent directors, or the full Board, as deemed appropriate.
Stockholder Outreach
We maintain a robust investor relations and corporate governance program for stockholder outreach to provide regular updates on our business performance and corporate strategy, including but not limited to financial results, clinical trial readouts, pipeline advancement, business development efforts and upcoming milestones, as well as corporate governance related matters, including our executive compensation program, human capital management practices, DEI programs and initiatives, governance practices (such as Board independence, composition, tenure and refreshment), ESG disclosures (including the CV&S report) and other areas of our business, to elicit a better understanding of their concerns and perspectives. We bi-annually request engagement meetings with our top 35 institutional shareholders representing over 60% of our common stock outstanding. Additionally, we accept 100% of engagement meetings requested by our top shareholders. As a result, we have implemented the feedback received from our stockholders into various areas of our business. For additional details about our stockholder outreach efforts during fiscal 2023, please see “Compensation Discussion and Analysis—How We Determine Executive Compensation—
Stockholder Outreach and Board Responsiveness.”
Stock Ownership Guidelines for Non-Employee Directors
We maintain Stock Ownership Guidelines for our directors and Named Executive Officers to further align their financial interests with those of our stockholders, as well as to promote sound corporate governance. For our non-employee directors, our Stock Ownership Guidelines require an ownership target of the value equivalent to 5 times the annual cash Board retainer. All non-employee directors are expected to achieve their stock ownership targets within five years of becoming subject to these guidelines. The policy includes procedures for granting exemptions in the case of severe financial hardship. Ownership targets for our Named Executive Officers (including those serving on our Board) are described below under “Compensation Discussion and Analysis—Other Compensation Information—Stock Ownership
Guidelines for NEOs.”

Table of Contents	Proposal 1 | Corporate Governance

2024 Proxy Statement	27
In September 2023, we amended our Stock Ownership Guidelines with respect to determining ownership levels for each non-employee director, among other changes. Under our amended Stock Ownership Guidelines, credit is provided for shares held outright (including shares owned through trusts, the Amended and Restated Exelixis, Inc. 401(k) Plan
(401(k) Plan), or by a spouse), as well as shares to be issued upon vesting of RSUs (as defined below) and PSUs (as defined below, to the extent such performance criteria has been achieved), in each case net of applicable taxes. Credit is no longer provided for any unexercised stock options (regardless of whether such stock options are vested). The values for all shares determined to be held by our non-employee directors and Named Executive Officers are based on the 200-day average stock price as of the measurement date. As of February 28, 2024, all of our non-employee directors had met the required ownership targets, with the exceptions of Messrs. Heyman, Johnson and Oliver, who joined the Board in May 2023 and are not required to achieve their stock ownership targets until May 2028, and
Drs. Beckerle and Eckhardt, who joined the Board in January 2024 and are not required to achieve their stock ownership targets until January 2029.
Spotlight on Corporate Responsibility and Sustainability
Exelixis’ mission is to help cancer patients recover stronger and live longer. In addition to delivering for patients, we are also focused on contributing positively to society at large. To that end, Exelixis expects that its employees will commit to the highest standards of ethical behavior and maintain values and principles that reflect both global awareness and sustainability. This entails integrating ESG considerations directly into our research and development projects, business operations and investment processes as we strive to create sustained value for all our stakeholders by translating science into impact for patients and all those we serve.
In October 2023, we issued our 2023 Corporate Values & Sustainability (CV&S) report, which details our sustainable business practices and progress on ESG initiatives and focused on four key themes:
Access to Innovative and Safe Cancer Medicines
We can only accomplish our mission to help cancer
patients if the medicines we discover and develop are
innovative and fulfill unmet medical needs. Furthermore,
those medicines must be of the highest quality, have an
acceptable safety profile, be available expeditiously
when prescribed by healthcare professionals and be
accessible to cancer patients that would otherwise go
without it due to lack of insurance or inability to pay.
Key Components:
•Discovering new treatment options to target an
expanding range of tumor types and indications
•Disciplined investing of our revenues from the
cabozantinib franchise sales into research and
development to fuel the discovery and
development of the next generation of drug
candidates for cancer patients
•Conducting safe and ethical clinical trials,
including improved representation of diverse
communities in the relevant trials
•Supporting patients with improved access and
affordability, including through Exelixis Access
Services (EASE), a comprehensive resource that
provides co-pay assistance, allows qualifying
uninsured or underinsured patients to receive
medication free of charge and connects
patients with healthcare providers to assist
with their treatment
•Safeguarding the integrity of our products
through their entire lifecycle, from preclinical
and clinical development through the post-
market experience

28	Exelixis, Inc.
Community Engagement and Advocacy
We connect with communities in which our employees
live and work and like-minded organizations that are
dedicated to improving cancer care, education, outreach
and advocacy. Through our giving initiatives, we extend
our impact and create partnerships to benefit patients
and the healthcare professionals and researchers
championing their care. We also fund educational
requests, sponsorships and charitable organizations, and
support employee giving and volunteerism, knowing that
together we can do more for all the communities
we serve.
Key Components:
•Matching employee donations up to a certain
amount, enabling our employees, in most
instances, to double the impact of dollars they
donate to philanthropic and community
organizations through our Exelixis Employee
Giving Program
•The Exelixis Employee Volunteer Program,
enabling employees to give back to the
communities in which we live and work on a paid
time off basis
•Raising awareness of health-related cancer issues
and providing the public with accurate and
appropriate information, assistance and/or
education on the prevention, diagnosis and
treatment of disease
•Speaking out on important public policies to
drive greater awareness and acknowledgment
from legislators and policymakers of the
important role played by emerging biotech
companies in our nation’s medical
innovation ecosystem
Our People and Culture
We nurture a culture in which all employees feel
empowered to be their authentic selves. We respect and
appreciate each employee’s unique perspective and
experiences, and believe that celebrating, encouraging
and supporting both similarities and differences
contributes to our company mission. We take pride in our
core corporate values to Be Exceptional, Excel for
Patients and Exceed Together, and remain committed to
fostering a culture in which each and every employee
feels a sense of belonging to the Exelixis team and
our mission.
Key Components:
•Talent management, including competitive
benefits programs to recruit and retain talented
employees and a collaborative workplace culture
that fosters individual development, while
embodying our corporate values
•Talent development, including offering a tuition
reimbursement program as well as professional
development courses ranging from technical
training to competency-based workshops and
leadership development programs facilitated by
external partners who are experts in their
respective fields
•Employee engagement, including recruitment
initiatives, compensation and benefits programs,
safety in performing critical laboratory work,
diversity and other matters relevant to human
capital management
•An employee Diversity Council and eight
employee resource groups, facilitating the self
expression and representation of different
racially, culturally, and socially connected
community groups, within and beyond Exelixis
•Employee health and safety, including regular
inspections and training to promote general
workplace safety and low rate of accidents

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2024 Proxy Statement	29
Environmental Management
We are committed to conducting business in a way that
respects our environment and the Earth’s changing
climate. As part of this commitment, we recognize that
climate change threatens human safety and well-being
on a dramatic scale. We feel all businesses—especially
those like ours that are dedicated to human health—
have a duty to minimize their impact on climate change
and promote a long and prosperous future for all of
Earth’s inhabitants. Throughout 2023, we incorporated
many environmentally sustainable practices into our
facilities and operations.
Key Components:
•Sustainable facilities, including prioritizing
reduction of our energy use where possible
and shifting our energy consumption to
renewable sources:
◦We invest in energy- and water-efficient
equipment, technology and other
building features as we continue to
grow our physical footprint
◦Our facilities meet and, in many cases,
exceed building code standards for
energy efficiency and environmental
impact (most notably, our largest
building at our Alameda campus
received a LEED BD+C Gold Certification
through the U.S. Green Building Council)
◦100% clean electricity, purchased from
eligible renewable sources and large
hydroelectric sources, in addition to
power generated from onsite
solar panels
•Green transportation, including our commuter
support program (ongoing since 2019) to replace
single-occupancy vehicle trips with shared
transport to help reduce the carbon footprint of
our commuting workforce
•Environmental baseline, including launch of a
new software system to help us track energy and
natural gas usage across our Alameda campus,
providing us with insights on our performance
and opportunities to optimize our use of
these resources
•Waste management, including strict adherence
to applicable laws and regulations on handling
hazardous materials and wastes in the course
of business:
◦We take steps to decrease the
environmental impact of our laboratory
activities, such as using supercritical
fluid chromatography, an eco-friendly
method to purify small molecules, and
implementing a solvent dispensing
system that reduces packaging waste
for common chemicals
◦We also implement a “take back”
program that provides easy disposal of
unused products
Further information about our ESG programs and sustainability efforts, including our full CV&S Report, is available on our website at www.exelixis.com under the caption “Creating Impact—Sustainability.”

30	Exelixis, Inc.
COMPENSATION OF DIRECTORS
Overview of Director Compensation
The compensation program for our non-employee directors is intended to be competitive and fair so that we can attract optimal talent to our Board and recognize the time and effort required of a director given the size and complexity of our operations. In accordance with its charter, our Compensation Committee is responsible for recommending to the Board for approval the annual compensation for our non-employee directors and acts on behalf of the Board in discharging the Board’s responsibilities with respect to overseeing our compensation policies for non-employee directors. To assist with the Compensation Committee’s and the Board’s review, the Compensation
Committee’s external compensation consultant prepares a comprehensive annual assessment of our non-employee director compensation program. The assessment includes benchmarking director compensation against the same 2023 peer group used for executive compensation purposes, an update in recent trends in director compensation and a review of related corporate governance best practices.
Recent Changes to Director Compensation
In September 2023, the Board approved changes to the non-employee director compensation program following consideration of market data prepared by the Compensation Committee’s independent compensation adviser, Aon, and the recommendation of the Compensation Committee. The primary goal of these changes was to balance our ability to attract and retain the highest quality directors while aligning the program with the interests of our stockholders. As such, the Board eliminated meeting fees for attendance at Board or committee meetings in excess of a pre-determined number of meetings for each fiscal year (described in more detail below), and instead aligned the annual cash retainers for Board and committee service to the 50th percentile and just above the 75th percentile, respectively, of our same 2023 peer group used for executive compensation purposes. This change was effective beginning with the fourth quarter of fiscal 2023, whereas the first three quarters of fiscal 2023 were subject to the prior fee schedule.
Cash Compensation Arrangements
Each non-employee director receives an annual cash retainer for his or her service on the Board, as well as an additional annual cash retainer if he or she serves as the Chair of the Board, on a committee or as the chair of a committee. The table below provides a full description of the 2023 cash compensation arrangements for our non-employee directors (which account for the fourth quarter fiscal 2023 changes in Director cash compensation described above). Dr. Morrissey receives no compensation in his capacity as a member of the Board.

Table of Contents	Compensation of Directors

2024 Proxy Statement	31

		Annual Cash Compensation ($)
Service	Fee Type	Q1 – Q3 2023	Q4 2023
Board	Retainer Fee	55,000	60,000
	Additional Chair Retainer Fee	31,000	35,000
	Meeting Fee (1)(2)	2,500	N/A
Audit Committee	Retainer Fee	12,000	15,000
	Additional Chair Retainer Fee	13,000	15,000
	Meeting Fee (1)(3)	1,000	N/A
Compensation Committee	Retainer Fee	10,000	12,000
	Additional Chair Retainer Fee	10,000	13,000
	Meeting Fee (1)(3)	1,000	N/A
Nominating & Corporate Governance Committee	Retainer Fee	5,000	12,000
	Additional Chair Retainer Fee	10,000	13,000
	Meeting Fee (1)(4)	1,000	N/A
Research & Development Committee	Retainer Fee	5,000	12,000
	Additional Chair Retainer Fee	10,000	13,000
	Meeting Fee (1)(4)	1,000	N/A
Risk Committee	Retainer Fee	5,000	12,000
	Additional Chair Retainer Fee	10,000	13,000
	Meeting Fee (1)(4)	1,000	N/A
(1)Only meetings for which minutes are generated count toward the meeting threshold to determine when Meeting Fees are to be paid.
(2)Meeting Fee paid for all meetings in excess of eight meetings.
(3)Meeting Fee paid for all meetings in excess of seven meetings.
(4)Meeting Fee paid for all meetings in excess of four meetings.
All cash compensation is paid to each director in arrears on a quarterly basis for services performed during the prior fiscal quarter.
Equity Compensation Arrangements
Our non-employee directors are also eligible to receive equity as part of their Board service, including an initial award upon joining the Board and an annual award on the day following each annual meeting of stockholders. Grants to our non-employee directors are made under our 2017 Equity Incentive Plan (2017 Plan), pursuant to the Non-Employee
Director Equity Compensation Policy, as amended (Directors’ Policy), as adopted by the Board. To address changes in the trading price of our common stock, we utilize a value-based approach for determining the number of shares subject to non-employee director equity awards. Under the terms of the Directors’ Policy, the aggregate value of each one-time initial award is $680,000, and the aggregate value of each annual award is $400,000. Each non-employee director may elect to receive the full value of his or her annual award in the form of either a restricted stock unit (RSU)
award or nonstatutory stock options or divide the award approximately evenly between nonstatutory stock options and RSUs.
Under the Directors’ Policy, the total number of options and RSUs granted as part of each initial award and annual award is determined using a formula based upon the Black-Scholes Merton option pricing model and the average of the daily closing sale prices of our common stock for the trading days during the 30-day calendar period ending on (and including) the last calendar day immediately prior to the relevant grant date. The value of each award, as determined in accordance with the Directors’ Policy, may be greater or lesser than the grant date fair value computed for financial reporting purposes and reflected in the “Director Compensation Table” below. This is a result of the different

32	Exelixis, Inc.
calculation employed to determine the grant date fair value, which uses a formula based upon the Black-Scholes
Merton option pricing model and the closing sale price of our common stock on the grant date.
Options granted under the 2017 Plan in accordance with the Directors’ Policy are not incentive stock options under the Internal Revenue Code of 1986, as amended (the Code). The exercise price of each initial and annual stock option granted under the 2017 Plan is equal to 100% of the fair market value of a share of common stock on the grant date.
Under the terms of the Directors’ Policy, the one-time initial options are immediately exercisable, but shares issued upon early exercise are subject to a repurchase right and will vest as follows: 25% of the underlying shares on the first anniversary of the grant date with the remaining 75% vesting monthly thereafter over the next three years. The annual options are also immediately exercisable, but shares issued upon early exercise are subject to a repurchase right and will vest at the rate of 100% of the underlying shares on the first anniversary of the grant date.
As long as the non-employee director continues to serve with us or with an affiliate of ours, the options continue to vest and be exercisable during their terms, and shares issued upon early exercise continue to vest. When the option holder’s service terminates, we have the right to repurchase any unvested shares acquired upon exercise of the option at the original exercise price without interest. The post-termination exercise period for the vested portion of options granted to our non-employee directors is generally set to terminate the earlier of three years after a non-employee director’s service terminates or the remainder of the term of the option, as described in the form of option agreement for non-employee directors under the 2017 Plan (not to exceed seven years from the date of grant).
The initial RSU awards vest at the rate of 25% of the underlying shares on each of the first four anniversaries of the grant date, and the annual RSU awards vest at the rate of 100% of the underlying shares on the first anniversary of the grant date, in each case so long as the non-employee director continues to serve with us or with an affiliate of ours.
In the event of a change in control, 100% of the non-employee director’s outstanding and unvested equity awards will immediately vest, and any applicable repurchase rights we may have will terminate.
On May 31, 2023, each of Messrs. Heyman, Johnson and Oliver joined the Board and became eligible to receive an initial equity award having an aggregate value equal to approximately $680,000, pursuant to the terms of the Directors’
Policy. Accordingly, on May 31, 2023, the Board granted each of Messrs. Heyman, Johnson and Oliver a one-time initial award, the value of which was divided approximately evenly between a nonstatutory stock option and an RSU award consisting of (i) an option to purchase 36,353 shares of our common stock and (ii) an RSU award representing
18,176 shares of our common stock.
Reimbursement of Expenses
The members of the Board are eligible for reimbursement of certain expenses incurred in connection with their attendance at Board meetings and their service on the Board in accordance with our policy.

Meaningful Limits on Director Compensation
The aggregate value of all compensation granted or paid to any individual solely for service as a non-employee director may not exceed (a) $750,000 in total value with respect to any calendar year after a non-employee director is first appointed or elected to the Board or (b) $1,500,000 in total value with respect to the calendar year during which a non-employee director is first appointed or elected to the Board, in each case calculating the value of any stock awards based on the grant date fair value of such awards for financial reporting purposes. These limits on non-employee director compensation were approved by our stockholders and are included in our 2017 Plan.

Table of Contents	Compensation of Directors

2024 Proxy Statement	33
Director Compensation Table

The following table shows compensation information for our non-employee directors for the fiscal year ended
December 29, 2023. As Drs. Beckerle and Eckhardt joined our Board on January 5, 2024, they are not included in the table below.

	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Carl B. Feldbaum, Esq. (4)	37,500	—	—	50,000	87,500
Maria C. Freire, Ph.D.	87,000	401,722	—		488,722
Alan M. Garber, M.D., Ph.D. (5)	80,500	—	400,667		481,167
Tomas J. Heyman (6)	37,250	350,433	328,508		716,191
David E. Johnson (6)	39,750	350,433	328,508		718,691
Vincent T. Marchesi, M.D., Ph.D. (4)	35,000	—	—	50,000	85,000
Robert L. Oliver, Jr. (6)	38,500	350,433	328,508		717,441
Stelios Papadopoulos, Ph.D.	118,250	401,722	—		519,972
George Poste, DVM, Ph.D., FRS	80,500	401,722	—		482,222
Julie A. Smith	90,250	—	400,667		490,917
Lance Willsey, M.D. (7)	35,000	—	—		35,000
Jacqueline Wright (5)	69,750	401,722	—		471,472
Jack L. Wyszomierski	89,250	401,722	—		490,972
(1)On June 1, 2023, each of Drs. Freire, Papadopoulos and Poste, Ms. Wright and Mr. Wyszomierski were granted an RSU award pursuant to the Directors’ Policy. Each of Drs. Freire, Papadopoulos and Poste, Ms. Wright and Mr. Wyszomierski elected to receive 100% of their annual award in the form of RSU awards. Amounts shown in this column reflect the grant date fair value of the RSU award as computed in accordance with Financial Accounting Standards Board, Accounting Standards Codification
Topic 718 (ASC 718). Please see “Equity Compensation Arrangements” above for a description of the RSU awards made to non-employee directors on June 1, 2023. The initial RSU awards granted to Messrs. Heyman, Johnson and Oliver on
May 31, 2023 are described in Footnote 6 below.
Only one RSU award was granted to each of Drs. Freire, Papadopoulos and Poste, Ms. Wright and Messrs. Heyman,
Johnson, Oliver and Wyszomierski during fiscal 2023 and, accordingly, the grant date fair value of that RSU award is reflected in the table. The aggregate number of shares subject to all RSUs held by each of these non-employee directors as of
December 29, 2023, is as follows: Dr. Freire—20,718; Mr. Heyman—18,176; Mr. Johnson—18,176; Mr. Oliver—18,176;
Dr. Papadopoulos—20,718; Dr. Poste—20,718; Ms. Wright—31,148; and Mr. Wyszomierski—20,718. None of the other non-employee directors received any RSU awards during fiscal 2023, and none of the other non-employee directors held any outstanding RSU or other stock awards as of December 29, 2023.
(2)On June 1, 2023, each of Dr. Garber and Ms. Smith were granted an option to purchase our common stock pursuant to the
Directors’ Policy. Each of Dr. Garber and Ms. Smith elected to receive 100% of their annual award in the form of options to purchase our common stock. Amounts shown in this column reflect the aggregate grant date fair value for the option awards granted in fiscal 2023 as computed in accordance with ASC 718. The assumptions used to calculate the value of option awards are set forth in Note 8 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 29, 2023, filed with the SEC on February 6, 2024. There can be no assurance that the options will ever be exercised (in which case no value will actually be realized by the director) or that the value on exercise of stock options will be equal to the grant date fair value shown in this column. Please see “Equity Compensation Arrangements” above for a description of the option grants made to non-employee directors on June 1, 2023. The initial stock options granted to
Messrs. Heyman, Johnson and Oliver on May 31, 2023 are described in Footnote 6 below.
Only one stock option award was granted to each of Dr. Garber, Ms. Smith and Messrs. Heyman, Johnson, and Oliver during fiscal 2023 and, accordingly, the grant date fair value of that stock option is reflected in the table. The aggregate number of shares subject to all stock options held by each of our current and former non-employee directors as of December 29, 2023, is as follows: Mr. Feldbaum—181,958; Dr. Freire—96,802; Dr. Garber—248,107; Mr. Heyman—36,353; Mr. Johnson—36,353;
Dr. Marchesi—80,248; Mr. Oliver—36,353; Dr. Papadopoulos—48,194; Dr. Poste—48,194; Ms. Smith—200,428; Ms. Wright—
62,077; and Mr. Wyszomierski—80,248.
(3)Reflects the consulting fees earned by Dr. Marchesi and Mr. Feldbaum during fiscal 2023.

34	Exelixis, Inc.
(4)Dr. Marchesi and Mr. Feldbaum did not stand for re-election at the 2023 Annual Meeting of Stockholders and resigned from the Board effective as of May 31, 2023.
(5)Dr. Garber and Ms. Wright are not standing for re-election at the 2024 Annual Meeting of Stockholders.
(6)On May 31, 2023, each of Messrs. Heyman, Johnson and Oliver was granted an RSU award representing 18,176 shares of our common stock and an option to purchase 36,353 shares or our common stock, together comprising each director’s initial award in connection with their joining the Board. The grant date fair values of the RSU components of each director’s initial award was $350,433, and the grant date fair values of the option components of each director’s initial award was $328,508, in each case as computed in accordance with ASC 718. The assumptions used to calculate the value of this option award are set forth in Note 8 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 29, 2023, filed with the SEC on February 6, 2024. There can be no assurance that the option will ever be exercised (in which case no value will actually be realized by Messrs. Heyman, Johnson and Oliver) or that the value on exercises of the stock options will be equal to the grant date fair values described above. Please see “Equity Compensation
Arrangements” above for a description of the initial awards granted to Messrs. Heyman, Johnson and Oliver on May 31, 2023.
In addition, Mr. Johnson is deemed to hold the stock options and RSUs reported in this table for the benefit of the Caligan Fund and Accounts (as defined below), and may, after the vesting of any RSUs or the exercise of any stock options, if applicable, transfer the underlying shares of our common stock directly to the Caligan Fund and Accounts.
(7)Dr. Willsey resigned from the Board effective as of May 7, 2023.

Table of Contents	Compensation of Directors | Director Compensation Table

2024 Proxy Statement	35
PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
The Audit Committee of the Board has selected Ernst & Young LLP as Exelixis’ independent registered public accounting firm for the fiscal year ending January 3, 2025. The Board, on behalf of the Audit Committee, has further directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited our financial statements for each of the twenty-three fiscal years in the period ended December 29, 2023. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst &
Young LLP as Exelixis’ independent registered public accounting firm. However, the Board is submitting the selection of
Ernst & Young LLP to the stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of Exelixis and its stockholders.
The affirmative vote of the holders of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to ratify the selection of Ernst & Young LLP. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as votes against this proposal. As discussed above, if your broker holds your shares, your broker is not entitled to vote your shares on this proposal without your instruction. Broker non-votes, if any, will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2.

36	Exelixis, Inc.
Principal Accountant Fees and Services
The aggregate fees billed by Ernst & Young LLP for the last two fiscal years (fiscal 2023, which ended on December 29,
2023, and fiscal 2022, which ended on December 30, 2022) for the services described below are as follows:

	Fiscal Year Ended
	December 29, 2023	December 30, 2022
Audit fees (1)	$2,805,390	$2,611,000
Audit-related fees (2)	130,000	275,000
Tax fees:	547,405	481,560
Tax compliance fees (3)	259,100	246,735
Other tax fees (4)	288,305	234,825
All other fees (5)	—	2,000
Total Fees	$3,482,795	$3,369,560
(1)“Audit fees” consist of fees billed for professional services rendered for the audit of our consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings and other engagements such as consents and review of documents filed with the SEC.
(2)“Audit-related fees” consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit fees.” During fiscal 2023 and
2022 these services included consultations relating to various transactions.
(3)“Tax compliance fees” consist of fees for tax compliance and tax preparation.
(4)“Other tax fees” consist of fees for tax advice and tax planning.
(5)“All other fees” consist of fees for products and services other than the services described above. During fiscal 2022, these fees related to an on-line subscription to an Ernst & Young LLP database.
All fees described above were pre-approved by the Audit Committee. The Audit Committee has determined that the rendering of the services other than audit services by Ernst & Young LLP is compatible with maintaining the independence of the independent registered public accounting firm.
Pre-Approval of Services
During 2023 and 2022, the Audit Committee of the Board pre-approved the audit and non-audit services to be performed by Exelixis’ independent registered public accounting firm, Ernst & Young LLP. Non-audit services are defined as services other than those provided in connection with an audit or a review of our financial statements. The
Audit Committee pre-approves all audit and non-audit services rendered by Ernst & Young LLP. The Audit Committee generally pre-approves specified services in the defined categories of audit services, audit-related services, tax services and all other services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual explicit case-by-case basis before the independent auditor is engaged to provide each service. The Audit Committee or its Chair, whom the Audit Committee has designated as a one-person subcommittee with pre-approval authority, pre-approved all audit fees, audit-related fees, tax fees and other fees in 2023 and 2022. Any pre-approvals by the subcommittee must be and were presented to the Audit Committee at its next scheduled meeting.

Table of Contents	Proposal 2 | Ratification of Selection of Independent Registered Public Accounting Firm

2024 Proxy Statement	37
REPORT OF THE AUDIT COMMITTEE
The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange
Commission and is not deemed to be incorporated by reference in any filing of Exelixis under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
In connection with the audited consolidated financial statements for the fiscal year ended December 29, 2023, of
Exelixis, Inc., the Audit Committee of the Board of Directors of Exelixis has:
(1)reviewed and discussed the audited financial statements for the fiscal year ended December 29, 2023, with management of Exelixis;
(2)discussed with Ernst & Young LLP, Exelixis’ independent registered public accounting firm (Ernst & Young), the matters required to be discussed by the applicable requirements of the Public Company Accounting
Oversight Board (PCAOB) and the SEC; and
(3)received the written disclosures and the letter from Ernst & Young required by the applicable requirements of the PCAOB regarding Ernst & Young’s communications with the Audit Committee concerning independence and has discussed with Ernst & Young that accounting firm’s independence.
Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in Exelixis’ Annual Report on Form 10-K for the fiscal year ended December 29, 2023.
Audit Committee:
Jack L. Wyszomierski, Chair
David E. Johnson
Stelios Papadopoulos
Julie A. Smith

38	Exelixis, Inc.
PROPOSAL 3
AMENDMENT AND RESTATEMENT OF THE EXELIXIS, INC. 2000 EMPLOYEE STOCK
PURCHASE PLAN
We are asking our stockholders to approve an amendment and restatement of the ESPP at the Annual Meeting. We refer to such amendment and restatement of the ESPP as the “Amended ESPP.” The Amended ESPP was approved by the Board on March 29, 2024, subject to approval by our stockholders.
The Amended ESPP contains the following material changes from the ESPP:
•Subject to adjustment for certain changes in our capitalization, a total of 19,650,000 shares of our common stock will be authorized under the Amended ESPP, which reflects an increase of 6,000,000 shares over the number of shares of our common stock currently authorized under the ESPP.
Why We Are Asking Our Stockholders to Approve the Amended ESPP
We are seeking stockholder approval of the Amended ESPP to increase the number of shares of our common stock available for issuance to our employees, including employees of an affiliate of us that is incorporated inside the U.S., and if designated by the board, an affiliate incorporated outside of the U.S. Approval of the Amended ESPP by our stockholders will allow us to continue to provide our employees with the opportunity to acquire an ownership interest in Exelixis through their participation in the Amended ESPP, thereby encouraging them to remain in our service and aligning their interests with those of our stockholders, as well as allowing us to continue competing for key talent in our highly competitive industry. We last sought and received stockholder approval for an increase in the number of shares authorized for issuance under the ESPP in May 2016.
Requested Share Increase
Subject to adjustment for certain changes in our capitalization, if this Proposal 3 is approved by our stockholders, we will have 6,000,000 additional shares of common stock available for issuance under the Amended ESPP after the
Annual Meeting (for a total of 7,692,418 shares available for issuance under the Amended ESPP after the Annual
Meeting, based on the number of shares available for grant under the ESPP as of March 29, 2024).
Why You Should Vote to Approve the Amended ESPP
Employee Stock Purchase Plan is an Important Part of Our Compensation Philosophy
The Board believes that our future success depends, in large part, on our ability to maintain a competitive position in attracting, retaining and motivating employees. The Board believes that providing our employees with an opportunity to share in our growth and to purchase shares of our common stock without payment of brokerage costs, at a discounted price, and upon terms that are potentially favorable from a tax standpoint, is a key element underlying our ability to attract, retain and motivate employees, and better aligns the interests of our employees with those of our stockholders. The Amended ESPP will allow us to continue to provide our employees with the opportunity to acquire an ownership interest in Exelixis through their participation. Therefore, the Board believes that the Amended ESPP is in the best interests of Exelixis and our stockholders and recommends a vote in favor of this Proposal 3.
We Manage Our Equity Award Use Carefully and Dilution Is Reasonable
We believe that an employee stock purchase plan is a vital part of our overall compensation and benefits program.
However, we recognize that this compensation philosophy dilutes existing stockholders, and, therefore, we must responsibly manage the growth of our employee stock purchase plan. We are committed to monitoring our employee stock purchase plan share reserve carefully, including our “burn rate,” to ensure that we maximize stockholders’ value by issuing the appropriate number of shares necessary to attract, retain and motivate our employees.

Table of Contents	Proposal 3 | Amendment and Restatement of the Exelixis, Inc. 2000 Employee Stock Purchase Plan

2024 Proxy Statement	39
The Size of Our Share Reserve Increase Request Is Reasonable
Subject to adjustment for certain changes in our capitalization, if this Proposal 3 is approved by our stockholders, we will have 6,000,000 additional shares of common stock available for issuance under the Amended ESPP after the
Annual Meeting (for a total of 7,692,418 shares available for issuance under the Amended ESPP after the Annual
Meeting, based on the number of shares available for grant under the ESPP as March 29, 2024).
The rate at which we utilize and exhaust the shares of common stock available in our employee stock purchase plan is determined by many factors, including changes in our stock price and the rate of growth of our employee headcount.
We are not presently able to forecast how long the new pool of shares will last, permitting us to attract and retain top talent. However, based on historic utilization and other factors, the Board determined that our request for 6,000,000 additional shares under the Amended ESPP is an appropriate amount.
Stockholder Approval
If this Proposal 3 is approved by our stockholders, an additional 6,000,000 shares of our common stock will be available for issuance under the Amended ESPP. As of March 29, 2024, a total of 13,650,000 shares of our common stock were authorized under the ESPP. We do not maintain any other employee stock purchase plans. As of March 29, 2024, a total of 1,692,418 shares of our common stock were available for issuance under the ESPP.
If this Proposal 3 is approved by our stockholders, the Amended ESPP will become effective as of the date of the Annual
Meeting. If our stockholders do not approve this Proposal 3, the Amended ESPP will not become effective, and the
ESPP will continue in its current form.
Summary of the Amended ESPP
The material features of the Amended ESPP are described below. The following description of the Amended ESPP is a summary only and is qualified in its entirety by reference to the complete text of the Amended ESPP, which is attached to this Proxy Statement as Appendix A.
Purpose
The purpose of the Amended ESPP is to provide a means by which our employees may be given an opportunity to purchase shares of our common stock, to assist us in retaining the services of our employees and to provide incentives for our employees to exert maximum efforts for our success. The rights to purchase common stock granted under the
Amended ESPP are intended to qualify as options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Internal Revenue Code of 1986, as amended, or the Code.
Administration
The Board has the power to administer the Amended ESPP and may also delegate administration of the Amended ESPP to a committee composed of two or more members of the Board. The Board has delegated administration of the
Amended ESPP to the Compensation Committee, but may, at any time, reclaim some or all of the powers previously delegated to the Compensation Committee. The Board and the Compensation Committee are each considered to be a
Plan Administrator for purposes of this Proposal 3. The Plan Administrator has the final power to construe and interpret both the Amended ESPP and the rights granted under it. The Plan Administrator has the power, subject to the provisions of the Amended ESPP, to determine when and how rights to purchase our common stock will be granted, the provisions of each offering of such rights (which need not be identical), and whether employees of any of our parent or subsidiary companies incorporated outside of the U.S. will be eligible to participate in the Amended ESPP.
Stock Subject to Amended ESPP
Subject to adjustment for certain changes in our capitalization, a total of 19,650,000 shares of our common stock will be authorized under the Amended ESPP. If any rights granted under the Amended ESPP terminate without being exercised in full, the shares of common stock not purchased under such rights will again become available for issuance under the Amended ESPP. The shares of common stock issuable under the Amended ESPP may be unissued shares or shares that have been bought on the open market.

40	Exelixis, Inc.
Offerings
The Amended ESPP will be implemented by offerings of rights to purchase our common stock to all eligible employees.
The Plan Administrator will determine the duration of each offering period, provided that in no event may an offering period exceed 27 months. The Plan Administrator may establish separate offerings which vary in terms (although not inconsistent with the provisions of the Amended ESPP or the requirements of applicable laws). Each offering period will have one or more purchase dates, as determined by the Plan Administrator prior to the commencement of the offering period. The Plan Administrator has the authority to alter the terms of an offering prior to the commencement of the offering period, including the duration of subsequent offering periods. When an eligible employee elects to join an offering period, he or she is granted a right to purchase shares of our common stock on each purchase date within the offering period. On the purchase date, all contributions collected from the participant are automatically applied to the purchase of our common stock, subject to certain limitations (which are described further below under “Eligibility”).
The Plan Administrator has the discretion to structure an offering so that if the fair market value of our common stock on any purchase date during an offering is less than or equal to the fair market value of our common stock on the first day of the offering, then (i) that offering will terminate immediately following the purchase of shares on such purchase date, and (ii) the participants in such terminated offering will be automatically enrolled in a new offering that begins immediately after such purchase date.
Eligibility
Any individual who is employed by us (or by any of our parent or subsidiary companies incorporated inside or outside of the U.S., or if designated by the Plan Administrator as eligible to participate in the Amended ESPP, any of our parent or subsidiary companies incorporated outside of the U.S.) may participate in offerings under the Amended ESPP, provided such individual has been employed by us (or our parent or subsidiary, if applicable) for such continuous period preceding the first day of the offering period as the Plan Administrator may require, but in no event may the required period of continuous employment be equal to or greater than two years. In addition, the Plan Administrator may provide that certain of our employees who are “highly compensated” as defined in the Code are not eligible to participate in the Amended ESPP.
No employee will be eligible to participate in the Amended ESPP if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of our stock or of any of our parent or subsidiary companies, including any stock which such employee may purchase under all outstanding purchase rights and options. In addition, no employee may purchase more than
$25,000 worth of our common stock (determined based on the fair market value of the shares at the time such rights are granted) under all our employee stock purchase plans and any employee stock purchase plans of our parent or subsidiary companies for each calendar year during which such rights are outstanding.
As of March 29, 2024, all of our approximately 1,134 employees will be eligible to participate in the Amended ESPP.
Participation in the Amended ESPP
An eligible employee may enroll in the Amended ESPP by delivering to us, prior to the date selected by the Plan
Administrator as the beginning of an offering period, an agreement authorizing contributions which may not exceed either 15% of such employee’s earnings during the offering period or the maximum dollar amount designated by the
Plan Administrator for the offering period. Each participant will be granted a separate purchase right for each offering in which he or she participates. Unless an employee’s participation is discontinued, his or her purchase right will be exercised automatically at the end of each purchase period at the applicable purchase price.
Purchase Price
The purchase price per share at which shares of our common stock are sold on each purchase date during an offering period will not be less than the lower of (i) 85% of the fair market value of a share of our common stock on the first day of the offering period or (ii) 85% of the fair market value of a share of our common stock on the applicable purchase date. As of March 28, 2024 (the last trading day of our most recently completed fiscal quarter) the closing price of our common stock as reported on the NASDAQ Global Select Market was $23.73 per share.

Table of Contents	Proposal 3 | Amendment and Restatement of the Exelixis, Inc. 2000 Employee Stock Purchase Plan

2024 Proxy Statement	41
Payment of Purchase Price; Payroll Deductions
The purchase of shares during an offering period generally will be funded by a participant’s payroll deductions accumulated during the offering period. A participant may change his or her rate of contributions, as determined by the
Plan Administrator in the offering. All contributions made for a participant are credited to his or her account under the
Amended ESPP and deposited with our general funds.
Purchase Limits
In connection with each offering made under the Amended ESPP, the Plan Administrator may specify (i) a maximum number of shares of our common stock that may be purchased by any participant pursuant to such offering, (ii) a maximum number of shares of our common stock that may be purchased by any participant on any purchase date pursuant to such offering, (iii) a maximum aggregate number of shares of our common stock that may be purchased by all participants pursuant to such offering, and/or (iv) a maximum aggregate number of shares of our common stock that may be purchased by all participants on any purchase date pursuant to such offering. If the aggregate purchase of shares of our common stock issuable upon exercise of purchase rights granted under such offering would exceed any such maximum aggregate number, then the Plan Administrator will make a pro rata allocation of available shares in a uniform and equitable manner.
Withdrawal
Participants may withdraw from an offering by delivering a withdrawal form to us and terminating their contributions.
Such withdrawal may be elected at any time prior to the end of an offering, except as otherwise provided by the Plan
Administrator. Upon such withdrawal, we will distribute to the employee his or her accumulated but unused contributions without interest, and such employee’s right to participate in that offering will terminate. However, an employee’s withdrawal from an offering does not affect such employee’s eligibility to participate in any other offerings under the Amended ESPP.
Termination of Employment
A participant’s rights under any offering under the Amended ESPP will terminate immediately if the participant either
(i) is no longer employed by us or any of our parent or subsidiary companies (subject to any post-employment participation period required by law) or (ii) is otherwise no longer eligible to participate. In such event, we will distribute to the participant his or her accumulated but unused contributions without interest.
Restrictions on Transfer
Rights granted under the Amended ESPP are not transferable except by will, by the laws of descent and distribution, or if permitted by us, by a beneficiary designation. During a participant’s lifetime, such rights may only be exercised by the participant.
Changes in Capitalization
In the event of certain changes in our capitalization, the Plan Administrator will appropriately adjust: (i) the class(es)
and maximum number of shares subject to the Amended ESPP; (ii) the class(es) and number of shares subject to, and the purchase price applicable to outstanding purchase rights; and (iii) the class(es) and number of shares that are the subject of any purchase limits under each ongoing offering.
Effect of Certain Corporate Transactions
In the event of a corporate transaction (as defined in the Amended ESPP and described below), the Plan Administrator, in its sole discretion, may take any one or more of the following actions as to the outstanding purchase rights granted under the Amended ESPP: (i) provide that the surviving or acquiring corporation (or its parent company) shall assume outstanding purchase rights or substitute similar rights (including a right to acquire the same consideration paid to the stockholders in the corporate transaction), (ii) provide that such outstanding purchase rights may continue in full force and effect, allowing participants to use their accumulated but unused contributions to purchase shares of our common stock immediately prior to the corporate transaction, or (iii) provide that all outstanding purchase rights will be canceled before the effective date of the corporate transaction, and return participants’ accumulated but unused contributions without interest unless otherwise required under applicable laws.

42	Exelixis, Inc.
For purposes of the Amended ESPP, a corporate transaction generally will be deemed to occur in the event of: (i) a dissolution or liquidation of the Company; (ii) a sale, lease or other disposition of all or substantially all of the assets of the Company; (iii) a merger, consolidation or similar transaction in which the Company is not the surviving corporation;
(iv) a reverse merger, consolidation or similar transaction in which the Company is the surviving corporation but the shares of common stock outstanding immediately prior to such transaction are converted into other property by virtue of such transaction; or (v) an acquisition of the beneficial ownership of securities of the Company representing at least
50% of the combined voting power entitled to vote in the election of members of the Board.
Duration, Amendment and Termination
The Plan Administrator may amend or terminate the Amended ESPP at any time. However, except regarding certain capitalization adjustments, any such amendment must be approved by our stockholders if such approval is required by applicable law or listing requirements.
Any outstanding purchase rights granted before an amendment or termination of the Amended ESPP will not be materially impaired by any such amendment or termination, except (i) with the consent of the employee to whom such purchase rights were granted, (ii) as necessary to comply with applicable laws, listing requirements or governmental regulations (including Section 423 of the Code), or (iii) as necessary to obtain or maintain favorable tax, listing or regulatory treatment.
Notwithstanding anything in the Amended ESPP or any offering to the contrary, the Plan Administrator will be entitled to: (i) establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars; (ii) permit contributions in excess of the amount designated by a participant in order to adjust for mistakes in the processing of properly completed contribution elections; (iii) establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of our common stock for each participant properly correspond with amounts withheld from the participant’s contributions; (iv) amend any outstanding purchase rights or clarify any ambiguities regarding the terms of any offering to enable such purchase rights to qualify under and/or comply with Section 423 of the Code; and (v) establish other limitations or procedures as the Plan Administrator determines in its sole discretion advisable that are consistent with the Amended ESPP. Any such actions by the Plan Administrator will not be considered to alter or impair any purchase rights granted under an offering as they are part of the initial terms of each offering and the purchase rights granted under each offering.
Federal Income Tax Information
The following is a summary of the principal U.S. federal income tax consequences to participants and us with respect to participation in the Amended ESPP. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. This summary is not intended as tax advice to participants, and each participant should consult the participant’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of a purchase right or the sale or other disposition of common stock acquired under the Amended ESPP. The Amended ESPP is not qualified under the provisions of Section
401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974,
as amended.
Rights granted under the Amended ESPP are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under the provisions of Section 423 of the Code.
A participant will be taxed on amounts withheld for the purchase of shares of our common stock as if such amounts were actually received. Otherwise, no income will be taxable to a participant as a result of the granting or exercise of a purchase right under the Amended ESPP until a sale or other disposition of the acquired shares. The taxation upon such sale or other disposition will depend upon the holding period of the acquired shares.
If the shares are sold or otherwise disposed of more than two years after the beginning of the offering period and more than one year after the shares are transferred to the participant, then the lesser of the following will be treated as ordinary income: (i) the excess of the fair market value of the shares at the time of such sale or other disposition over the purchase price; or (ii) the excess of the fair market value of the shares as of the beginning of the offering period over the purchase price (determined as of the beginning of the offering period). Any further gain or any loss will be taxed as a long-term capital gain or loss. If the shares are held for the holding periods described above but are sold for a price that is less than the purchase price, there is no ordinary income and any loss recognized will be a long-term capital loss.

Table of Contents	Proposal 3 | Amendment and Restatement of the Exelixis, Inc. 2000 Employee Stock Purchase Plan

2024 Proxy Statement	43
If the shares are sold or otherwise disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income at the time of such sale or other disposition. The balance of any gain will be treated as capital gain.
Even if the shares are later sold or otherwise disposed of for less than their fair market value on the purchase date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sale price and the fair market value of the shares on such purchase date. Any capital gain or loss will be short-term or long-term, depending on how long the shares have been held.
There are no federal income tax consequences to us by reason of the grant or exercise of rights under the Amended
ESPP. We are entitled to a deduction to the extent amounts are taxed as ordinary income to a participant for shares sold or otherwise disposed of before the expiration of the holding periods described above (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).
Amended ESPP Benefits
Participation in the Amended ESPP is voluntary and each eligible employee will make his or her own decision regarding whether and to what extent to participate in the Amended ESPP. In addition, the Board and the Compensation
Committee have not granted any purchase rights under the Amended ESPP that are subject to stockholder approval of this Proposal 3. Accordingly, the benefits or amounts that will be received by or allocated to our executive officers and other employees under the Amended ESPP are not determinable. Our non-employee directors will not be eligible to participate in the Amended ESPP.
ESPP Benefits
The following table sets forth, for each of the individuals and the various groups indicated, the total number of shares of our common stock that have been purchased under the ESPP as of the Record Date.

Name and position	Number of shares
Michael M. Morrissey, Ph.D. President and Chief Executive Officer	2,056
Christopher J. Senner Executive Vice President and Chief Financial Officer	10,464
Dana T. Aftab Executive Vice President, Discovery and Translational Research and Chief Scientific Officer	73,752
Jeffrey J. Hessekiel, J.D. Executive Vice President, General Counsel and Secretary	8,924
Amy C. Peterson, M.D. Executive Vice President, Product Development and Medical Affairs and Chief Medical Officer	—
Vicki L. Goodman, M.D. Former Executive Vice President, Product Development and Medical Affairs and Chief Medical Officer	—
All current executive officers as a group	149,063
All current directors who are not executive officers as a group	—
All employees, including all current officers who are not executive officers, as a group	11,080,519

44	Exelixis, Inc.
Equity Compensation Plan Information
The following table provides certain information about our common stock that may be issued upon the exercise of stock options and other rights under all of our existing equity compensation plans as of December 29, 2023, which consists of our ESPP, the 2014 Equity Incentive Plan (the 2014 Plan), our 2016 Inducement Award Plan (the 2016 Plan)
and the 2017 Plan:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders	23,898	$7.23	29,581
Equity compensation plans not approved by stockholders	75	$20.61	—
Total	23,973	$7.27	29,581
(a)Equity plans approved by our stockholders include the 2014 Plan, the 2017 Plan and the ESPP. As of December 29, 2023, a total of 1,692,418 shares of our common stock remained available for issuance under the ESPP, and up to a maximum of 1,551,777 shares of our common stock may be purchased in the current purchase period. The shares issuable pursuant to our Amended
ESPP are not included in the number of shares to be issued pursuant to rights outstanding or and the weighted-average exercise price of such rights as of December 29, 2023, as those numbers are not known.
(b)The weighted-average exercise price takes into account the shares subject to outstanding RSU awards, including such awards with performance conditions, which have no exercise price. The weighted-average exercise price, excluding such outstanding
RSU awards, is $21.25.
(c)Represents shares of our common stock issuable pursuant to the 2016 Plan. As of December 29, 2023, no shares of our common stock remained available for additional grants under the 2016 Plan. In November 2016, the Board adopted the 2016
Plan pursuant to which we reserved 1,500,000 shares of our common stock for issuance under the 2016 Plan. The only persons eligible to receive grants of Awards under the 2016 Plan are individuals who satisfy the standards for inducement grants under
Nasdaq Marketplace Rule 5635(c)(4) and the related guidance under Nasdaq IM 5635-1—that is, generally, a person not previously an employee or director of Exelixis, or following a bona fide period of non-employment, as an inducement material to the individual’s entering into employment with Exelixis. An “Award” is any right to receive Exelixis common stock pursuant to the 2016 Plan, consisting of non-qualified stock options, stock appreciation rights, restricted stock awards, RSU awards, or any other stock award.
Required Vote and Board of Directors Recommendation
The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting is required to approve the Amended ESPP. Abstentions will be counted toward the tabulation of votes cast on the proposal and will have the same effect as votes against this proposal. Broker non-votes will have no effect and will not be counted towards the vote total.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 3.

Table of Contents	Proposal 3 | Amendment and Restatement of the Exelixis, Inc. 2000 Employee Stock Purchase Plan

2024 Proxy Statement	45
PROPOSAL 4
ADVISORY VOTE ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS
Pursuant to Section 14A of the Exchange Act, we are asking our stockholders to vote to approve, on an advisory basis, the compensation, as disclosed in this Proxy Statement, of our Chief Executive Officer, Chief Financial Officer and the
other executive officers appearing in the table titled “Summary Compensation Table” later in this Proxy Statement, to whom we refer as our “Named Executive Officers” (NEOs and each, an NEO). This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, design, policies and practices described in this Proxy Statement.
The Board encourages our stockholders to review the compensation tables and read the disclosures set forth in the
“Compensation Discussion and Analysis” section of this Proxy Statement that describe our executive compensation program and the compensation of our NEOs for fiscal 2023. For the reasons described in this Proxy Statement, the
Board believes that our executive compensation program strongly aligns with the interests of our stockholders, effectively ties executive compensation with our performance and results in the attraction and retention of highly talented executives.
Accordingly, the Board recommends that our stockholders vote FOR the following resolution:
“RESOLVED, that the compensation paid to the NEOs, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”
Required Vote and Board of Directors Recommendation
Advisory approval of Proposal 4 requires the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on this proposal. Abstentions will be counted toward the tabulation of votes cast on the proposal and will have the same effect as votes against this proposal. Broker non-votes, if any, will have no effect.
Our stockholders have expressed a preference, and our Board has determined, to hold an advisory vote on executive compensation annually. We are presenting this Proposal 4 as required by Section 14A of the Exchange Act. Our Board believes that approval of Proposal 4 is in our best interests and the best interests of our stockholders for the reasons stated above. Because the vote is advisory, it is not binding on the Board or on us. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are very important to the Board and the management team and, accordingly, the Compensation Committee and the Board intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements. Your vote will serve as an additional tool to guide the Compensation Committee and the Board as they continue to improve the alignment of our executive compensation programs with business objectives and performance and with the interests of our stockholders. Unless our Board changes the frequency of future advisory votes on executive compensation, the next advisory vote on executive compensation will be held at the 2025 Annual Meeting of Stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 4.

46	Exelixis, Inc.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT
The following table sets forth certain information regarding the ownership of our common stock as of
February 28, 2024 by: (i) each director and nominee for director; (ii) each of the executive officers named in the
Summary Compensation Table; (iii) all current executive officers and directors of Exelixis as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our common stock.

	Beneficially Owned (1)
Name of Beneficial Owner	Number of Shares of Common Stock	Percentage of Total
Named Executive Officers and Directors
Michael M. Morrissey, Ph.D. (2)	2,685,808	*
Christopher J. Senner (3)	679,766	*
Dana T. Aftab, Ph.D. (4)	406,671	*
Jeffrey J. Hessekiel, J.D. (5)	598,161	*
Amy C. Peterson, M.D. (6)	—	*
Vicki L. Goodman, M.D. (7)	61,271	*
Mary C. Beckerle, Ph.D. (8)	30,848	*
S. Gail Eckhardt, M.D. (9)	30,848	*
Maria C. Freire, Ph.D. (10)	156,503	*
Alan M. Garber, M.D., Ph.D. (11)	279,524	*
Tomas J. Heyman (12)	36,353	*
David E. Johnson (13)	1,137,083	*
Robert L. Oliver, Jr. (14)	36,353	*
Stelios Papadopoulos, Ph.D. (15)	1,287,805	*
George Poste, DVM, Ph.D., FRS (16)	241,383	*
Julie A. Smith (17)	216,533	*
Jacqueline Wright (18)	82,685	*
Jack L. Wyszomierski (19)	397,715	*
All current directors and executive officers as a group (18 persons) (20)	8,638,652	2.85%
5% Stockholders
BlackRock, Inc. (21) 55 East 52nd Street New York, New York 10055	36,013,885	12.0%
The Vanguard Group (22) 100 Vanguard Blvd. Malvern, Pennsylvania 19355	31,671,090	10.6%
Farallon Capital Partners, L.P. (23) One Maritime Plaza San Francisco, California 94111	25,860,000	8.6%
Renaissance Technologies LLC (24) 800 Third Avenue New York, New York 10022	15,615,716	5.2%
(1)This table is based upon information supplied by executive officers and directors and upon information gathered by us about principal stockholders known to us. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 299,749,920 shares

Table of Contents	Security Ownership of Certain Beneficial Owners and Management

2024 Proxy Statement	47
outstanding on February 28, 2024, adjusted as required by rules promulgated by the SEC. The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power within 60 days of February 28, 2024, by the sum of the number of shares outstanding as of such date plus the number of shares as to which such person has the right to acquire voting or investment power within 60 days of February 28, 2024.
Consequently, the denominator for calculating beneficial ownership percentages may be different for each beneficial owner.
(2)Includes 1,436,914 shares held by Michael M. Morrissey and Meghan D. Morrissey, Trustees of the Morrissey Family Living
Trust dated July 21, 1994, as amended. Also includes 1,169,696 shares Dr. Morrissey has the right to acquire pursuant to options exercisable within 60 days of February 28, 2024. Also includes 17,728 shares held by Dr. Morrissey under our 401(k)
Plan, determined based upon information provided in plan statements.
(3)Includes 254,314 shares Mr. Senner has the right to acquire pursuant to options exercisable within 60 days of
February 28, 2024. Also includes 2,723 shares held by Mr. Senner under our 401(k) Plan, determined based upon information provided in plan statements.
(4)Includes 191,986 shares Dr. Aftab has the right to acquire pursuant to options exercisable within 60 days of February 28, 2024.
Also includes 5,835 shares held by Dr. Aftab under our 401(k) Plan, determined based upon information provided in plan statements.
(5)Includes 229,314 shares Mr. Hessekiel has the right to acquire pursuant to options exercisable within 60 days of
February 28, 2024. Also includes 999 shares held by Mr. Hessekiel under our 401(k) Plan, determined based upon information provided in plan statements.
(6)Dr. Peterson joined the company in August 2023, and accordingly, none of the equity awards in connection with her hiring have vested of February 28, 2024 (nor will she have any exercisable options within 60 days of February 28, 2024).
(7)Reflects the number of shares held by Dr. Goodman at the time of her termination in August 2023.
(8)Includes 30,848 shares Dr. Beckerle has the right to acquire pursuant to options exercisable within 60 days of
February 28, 2024, 30,848 of which would be subject to repurchase by us, if so exercised.
(9)Includes 30,848 shares Dr. Eckhardt has the right to acquire pursuant to options exercisable within 60 days of
February 28, 2024, 30,848 of which would be subject to repurchase by us, if so exercised.
(10)Includes 96,802 shares Dr. Freire has the right to acquire pursuant to options exercisable within 60 days of February 28, 2024.
(11)Includes 248,107 shares Dr. Garber has the right to acquire pursuant to options exercisable within 60 days of
February 28, 2024, 44,087 of which would be subject to repurchase by us, if so exercised.
(12)Includes 36,353 shares Mr. Heyman has the right to acquire pursuant to options exercisable within 60 days of
February 28, 2024, all of which would be subject to repurchase by us, if so exercised.
(13)Includes 36,353 shares Mr. Johnson has the right to acquire pursuant to options exercisable within 60 days of
February 28, 2024, all of which would be subject to repurchase by us, if so exercised, and Mr. Johnson is deemed to hold such options for the benefit of the Caligan Fund and Accounts, and may, after the exercise of such options, if applicable, transfer the underlying shares directly to the Caligan Fund and Accounts. Also includes 1,100,730 shares held by Caligan Partners Master
Fund LP (“Caligan Master Fund”), a Cayman Islands limited partnership, and managed accounts (“Caligan Accounts,” together with the Caligan Master Fund, the “Caligan Fund and Accounts”) to which Caligan Partners LP (“Caligan”) serves as investment manager. Mr. Johnson is the Managing Partner of Caligan and a Managing Member of Caligan Partners GP LLC, the general partner of Caligan. The above information is based solely on a Form 4, filed jointly by Mr. Johnson and Caligan with the SEC on
February 22, 2024.
(14)Includes 36,353 shares Mr. Oliver has the right to acquire pursuant to options exercisable within 60 days of February 28, 2024, all of which would be subject to repurchase by us, if so exercised.
(15)Includes 48,194 shares Dr. Papadopoulos has the right to acquire pursuant to options exercisable within 60 days of
February 28, 2024.
(16)Includes 48,194 shares Dr. Poste has the right to acquire pursuant to options exercisable within 60 days of February 28, 2024.
(17)Includes 183,808 shares Ms. Smith has the right to acquire pursuant to options exercisable within 60 days of
February 28, 2024, 44,087 of which would be subject to repurchase by us, if so exercised.
(18)Includes 62,077 shares Ms. Wright has the right to acquire pursuant to options exercisable within 60 days February 28, 2024,
17,382 of which would be subject to repurchase by us, if so exercised.
(19)Includes 80,248 shares Mr. Wyszomierski has the right to acquire pursuant to options exercisable within 60 days of
April 21, 2023.
(20)Total number of shares includes 7,537,922 shares of common stock held by our current directors and executive officers as of
February 28, 2024, and entities affiliated with such directors and executive officers. Also includes 2,999,878 shares our current directors and executive officers have the right to acquire pursuant to options exercisable within 60 days of February 28, 2024,
276,311 of which would be subject to repurchase by us if so exercised. Also includes 37,933 shares held by our current directors and executive officers under our 401(k) Plan, determined based upon information provided in plan statements.

48	Exelixis, Inc.
(21)BlackRock, Inc. reported that it has sole voting power over 34,488,790 of such shares and sole dispositive power over
36,013,885 of such shares. Blackrock, Inc. also reported that Blackrock Fund Advisors beneficially owns 5% or more of our outstanding common stock. The information is based solely on a Schedule 13G/A, filed with the SEC on January 24, 2024, which provides information only as of December 31, 2023, and, consequently, the beneficial ownership of BlackRock may have changed between December 31, 2023 and February 28, 2024.
(22)The Vanguard Group reported that it has shared voting power over 126,364 of such shares, sole dispositive power over
31,219,906 of such shares and shared dispositive power over 451,184 of such shares. The information is based solely on a
Schedule 13G/A, filed with the SEC on February 13, 2024, which provides information only as of December 29, 2023, and, consequently, the beneficial ownership of Vanguard may have changed between December 29, 2023 and February 28, 2024.
(23)Includes shares held by Farallon Capital Partners, L.P. (FCP), Farallon Capital Institutional Partners, L.P. (FCIP), Farallon Capital
Institutional Partners II, L.P. (FCIP II), Farallon Capital Institutional Partners III, L.P. (FCIP III), Four Crossings Institutional
Partners V, L.P. (FCIP V), Farallon Capital Offshore Investors II, L.P. (FCOI II), Farallon Capital (AM) Investors, L.P. (FCAMI),
Farallon Capital F5 Master I, L.P.(F5MI), Farallon Healthcare Partners Master, L.P. (FHPM and, together with FCP, FCIP, FCIP II,
FCIP III, FCIP V, FCOI II, FCAMI, F5MI, the Farallon Funds), Farallon Partners, L.L.C. (the Farallon General Partner), which is the general partner of FCP, FCIP, FCIP II, FCIP III, FCOI II and FCAMI and the sole member of FCIP V General Partner (as defined below) and the FHPM General Partner (as defined below), Farallon Institutional (GP) V, L.L.C. (the FCIP V General Partner),
which is the general partner of FCIP V, Farallon F5 (GP), L.L.C. (the F5MI General Partner), which is the general partner of F5MI,
Farallon Healthcare Partners (GP), L.L.C. (the FHPM General Partner), which is the general partner of FHPM, and the following persons (Farallon Individual Reporting Persons), each of whom is a managing member or senior managing member, as the case may be, of the Farallon General Partner, and a manager or senior manager, as the case may be, of the FCIP V General
Partner, the F5MI General Partner and the FHPM General Partner, Joshua J. Dapice, Philip D. Dreyfuss, Hannah E. Dunn,
Michael B. Fisch, Richard B. Fried, Varun N. Gehani, Nicolas Giauque, David T. Kim, Michael G. Linn, Rajiv A. Patel,
Thomas G. Roberts, Jr., Edric C. Saito, William Seybold, Daniel S. Short, Andrew J. M. Spokes, John R. Warren and
Mark C. Wehrly (the Farallon Funds, Farallon General Partner, FCIP V General Partner, F5MI General Partner, FHPM General
Partner and Farallon Individual Reporting Persons, collectively, the Farallon Parties). The Farallon Parties reported that they have shared voting power over 25,860,000 shares of common stock and shared investment power over 25,860,000 shares of common stock.
The above information is based solely on a Schedule 13D, filed by the Farallon Parties with the SEC on March 20, 2023, as amended on March 27, 2023, April 7, 2023 and May 31, 2023, and, consequently, the beneficial ownership of Farallon Parties may have changed between May 31, 2023 and February 28, 2024.
(24)Renaissance Technologies LLC reported that it has sole voting power over 15,615,716 of such shares, sole dispositive power over 15,615,716 of such shares. The information is based solely on a Schedule 13G, filed with the SEC on February 13, 2024, which provides information only as of December 19, 2023, and, consequently, the beneficial ownership of Vanguard may have changed between December 19, 2023 and February 28, 2024.

Table of Contents	Security Ownership of Certain Beneficial Owners and Management

2024 Proxy Statement	49
INFORMATION ABOUT OUR EXECUTIVE OFFICERS
The following chart sets forth certain information regarding our executive officers as of April 18, 2024:

Name	Age	Position
Michael M. Morrissey, Ph.D. (1)	63	President and Chief Executive Officer
Christopher J. Senner	56	Executive Vice President and Chief Financial Officer
Dana T. Aftab, Ph.D.	61	Executive Vice President, Discovery and Translational Research and Chief Scientific Officer
Patrick J. Haley	48	Executive Vice President, Commercial
Jeffrey J. Hessekiel, J.D.	55	Executive Vice President, General Counsel and Secretary
Amy C. Peterson, M.D.	57	Executive Vice President, Product Development and Medical Affairs and Chief Medical Officer
(1)Please see “Director Nominees” in this Proxy Statement for Dr. Morrissey’s biography.

Christopher J. Senner Executive Vice President and Chief Financial Officer

Christopher J. Senner, has served as Executive Vice President and Chief Financial Officer (and in such capacity, as our principal financial officer and principal accounting officer, as defined under applicable securities laws) since July 2015.
Prior to joining Exelixis, Mr. Senner served as Vice President, Corporate Finance for Gilead Sciences, Inc., a
biopharmaceutical company, from March 2010 to July 2015, where he was accountable for controllership, tax, treasury and corporate and operational financial planning. Mr. Senner previously spent eighteen years at Wyeth, a pharmaceutical company acquired by Pfizer Inc. in 2009, in a variety of financial roles with increasing responsibility, most notably as Chief Financial Officer of Wyeth’s U.S. pharmaceuticals business and the BioPharma Business Unit.
Since 2019, Mr. Senner has served as a member of the board of directors of Quince Therapeutics, Inc. (f/k/a
Cortexyme, Inc.), a publicly held clinical-stage biopharmaceutical company. Mr. Senner holds a B.S. in Finance from
Bentley College.

Dana T. Aftab, Ph.D. Executive Vice President, Discovery and Translational Research and Chief Scientific Officer

Dana T. Aftab, Ph.D., has served as Executive Vice President, Discovery and Translational Research and Chief Scientific
Officer at Exelixis since December 2022. Previously, he served as Executive Vice President, Business Operations from
February 2016 to December 2022, during which time he oversaw the company’s corporate site development and campus operations, including the opening of new laboratory buildings at Exelixis’ Alameda campus and the ongoing buildout of the company’s Exelixis East footprint in the Greater Philadelphia area. Dr. Aftab first joined Exelixis in
1998, starting in Exelixis’ Drug Discovery organization, where he led teams that drove the discovery and development of the company’s approved medicines, including cabozantinib. In 2007, he moved into the company’s clinical development organization, where he led the effort to streamline Exelixis’ processes for transitioning drug discovery programs into clinical development, serving as Senior Vice President, Translational Research from 2009 to 2016. Prior to joining Exelixis, Dr. Aftab held senior scientist positions at several biotech start-ups. Dr. Aftab holds B.A. and Ph.D.
degrees in pharmacology from the University of California, Santa Barbara and Yale University, respectively, and did his postdoctoral work at the University of California, Berkeley in the field of oncogene signaling.

50	Exelixis, Inc.

Patrick J. Haley Executive Vice President, Commercial

Patrick J. Haley, has served as the company’s Executive Vice President, Commercial since February 2020 and has held positions of progressive commercial leadership since September 2010, serving as Senior Vice President, Commercial from December 2016 to February 2020, Vice President, Commercial from November 2014 to November 2016,
Executive Director, Sales & Marketing from September 2013 to October 2014, Senior Director, Marketing from March
2012 to August 2013, and as Director, Marketing from September 2010 to February 2012. Prior to joining Exelixis, from 2007 to 2010, he held positions of increasing responsibility at Genentech, Inc., on the Avastin marketing team, most recently Group Product Manager. Between 2003 and 2007, Mr. Haley served in various sales and marketing roles at Amgen, Inc. He served as an analyst at PWC Securities, Lehman Brothers and Accenture from 1998 to 2001.
Mr. Haley holds a Masters of Business Administration from University of Michigan, Ross School of Business, and a
Bachelor of Arts in Art History and Medieval and Renaissance Studies from Duke University.

Jeffrey J. Hessekiel, J.D. Executive Vice President, General Counsel and Secretary

Jeffrey J. Hessekiel, J.D., has served as Executive Vice President and General Counsel since February 2014, and as
Secretary from October 2014 to September 2017, before resuming  in January 2022. From 2012 to 2014, he held the position of Senior Counsel at Arnold & Porter Kaye Scholer LLP, where he advised emerging growth and public companies, primarily in the life sciences sector, on complex legal issues connected with strategic transactions, healthcare compliance programs and investigations, and regulatory matters. Prior to working with Arnold & Porter, from 2002 to 2012, he held positions of increasing responsibility at Gilead Sciences, Inc., most recently as Chief
Compliance & Quality Officer where he was responsible for the creation and management of Gilead’s Corporate
Compliance & Quality department. From 1998 to 2002, Mr. Hessekiel held the position of Associate, working on both litigation and corporate matters for Wilson Sonsini Goodrich and Rosati PC. Mr. Hessekiel also worked as an
Associate focusing on litigation matters for Heller Ehrman LLP from 1996 to 1998. Prior to joining Heller Ehrman LLP,
Mr. Hessekiel also worked for several international non-governmental organizations. Mr. Hessekiel received his J.D.
from The George Washington University Law School and is admitted to practice in California. Mr. Hessekiel received a
B.A. in Political Science from Duke University.

Amy C. Peterson, M.D. Executive Vice President, Product Development and Medical Affairs and Chief Medical Officer

Amy Peterson, M.D., has served as Executive Vice President, Product Development and Medical Affairs and Chief
Medical Officer at Exelixis since August 2023. Dr. Peterson is an oncologist and veteran drug development leader with nearly two decades of experience advancing therapies for people with cancer. Prior to joining Exelixis, from
October 2019 to September 2022, she served as Executive Vice President and Chief Development Officer and then as
President and Chief Operating Officer at CytomX Therapeutics, Inc. Previously, from August 2016 to February 2019,
Dr. Peterson served as Chief Medical Officer of Immuno-oncology at BeiGene, Inc., where she built the company’s development organization with oversight of all assets in solid tumor indications, including the checkpoint inhibitor tislelizumab. Prior to BeiGene, from August 2011 to July 2016, she was Vice President of Clinical Development at
Medivation, Inc., where she contributed to the development of enzalutamide (XTANDI®) in prostate cancer and led breast cancer development for both enzalutamide and talazoparib (TALZENNA®). Dr. Peterson began her industry career at Genentech, Inc., where, from September 2005 to August 2011, she oversaw the development of early-stage molecules targeting multiple major pathways in oncology, and worked on many approved agents including bevacizumab (AVASTIN®), atezolizumab (TECENTRIQ®) and cobimetinib (COTELLIC®). In the not-for-profit sector, she serves as the Secretary of the Board of Directors of Conquer Cancer Foundation. Dr. Peterson received her M.D. from
Thomas Jefferson University before completing a residency in internal medicine at Northwestern Memorial Hospital and a fellowship in hematology/oncology at the University of Chicago.

Table of Contents	Information about our Executive Officers

2024 Proxy Statement	51
COMPENSATION OF EXECUTIVE OFFICERS
Compensation Discussion and Analysis

This Compensation Discussion and Analysis (CD&A) explains the strategy, design, and decision-making related to our compensation programs and practices for our following NEOs. This CD&A is intended to provide perspective on the information contained in the tables that follow this discussion.

Our 2023 NEOs	Title
Michael M. Morrissey, Ph.D.	President and Chief Executive Officer
Christopher J. Senner	Executive Vice President and Chief Financial Officer
Dana T. Aftab, Ph.D.	Executive Vice President, Discovery and Translational Research and Chief Scientific Officer
Jeffrey J. Hessekiel, J.D.	Executive Vice President, General Counsel and Secretary
Amy C. Peterson, M.D. (1)	Executive Vice President, Product Development and Medical Affairs and Chief Medical Officer
Vicki L. Goodman, M.D. (2)	Former Executive Vice President, Product Development and Medical Affairs and Chief Medical Officer
(1)Dr. Peterson joined the company in August 2023
(2)Dr. Goodman left the company in August 2023
While the principal purpose of this CD&A is to discuss the compensation of our NEOs, many of the programs discussed apply to other members of senior management who, together with the NEOs, are collectively referred to as our executive officers. As the market for top talent in the biopharmaceutical industry is intensely competitive, the primary goals of our executive compensation program are to:
››Provide market-competitive compensation that attracts, motivates and retains executive officers who present the skills, expertise, and experience necessary to grow our business and sustain our mission;
››Balance shorter- and longer-term incentives and incorporate compensation elements that reward both service over time and performance;
››Align our executive officers’ compensation with the interests of our stockholders; and
››Reward our executive officers for success in achieving our corporate goals.
We believe continuity in a core team of highly qualified employees, including our NEOs, is critical to the success of our business. As a testament to the high demand for their services in the marketplace, large pharmaceutical and biotechnology companies and strong local competitors have pursued our executives and other highly skilled employees. In light of this competitive environment, each year we consider the competitive market for talent in the review of our executive compensation program’s effectiveness in attracting and retaining highly qualified individuals with relevant experience in the biopharmaceutical industry to manage the varied aspects of our complex business operations, including to help determine NEO compensation.
Executive Summary
Our Business
We are an oncology company innovating next-generation medicines and combination regimens at the forefront of cancer care. Through the commitment of our drug discovery, development and commercialization resources, we have produced four marketed pharmaceutical products, two of which are formulations of our flagship molecule, cabozantinib. We continue to evolve our product portfolio, leveraging our investments, expertise and strategic partnerships to target an expanding range of tumor types and indications with our clinically differentiated pipeline of small molecules and biotherapeutics, including antibody-drug conjugates (ADCs).

52	Exelixis, Inc.
Sales related to cabozantinib account for the majority of our revenues. Cabozantinib is an inhibitor of multiple tyrosine kinases, including MET, AXL, VEGF receptors and RET and has been approved by the U.S. Food and Drug Administration
(FDA) and in 69 other countries as of December 29, 2023: as CABOMETYX® (cabozantinib) tablets for advanced renal cell carcinoma (RCC) (both alone and in combination with Bristol-Myers Squibb Company’s (BMS) nivolumab (OPDIVO®)), for previously treated hepatocellular carcinoma (HCC) and for previously treated, radioactive iodine (RAI)-refractory differentiated thyroid cancer (DTC); and as COMETRIQ® (cabozantinib) capsules for progressive, metastatic medullary thyroid cancer. For physicians treating these types of cancer, cabozantinib has become or is becoming an important medicine in their selection of effective therapies.
The other two products resulting from our discovery efforts are: COTELLIC® (cobimetinib), an inhibitor of MEK approved as part of multiple combination regimens to treat specific forms of advanced melanoma and marketed under a collaboration with Genentech, Inc. (a member of the Roche Group); and MINNEBRO® (esaxerenone), an oral, non-
steroidal, selective blocker of the mineralocorticoid receptor approved for the treatment of hypertension in Japan and licensed to Daiichi Sankyo Company, Limited.
2023 Strategy and Performance Highlights1

We made significant progress with our product pipeline in 2023 and delivered strong financial results, bolstered by the performance and continued growth of the cabozantinib franchise as a leading therapy for forms of renal, liver and thyroid cancer.

2023 Financial and Commercial Highlights
$1.8 billion Total Revenues, representing 14% growth year-over-year	7 Full years of operating profit	39% CABOMETYX continued to have leading market position among tyrosine kinase inhibitors, with a total prescriptions (TRx) market share of 39% at the end of 2023
Returned capital to our stockholders through completion of $550 million share repurchase program
Announced new $450 million share repurchase program for 2024 to continue returning capital to our stockholders

(1)Revenues and any other financial measures included in our 2023 Strategy and Performance Highlights are calculated in accordance with U.S. Generally Accepted Accounting Principles.

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2024 Proxy Statement	53

Key Business Performance Highlights Delivering on strategic objectives
2 Positive top-line results (TLR) in cabozantinib pivotal trials
››  CONTACT-02: Announced in August 2023, CONTACT-02 met one of two primary endpoints, demonstrating a statistically significant and clinically meaningful improvement in progression-
free survival (PFS) in patients with metastatic castration-resistant prostate cancer and soft-
tissue disease who have progressed after treatment with one prior novel hormonal therapy.
The phase 3 trial continues to the next planned overall survival analysis, anticipated in 2024, and we are discussing a potential regulatory submission with the FDA this year. If approved, we believe the combination would represent a compelling and novel option for patients with a poor prognosis and high unmet need.
››  CABINET: In October 2023, we presented detailed results that demonstrated cabozantinib provided dramatic improvements in PFS in two cohorts of patients with previously treated neuroendocrine tumors: one cohort of patients with advanced pancreatic neuroendocrine tumors (pNET) and a second cohort of patients with advanced extra-pancreatic NET (epNET).
We are discussing these results with the FDA for a potential regulatory submission in 2024.
If approved, we believe that cabozantinib would represent a new treatment option for patients with previously treated pNET or epNET.

2 New clinical trials evaluating zanzalintinib: STELLAR-305 and STELLAR-009
We made substantial progress expanding the clinical development of zanzalintinib, a novel, potent, third-generation oral tyrosine kinase inhibitors (TKI) that targets VEGF receptors, MET and the TAM kinases (TYRO3, AXL and MER) implicated in cancer’s growth and spread.
››  STELLAR-305: a phase 2/3 pivotal trial will evaluate zanzalintinib in combination with pembrolizumab, an immune checkpoint inhibitor developed by Merck & Co., Inc., versus monotherapy pembrolizumab in patients with previously untreated PD-L1-positive recurrent or metastatic squamous cell cancers of the head and neck (SCCHN)
››  STELLAR-009: an open-label phase 1b/2 trial evaluating zanzalintinib in combination with
AB521, an inhibitor of the transcription factor HIF-2α developed by Arcus Biosciences, Inc., in patients with advanced solid tumors, including clear cell RCC

2 New pipeline clinical trial programs: ADU-1805 and XL309
››    In February 2023, the FDA cleared the initial investigational new drug application (IND) for
ADU-1805, a clinical-stage and potentially best-in-class monoclonal antibody that targets
SIRPα. ADU-1805 is currently being evaluated in a phase 1 clinical trial to explore its pharmacokinetics, safety, tolerability and preliminary anti-tumor activity in patients with advanced solid tumors.
››   In September 2023, we acquired global rights to develop and commercialize XL309, a potentially best-in-class small molecule inhibitor of USP1. We are advancing the phase 1 development of XL309 as a potential therapy for tumors that have become refractory to PARP inhibitor (PARPi) therapy, including forms of ovarian, breast and prostate cancers, and will pursue potential PARPi combinations.

6 Development candidates (DCs) advancing towards IND submissions in 2024 through 2026
During 2023, we advanced multiple DCs toward potential IND filings in 2024 - 2026:
››  XB010, our first ADC advanced internally that targets the tumor antigen 5T4
››  XB628, a bispecific antibody that targets PD-L1 and natural killer cell receptor group 2A
››  XL495, a small molecule inhibitor of protein kinase membrane associated tyrosine/
threonine 1
››  XB371, a next-generation tissue factor-targeting ADC that is differentiated from XB002 by its topoisomerase inhibitor payload
››  XB064, a high-affinity monoclonal antibody targeting immunoglobin-like transcript 2, which is associated with resistance to PD-1 pathway inhibitors
››  XB033, an ADC targeting the tumor antigen IL13Rα2

54	Exelixis, Inc.
2023 Executive Compensation Program Highlights
In 2023, we continued our progress towards becoming a biotech leader in oncology R&D with a diverse pipeline portfolio to serve more patients with cancer and generate sustainable, long-term value for our stockholders. The
Compensation Committee believes that the 2023 compensation of all our employees, including our NEOs, is necessary and appropriate, not only to reward the achievement of critical milestones, but also to continue to incentivize our employees’ diligent efforts towards the achievement of our key priorities and anticipated milestones in 2024 and beyond. In consideration of the company’s performance as summarized above, the Board and Compensation
Committee took the following key actions with respect to 2023 compensation for our NEOs:

Key Compensation Actions	Description
Approved Salary Increases for NEOs	In February 2023, the Compensation Committee increased base salaries for our NEOs (other than Dr. Peterson) by between 3.5% and 4.0% over salaries of 2022.
Approved Annual Cash Bonuses That Are Aligned with Company Performance
In February 2024, the Compensation Committee approved annual cash bonus payments in amounts between 80% and 101% of each NEO’s
2023 target cash bonus amount. These decisions reflect the
Compensation Committee’s assessment of the overall achievement of our pre-determined 2023 corporate goals, and the individual
contributions of each NEO (other than Dr. Morrissey) toward the achievement of our corporate goals.

Granted Performance-Based and Time-Based Awards under Our Long- Term Incentive Program (LTIP)
In February 2023, the Compensation Committee approved
equity awards for each NEO (other than Dr. Peterson) comprising approximately 50% performance-based RSU awards (PSUs) and 50%
time-based RSU awards. The Compensation Committee believes this allocation between PSUs and RSUs provides an effective balance between retention and performance, risk and leverage, as well as alignment with the interests of stockholders and creating
long-term value.

Did Not Adjust Performance Targets for LTIP or Annual Cash Bonus Plan
The Compensation Committee believes that the performance targets reflect critical business objectives for the company and that the programs as originally established remained appropriate. Consequently, the Compensation Committee did not adjust the performance targets for awards issued under our LTIP or our Annual Cash Bonus Plan in 2023.

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2024 Proxy Statement	55
Compensation Practices and Governance Highlights

Pay for Performance	›› NEO compensation is closely linked to our corporate performance
Stockholder Alignment	›› Long-term equity incentives align the long-term financial interests of our NEOs with those of our stockholders
Compensation Governance	›› Our Compensation Committee is made up entirely of independent directors and engages an independent compensation consultant to advise on executive compensation matters
Stockholder Feedback	›› We value and regularly solicit stockholder feedback, including through an annual stockholder advisory vote to approve our executive compensation program (referred to herein as Say on Pay)
Recoupment or Clawback Policy
››       We maintain a Policy for Recoupment of Variable Compensation
(referred to herein as the Clawback Policy) that permits the company to recoup variable compensation from senior level employees, including our NEOs, in the event of misconduct that causes material harm to the company
››       NEW: In September 2023, we amended and restated our Clawback
Policy in accordance with the Dodd-Frank Wall Street Reform and
Consumer Protection Act to provide for recovery of incentive-based compensation erroneously received by current or former
executive officers, including our NEOs, following a restatement of financial results

Annual Cash Bonus Amounts Subject to Payment Maximums	›› Our Annual Cash Bonus Plan sets a cap of 200% on the payouts of target bonus payments for individual and/or corporate performance
Equity Plan Features
››       The 2017 Plan includes minimum vesting requirements of no less than one year for all types of awards, subject to limited exceptions
››       Applies a maximum 7-year term for stock options
››       Prohibits repricing of underwater stock options without prior stockholder approval

Stock Ownership Guidelines
››       We apply, monitor and enforce stock ownership guidelines to directors and executive officers to further align their interests with those of our stockholders
››       NEW: In September 2023, we amended our stock ownership
guidelines to increase the target value for the Chief Executive Officer to 6 times his annual base salary

Change in Control Provisions
››       Does not include excessive change in control or severance payments
››       Provides “double-trigger” change in control benefits
››       Does not include Code Section 280G tax gross-ups on severance or change in control benefits

Perquisites, Retirement and Pension Benefits	›› Our NEOs do not receive excessive perquisites or post-termination retirement or pension benefits that are not available to all employees generally
Prohibition on Hedging and Margin Loans	›› We prohibit hedging and purchases on margin by executive officers and directors
Meaningful Limits on Pledging
››       We limit pledging of our common stock by executive officers and directors to circumstances where the individual can clearly
demonstrate the financial capacity to repay the loan without resorting to the pledged securities
››       No executive officers or directors pledged our common stock during 2023

Compensation Risk Assessment
››       Our Compensation Committee annually assesses the risks associated with our compensation policies and practices to ensure that our programs are not reasonably likely to have a material adverse effect on the company

56	Exelixis, Inc.
How We Determine Executive Compensation
Role of the Compensation Committee, Compensation Consultants and Executive Officers in Compensation Decisions
Role of the Compensation Committee
The Compensation Committee is responsible for evaluating and approving NEO compensation, and, when appropriate, may solicit the input of, or present recommendations on compensation matters for consideration and approval to, the full Board. The Compensation Committee acts on behalf of the Board with respect to overseeing our compensation policies, plans and programs, and establishing and reviewing general policies relating to compensation and benefits of our employees. The Compensation Committee also administers our equity and other incentive plans. The
Compensation Committee does not delegate any of its functions to others in determining executive compensation.
Role of Independent Compensation Consultants
Our Compensation Committee uses an independent compensation consulting firm to advise on executive officer compensation, including base salaries, bonus targets and equity compensation, and director compensation. For 2023, the Compensation Committee retained the consulting firm Aon, to advise and assist with:
››Development of a peer group to be used in the evaluation of 2023 executive and director compensation determinations
››Documentary support, including peer group and industry data, with respect to base salaries, target annual cash bonuses and equity compensation
››A market analysis of executive officer compensation compared to our peer group, which was reviewed with the Compensation Committee and used to guide 2023 base salary and bonus target decisions for our NEOs
››A market analysis of long-term incentive compensation of our executive officers compared to our peer group, which market analysis was reviewed with the Compensation Committee and used to guide 2023 long-term equity compensation determinations
The Compensation Committee assessed the independence of Aon pursuant to SEC rules and concluded that the work performed by Aon for the Compensation Committee did not raise any conflicts of interest.
Role of Executive Officers
Dr. Morrissey, our President and Chief Executive Officer, participates in the Compensation Committee’s deliberations with respect to NEO compensation other than his own, but he is not present during deliberations and voting concerning his compensation. Each year, Dr. Morrissey and other members of senior management develop annual corporate goals and performance targets for long-term incentive awards for the company, which are subject to
Compensation Committee and/or Board review and approval.
Compensation Committee Process
In setting the level of salary, annual cash bonus and long-term incentive compensation for our NEOs, the Compensation
Committee typically considers various factors, including:
››company performance during the prior year;
››each NEO’s individual contribution toward achievement of our corporate goals;
››the criticality of each NEO’s skill set and relative expected future contributions to our business;
››the growing complexity of our business and commensurate increase in workloads and responsibilities of our NEOs;
››the appropriate compensation mix for each NEO;
››the historical salary, cash bonus and percentage of vested versus unvested equity awards held by each
NEO; and
››market data, which include competitive information relating to compensation levels for comparable positions in the biotechnology and life sciences sector and for our specific peer group.

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2024 Proxy Statement	57
Each year, the Compensation Committee balances each of these factors against our cash resources and the critical need to prioritize clinical development and pipeline expansion investments over other expenditures, as well as our aggregate equity burn rate. Using this process, the Compensation Committee strives to ensure that, as a whole, our executive compensation program is competitive.
Stockholder Outreach and Board Responsiveness
Our stockholder outreach initiatives constitute an integral part of our executive compensation program review and allow us to elicit and obtain a better understanding of the concerns and perspectives of our stockholders.

Range of Governance and Business Topics Discussed with Stockholders During 2023
›› Board Independence, Composition, Tenure and Refreshment
›› Business Performance and Corporate Strategy
›› ESG Disclosures
›› DEI
›› Executive Compensation
›› Human Capital Management
Each Spring, we reach out to our top 35 stockholders representing over 60% of our outstanding common stock to seek support for our annual meeting proposals and request feedback regarding governance matters. This outreach effort also provides us with the opportunity to gather our stockholders’ opinions concerning executive compensation matters and to reaffirm our commitment to align pay and performance. Participants at these meetings typically include members of the management team and in some cases the Chair or other members of our Board. Stockholder feedback is then reported to the appropriate committee and/or the entire Board for consideration. During the Fall each year, we again reach out to stockholders to solicit additional feedback on matters critical to our stockholders’ evaluation of our governance profile. Participants in the Fall 2023 stockholder outreach program included members of the management team, as well as the Chair of our Board. These conversations provided us with the opportunity to share information concerning our company’s progress against its strategic goals. We also received positive feedback on our 2023 CV&S
Report, which highlighted our recent DEI and sustainability achievements and progress of our other ongoing ESG initiatives, and constructive commentary regarding our Board’s independence, tenure, diversity and refreshment, all of which was summarized and reported to the Board for consideration in its ongoing evaluation of our governance profile.
It is our desire and intention to continue to engage with our stockholders throughout the year, and we invite you to reach out to us with any comments or questions at any time. Please see our website at www.exelixis.com under the caption “Investors & Media—Contact IR” for the appropriate contact information.
Stockholder Advisory Vote on Executive Compensation
We provide our stockholders the opportunity to cast an annual Say on Pay vote with respect to our executive compensation program, and our Compensation Committee takes the results of this vote into account when determining NEO compensation. At our annual meeting of stockholders held in May 2023, approximately 83% of the votes present and entitled to vote voted in favor of the Say on Pay proposal. Our Compensation Committee considered these votes to be a continued endorsement of the Compensation Committee’s policies and practices and remains committed to receiving ongoing stockholder feedback in connection with our pay-for-performance philosophy and design.
Competitive Assessment
A key objective of our executive compensation program is to ensure that the overall compensation packages we offer our executive officers remain competitive with the packages offered by companies with which we compete for executive talent. Our Compensation Committee consults with its independent compensation consultant, Aon, to develop a peer group of companies to serve as the basis for comparing our executive compensation program to the market.

58	Exelixis, Inc.
Peer Group Development Process and How We Used the Data
The Compensation Committee regularly reviews and makes adjustments to the composition of the peer group to account for changes in both our business and the businesses of the companies in the peer group. The Compensation
Committee does not have a specific target compensation level for the NEOs. Instead, we review our peer group benchmarking data and data from within the general biotechnology market as a reference point to ensure our NEO and executive officer roles are properly valued.
In developing the 2023 peer group, the Compensation Committee considered the continued evolution of our business and meaningful developments in comparison to the 2022 peer group companies. It also considered what other companies might make suitable additions to the 2023 list. The key qualitative and quantitative considerations that influenced the development of the 2023 peer group were:
››industry, including biotechnology and pharmaceutical companies;
››therapeutic area, including companies with an oncology product focus;
››stage of business, as reflected by the existence of at least one marketed product;
››organizational complexity, as reflected by headcount between 0.3x—3.0x Exelixis’ then-current headcount (approximately 350 employees—3,300 employees);
››whether the company is traded on a major U.S. exchange;
››market capitalization between 0.4x—3.3x of Exelixis’ then-current market capitalization (approximately
$2.5 billion—approximately $20.0 billion); and
››revenues between 0.5x—2.5x of Exelixis’ then-current revenues (approximately $750 million—
approximately $3.75 billion).
Following this analysis, the Compensation Committee, in consultation with management and Aon, identified the following 18 publicly-traded, U.S.-based biotechnology/pharmaceutical companies as our peer group (our Peers) to be used in reviewing compensation for 2023:

Our Fiscal 2023 Peers (1)
ACADIA Pharmaceuticals Inc.	Exact Sciences Corporation	Neurocrine Biosciences, Inc.
Alkermes plc	Horizon Therapeutics plc	NovoCure Limited
Alnylam Pharmaceuticals, Inc.	Incyte Corporation	Sarepta Therapeutics, Inc.
BeiGene, Ltd.	Ionis Pharmaceuticals, Inc.	Seagen Inc.
BioMarin Pharmaceutical Inc.	Jazz Pharmaceuticals plc	Ultragenyx Pharmaceutical Inc.
Blueprint Medicines Corporation	Natera, Inc.	United Therapeutics Corporation
(1)Per our selection criteria, in 2023, we added Exact Sciences Corporation, and removed Emergent BioSolutions Inc. and Sage
Therapeutics, Inc., from our Peers.
Positioning Relative to 2023 Peers
(as of July 2022)

Revenues
Market Capitalization
Percentile Rank

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2024 Proxy Statement	59
35th
63rd

0	25th	50th	75th	100th
Compensation Elements
Our executive compensation program generally consists of three principal components: base salary; annual cash bonus;
and long-term incentive compensation.

Element		Description	Objective(s)
Annual Base Salary		Annual fixed cash compensation	Provide a predictable level of income that is competitive with our Peers
Annual Cash Bonus
Variable cash compensation based on
corporate performance, including
achievement against pre-determined
corporate goals and the individual
contributions of each NEO toward the
achievement of such corporate goals
Align our executive compensation with our annual corporate goals Motivate and reward achievement of corporate goals and overall company performance, including through individual contributions
Long-Term Incentive Compensation	RSUs (or PSUs, if performance- based)
Variable share-based compensation,
subject to either time-based yearly
vesting over four years or
performance-based vesting based
on the achievement of key
corporate goals
PSUs generally have a three-year
performance period, with 50% of the
earned PSUs vesting upon the
Compensation Committee’s
certification, and the remaining 50%
vesting on the first quarterly vesting
date following the one-year
anniversary of the Compensation
Committee’s certification

Align the interests of our executives
with those of our stockholders
Motivate our executives to
achieve long-term corporate
performance objectives
Promote retention, including during
periods of stock price volatility
common to biotechnology companies

	Stock Options	Variable share-based compensation with value derived from appreciation in our company’s stock price
Align the interests of our executives
with those of our stockholders
Motivate our executives to achieve
critical business objectives as stock
options only have value if the value of
our company as reflected by our stock
price increases over time

Other Compensation and Benefits
All of our employees, including our NEOs, are eligible to participate in our 401(k) Plan, our ESPP and other benefit programs on the same basis as other employees. These programs are intended to provide tax-beneficial ways to save toward retirement, promote health and wellness and encourage stock ownership. Our NEOs are also eligible to participate in our Change in Control and Severance Benefit Plan (CIC Plan), a compensation program that incentivizes our executive officers to remain with our company, and objectively evaluate and facilitate an acquisition of our company should consideration of such a transaction be determined appropriate by the Board and in the best interests of our stockholders. The Compensation Committee believes that considered together, these benefits are critical for motivating and retaining our executive leaders and are consistent with compensation arrangements provided in the competitive market for executive talent.

60	Exelixis, Inc.

Element	Description
401(k) Plan
All employees, including NEOs, may contribute their own funds, as salary deductions, on a pre-tax or after-tax basis, subject to plan and government limits. For 2023, we matched pre-tax and Roth 401(k)
contributions dollar-for-dollar up to $11,000.

Employee Stock Purchase Plan
Our ESPP allows all employees, including NEOs, to purchase shares of our common stock at a price equal to the lower of 85% of the closing price on the first day of the six-month offering period or 85% of the closing price on the final day of such offering period, subject to specified limits.
This year, we are requesting stockholder support for our proposal to increase the number of shares available under our ESPP so that we may continue to offer this valuable program to our employees.

Health Care, Dental and Vision Benefits	Subject to applicable laws, these health and welfare benefits are available to all eligible employees, including NEOs.

CIC Plan (1)
Participants receive certain plan benefits only if terminated without cause or constructively terminated, whether or not in connection with a change-in-control event.
In the context of a change in control, our plan requires a “double-trigger”
– participants are protected in the event of a termination without cause or constructive termination in connection with a change-in-control event, but they are encouraged to stay throughout a transition period in the event of a change in control, and the CIC Plan does not provide for benefits for a participant who remains with the surviving company in a comparable position.
To serve our best interests, the plan requires a release of claims against us as a condition to receiving any severance benefits.

(1)Our CIC Plan is described in additional detail under the heading “Potential Payments Upon Termination or Change in Control.”

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2024 Proxy Statement	61
Compensation Mix
Our Compensation Committee has not established formal policies or guidelines for setting executive compensation and, in the context of the input and factors described below, uses its structured discretion to ensure that our compensation program is appropriately aligned with company performance, long-term strategy and stockholder expectations. To that end, a significant portion of our NEOs’ compensation is always “at risk” because it is variable, performance-based and in large part dependent on the success of our company. At-risk compensation for 2023 included PSUs, RSUs, stock options and annual incentive cash bonuses. The following charts highlight the 2023 pay mix for our Chief Executive Officer and our other NEOs as a group.
Chief Executive Officer
Pay Mix
93% of CEO 2023 Compensation is Considered Variable and At-Risk
All Other NEOs
Pay Mix
90% of All Other NEOs (as a group) 2023 Compensation is
Considered Variable and At-Risk
2023 Compensation Decisions
2023 Base Salaries
The Compensation Committee annually reviews the base salaries of our NEOs and adjusts them periodically to maintain competitive market positioning with our Peers and alignment with evolving role responsibilities. The following table sets forth the 2023 base salaries for each of our NEOs, as determined by the Compensation Committee in
February 2023.

Name	2022 Base Salary	2023 Base Salary	Percentage Increase
Michael M. Morrissey, Ph.D.	$1,155,039	$1,201,241	4.0%
Christopher J. Senner	$723,571	$752,514	4.0%
Dana T. Aftab, Ph.D.	$560,000	$582,400	4.0%
Jeffrey J. Hessekiel, J.D.	$636,797	$662,269	4.0%
Amy C. Peterson, M.D. (1)	N/A	$640,000	N/A
Vicki L. Goodman, M.D. (2)	$650,000	$672,750	3.5%
(1)Dr. Peterson joined the company in August 2023.
(2)Dr. Goodman left the company in August 2023.

62	Exelixis, Inc.
90%
At risk
93%
At risk
2023 Annual Cash Bonuses
Rigorous Process for Determining Annual Cash Bonus
Our Annual Cash Bonus Plan is an annual incentive program designed to provide our senior management team, including our NEOs, with incentives and rewards for achieving the strongest possible corporate performance, while also enhancing our ability to attract and retain highly talented individuals. Under our Annual Cash Bonus Plan, NEOs are eligible to receive an annual performance-based cash bonus award, the amount of which is based on a pre-set target percentage of the NEO’s annual base salary earned during the year. The Compensation Committee is responsible for establishing the bonus target percentages, as well as the relative percentage contributions of corporate performance and individual performance. For each NEO, the amount of the cash bonus award for each fiscal year depends upon our overall corporate performance, including the achievement of applicable corporate goals established by the
Compensation Committee for that year, and, for NEOs other than Dr. Morrissey (whose annual incentive cash bonus is entirely dependent upon company performance), the Compensation Committee’s consideration of the individual contributions of each NEO toward the achievement of our corporate goals. Under appropriate circumstances, the
Compensation Committee may use discretion to acknowledge progress toward achievement of a goal when factors outside of our control rendered a performance target impossible or impractical to achieve. The corporate goals under the Annual Cash Bonus Plan may be based on criteria such as the following: sales or commercial goals; research, development and clinical activities; financial metrics; hiring, retention and other operational goals; commercial, clinical and strategic collaborations and alliance management; acquisitions and licensing or partnering transactions;
manufacturing and supply goals; quality goals; regulatory goals; legal and compliance goals; and government affairs and public policy goals. Individual performance may be assessed by the Compensation Committee based on the NEO’s contributions toward the achievement of our corporate goals, recommended by the Chief Executive Officer and approved by the Compensation Committee, for the NEO’s area of responsibility. Taking these factors into account, the
Compensation Committee assigns an individual performance percentage for each NEO, other than Dr. Morrissey. For any year, the achieved corporate performance percentage and/or individual performance percentage may exceed
100%, provided that neither percentage may exceed 200%.
2023 Bonus Targets
Bonus targets (expressed as a percentage of base salary) are based on the seniority of the applicable position. They are reviewed annually by the Compensation Committee, taking into consideration competitive market data and the criticality of the role for the organization, and adjusted if deemed appropriate by the Compensation Committee.
Following such review in February 2023, the Compensation Committee determined that the existing bonus targets from
2022 remained aligned with competitive market data and therefore would remain unchanged for 2023. The following table sets forth the 2023 bonus targets for the NEOs.

NEO	2023 Bonus Target
Michael M. Morrissey, Ph.D.	100%
Christopher J. Senner	50%
Dana T. Aftab, Ph.D.	50%
Jeffrey J. Hessekiel, J.D.	50%
Amy C. Peterson, M.D. (1)	50%
Vicki L. Goodman, M.D. (2)	50%
(1)Dr. Peterson joined the company in August 2023. The Compensation Committee determined that her initial bonus target would be 50% of her base salary.
(2)Dr. Goodman left the company in August 2023.

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2024 Proxy Statement	63
2023 Corporate Goal Development and Weighting
In establishing the bonus program for 2023, our Compensation Committee reviewed and approved management’s proposed goals relating to further commercialization and clinical development of cabozantinib, clinical development of zanzalintinib, XB002 and other product candidates, clinical collaborations and business development activities, and advancement of discovery programs to IND or DC stages. Our Compensation Committee selected these goals as appropriate drivers for our business, providing a balance between the efforts necessary to continue the successful commercialization of CABOMETYX in its approved indications, further our cabozantinib development program and advance our other clinical programs and early-stage product pipeline, including zanzalintinib and XB002, while maintaining a strong financial position, which together enhance stockholder value. At the time the 2023 corporate goals were set, the Compensation Committee and management believed that such goals were challenging and achieving them would require not only continued strong commercial performance, research and product development success, and prudent fiscal and legal management, but also a high level of effort and skilled execution on the part of our NEOs.
The Compensation Committee also applied a performance weighting to each goal relative to the overall performance of the company to reflect the prioritization of key business objectives. Target and maximum achievement levels were defined for certain corporate goals and, depending on the level of achievement, NEOs were eligible to receive a payout ranging from 0% to 150% for such goal. Additionally, a weighting between corporate performance and individual performance was also applied for each NEO to reflect the level of impact such individual would be able to make on the overall corporate performance. The following table sets forth the relative weighting for each corporate goal and corporate versus individual performance for our NEOs.

Corporate Goals	Weighting (%)	NEO	Weighting of Corporate Goals	Weighting of Individual Performance Assessment
Cabozantinib	30%	Michael M. Morrissey, Ph.D.	100%	0%
Zanzalintinib	20%	Christopher J. Senner	70%	30%
XB002	15%	Dana T. Aftab, Ph.D.	70%	30%
XL102	5%	Jeffrey J. Hessekiel, J.D.	70%	30%
Clinical Collaborations	10%	Amy C. Peterson, M.D. (1)	70%	30%
Business Development	10%	Vicki L. Goodman, M.D. (2)	70%	30%
IND Candidates	5%
New DCs	5%
Total	100%
(1)Dr. Peterson joined the company in August 2023.
(2)Dr. Goodman left the company in August 2023.
2023 Performance Evaluation
During 2023, management reported regularly to the Compensation Committee and the Board on the status of the company’s performance against our 2023 goals, including in formal meetings in February, April, September and
December. In February 2024, the Compensation Committee evaluated the company’s performance in relation to the
2023 goals, as well as the individual contributions of each NEO (other than Dr. Morrissey, whose annual incentive cash bonus is entirely dependent on the company’s performance against our pre-determined 2023 corporate goals, and other than Dr. Goodman, who left the company in August 2023) toward the achievement of those goals.

64	Exelixis, Inc.
Following its evaluation of such performance, the Compensation Committee concluded that 2023 was a year of meaningful accomplishments, as further described in the table below:

PERFORMANCE OBJECTIVES		ACHIEVEMENTS	TARGET %	ACHIEVEMENT % (1)
Cabozantinib			30%	35%
Target	Maximum
Achieve up to three TLRs from pivotal trials	Present up to two TLRs at major medical meeting	›› Achieved four TLRs in cabozantinib pivotal trials: CONTACT-03; CONTACT-02; COSMIC-313 (second interim analysis of OS); CABINET ›› Presented two TLRs at ASCO 2023 (CONTACT-03) and ESMO 2023 (CABINET)
Maximum Achievement
Meet the cabozantinib franchise net product revenues target	Exceed 105% of the cabozantinib franchise net product revenue target in the U.S.	›› Achieved just below the cabozantinib franchise net product revenues target
Below Target Achievement
Effectively prosecute and assert the cabozantinib patent estate against all challengers	Favorably resolve litigation with MSN Laboratories Private Ltd. (MSN), resulting in a loss of exclusivity for cabozantinib no earlier than 2030
››  Effectively prosecuted and asserted the
cabozantinib patent estate through and
beyond the October 2023 bench trial against
MSN and its affiliates
››  Settled litigation with Teva Pharmaceutical
Industries Limited (Teva) and its affiliates

Target Achievement
Zanzalintinib			20%	13%
Target	Maximum
Achieve enrollment targets for STELLAR-303 and STELLAR-304 pivotal trials	Achieve additional STELLAR-303 and STELLAR-304 enrollment targets	›› STELLAR-303: Exceeded enrollment target. ›› STELLAR-304: Below enrollment target.
Below Target Achievement
Initiate two new pivotal trials	Initiate three new pivotal trials	›› Initiated one new pivotal trial (STELLAR-305)
Below Target Achievement
XB002			15%	6%
Target	Maximum
Initiate cohort expansion phase of ongoing Phase 1 JEWEL-101 trial and achieve enrollment target	Achieve additional JEWEL-101 enrollment target	›› Initiated JEWEL-101 cohort expansion phase ›› Achieved near target enrollment
Below Target Achievement
Expand one additional JEWEL-101 cohort beyond the initial protocol expansions	Expand two additional JEWEL-101 cohorts beyond the initial protocol expansions	›› No JEWEL-101 cohorts expanded beyond initial protocol expansions during 2023
Below Target Achievement

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2024 Proxy Statement	65

PERFORMANCE OBJECTIVES		ACHIEVEMENTS	TARGET %	ACHIEVEMENT % (1)
XL102			5%	4%
Target	Maximum
Complete dose escalation of ongoing phase 1 QUARTZ-101, initiate cohort expansion stage and initiate one or more combination cohorts)	N/A	›› Completed dose escalation of QUARTZ-101
Below Target Achievement
Go/No-Go decision for continuing development by end of 2023.	Go/No-Go decision for continuing development by the third quarter of 2023	›› Announced termination of XL102 development program in December 2023
Target Achievement
Clinical Collaborations			10%	8%
Target	Maximum
Cybrexa Therapeutics (CBX-12): Advance ongoing CBX-12 phase 1 clinical trial and begin enrolling dose- expansion cohorts	CBX-12 opt-in decision during 2023	›› CBX12-101 study advanced during 2023 with focus on dose escalation
Below Target Achievement
Sairopa B.V. (ADU-1805): Submit IND for ADU-1805 to FDA and advance program into phase 1 clinical trial	ADU-1805 opt-in decision during 2023	›› IND clearance announced in February 2023, and phase 1 trial is ongoing
Target Achievement
Business Development			10%	3%
Target	Maximum
Complete three transactions for oncology assets that are at or near clinical stage	Complete four transactions for oncology assets that are at or near clinical stage and two transactions for preclinical oncology assets or technology platforms	›› Completed one transaction for oncology assets at or near clinical stage
Below Target Achievement
IND Candidates			5%	5%
Target	Maximum
Submit two new INDs to FDA from either internal research and development efforts or existing/new collaborations	Submit three new INDs to FDA from internal research and development efforts or existing/new collaborations	›› ADU-1805: IND clearance announced in February 2023 ›› XL309: Active IND in May 2023
Target Achievement

New DCs			5%	6%
Target	Maximum
Advance three programs to DC status	Advance five programs to DC status	›› Declared and advanced four new DCs
Above Target Achievement
			100%	80%
(1)The percentage of achievement for each performance objective is rounded to the nearest whole number.

66	Exelixis, Inc.
Individual Performance Assessments of our NEOs other than the Chief Executive Officer
The Compensation Committee also recognized the individual contributions of each NEO toward achievement of the
2023 corporate goals (other than Dr. Morrissey, whose annual incentive cash bonus is entirely dependent on the company’s performance against our pre-determined 2023 corporate goals, and other than Dr. Goodman, who left the company in August 2023). In evaluating the individual performance of these NEOs as part of determining the annual cash bonus payments, the Compensation Committee considered the following contributions from each NEO:
››Mr. Senner’s overall leadership of our finance organization and his performance with respect to the achievement of our financial goals in 2023, particularly regarding: disciplined expense management;
facilitation of the 2023 stock repurchase program; his role in positioning the company to be able to execute on future strategic initiatives and evolving priorities; and his continuing responsibilities leading the Information Technology organization to maintain and further enhance our technology infrastructure, especially with respect to cybersecurity.
››Dr. Aftab’s overall leadership of our discovery and translational research organizations and his performance with respect to the achievement of our discovery goals in 2023, particularly regarding: the strategic guidance of our discovery programs to expand our oncology product pipeline; the advancement of multiple small molecule and biotherapeutics DCs towards future IND filings; spearheading our pipeline expansion initiatives to acquire and in-license promising investigational oncology assets; and overseeing the presentation of our various drug discovery programs at our R&D Day: Science & Strategy event.
››Mr. Hessekiel’s overall leadership of our legal and compliance organizations and his performance with respect to the achievement of our business and legal goals in 2023, particularly regarding: his continued
effective management of the Abbreviated New Drug Application litigations, including the second MSN trial and settlement of the Teva litigation; the effective oversight of our compliance program, including the integration of the quality assurance function within the compliance organization; and our ongoing and planned responses to legislative changes to draft healthcare regulations applicable to our business.
››Dr. Peterson’s effective assumption of leadership of our product development and medical affairs organizations (PDMA) and her performance with respect to the achievement of our product development goals in 2023, particularly regarding: the efficiency with which she assumed leadership of PDMA, instituted organizational and process enhancements to improve PDMA performance and drove acceleration of clinical trial enrollment across our various programs; the effective management of the product development organizations to align to our strategic priorities; and the achievement of top-line results for cabozantinib pivotal trials and presentation of such results, along with clinical updates from early-stage pipeline trials, at various medical meetings and at our R&D Day: Science & Strategy event.
In consideration of the foregoing, in February 2024, the Compensation Committee approved annual cash bonus payments for each NEO, other than Dr. Goodman, as reflected in the table below.

Name	2023 Base Salary ($)	2023 Target Award (%)	2023 Corporate Performance Weighting (%)	2023 Approved Corporate Performance (%)	2023 Individual Performance Weighting (%)	2023 Individual Performance (%)	2023 Annual Cash Bonus Payout (% of Target Award)	2023 Annual Cash Bonus Payout ($)
Michael M. Morrissey, Ph.D.	$1,201,241	100%	100%	80%	N/A	N/A	80%	$960,993
Christopher J. Senner	$752,514	50%	70%	80%	30%	80%	80%	$301,006
Dana T. Aftab, Ph.D.	$582,400	50%	70%	80%	30%	150%	101%	$294,112
Jeffrey J. Hessekiel, J.D.	$662,269	50%	70%	80%	30%	80%	80%	$264,908
Amy C. Peterson, M.D. (1)	$640,000	50%	70%	80%	30%	80%	80%	$256,000

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2024 Proxy Statement	67
(1)Dr. Peterson received her full year Annual Cash Bonus for the 2023 fiscal year instead of a prorated portion for just the portion of the 2023 fiscal year that she was employed with the Company, following the application of the Compensation Committee’s structured discretion in light of Dr. Peterson’s current and future importance to the company and its mission. The discretionary portion of Dr. Peterson’s 2023 Annual Cash Bonus (of $165,530) and the prorated portion of Dr. Peterson’s 2023 Annual Cash
Bonus (of $90,470) are reported in the “Bonus” column and the “Non-Equity Incentive Plan Compensation” column of the
Summary Compensation Table, respectively.
2023 Long-Term Incentive Awards
Consistent with our goal to align executive compensation with performance that advances our critical business objectives, a significant portion of the NEOs’ total compensation typically has consisted of, and is expected to continue to consist of, equity-based awards. In evaluating the mix of equity awards for 2023, the Compensation Committee considered market trends, as well as feedback from stockholders and proxy advisory firms, and determined that a combination of PSUs and RSUs would be the most appropriate incentive structure for our NEOs to reward performance over time and achieve our retention objectives.
Allocation of 2023 Long-Term Incentive Awards
Our Compensation Committee approved the 2023 long-term incentive awards for each NEO (other than Dr. Peterson, who joined the company in August 2023) comprising approximately 50% PSUs and 50% RSUs. In approving these awards, the Compensation Committee sought to establish an effective balance between retention and performance, risk and leverage, as well as alignment with our peer group.
2023 RSU Awards
The RSU awards granted to our NEOs represent approximately 50% of the total long-term incentive award value. In determining to grant each NEO’s 2023 time-based equity award in the form of RSUs, the Compensation Committee considered market trends, retention needs, and internal pay equity. The Compensation Committee ultimately determined that granting RSUs to each of our NEOs would generate a substantial retention incentive, further align our
LTIP with market trends, and align the interests of our NEOs with those of our stockholders by encouraging them to focus on the company’s long-term performance and success.
These RSU awards granted to our NEOs vest in four equal annual installments beginning on May 15, 2024. Vesting of these RSU awards will cease upon termination of continuous service for any reason. A discussion of the treatment of
RSUs under our CIC Plan can be found under “Potential Payments Upon Termination or Change in Control” below.
2023 PSU Awards
The PSU awards granted to our NEOs represent approximately 50% of the total long-term incentive award value.
Consistent with our pay-for-performance philosophy and our focus on driving long-term stockholder value creation, the
Compensation Committee determined that the 2023 PSU awards granted to our NEOs will vest based on our total stockholder return relative to other companies in the Nasdaq Biotechnology Index (Relative TSR), as measured over a three-year period ending January 2, 2026 (such performance metric referred to herein as the 2023 Relative TSR Goal).
The Compensation Committee chose Relative TSR as the performance metric for the 2023 PSU awards because it is an objective and meaningful metric to evaluate our performance against the performance of our industry peers, and it effectively aligns executive compensation with our long-term growth strategy.

68	Exelixis, Inc.
Achievement of the threshold, target, and maximum performance level targets of the 2023 Relative TSR Goal will result in 50%, 100%, and 175%, respectively, of the target number of shares of our common stock subject to the PSU awards becoming eligible to vest.

2023 Relative TSR Goal
Performance Level	Relative TSR Percentile v. Nasdaq Biotechnology Index Companies	PSUs Vesting as a Percentage of Target
Below Threshold	49th percentile or below	0%
Threshold	50th percentile – 64th percentile	50%
Target	65th percentile – 79th percentile	100%
Maximum	80th percentile or above	175%
The NEOs are therefore eligible to vest up to a maximum of 175% of the target number of shares of our common stock subject to the PSU award. However, if the maximum performance level target for the 2023 Relative TSR Goal is achieved but the actual total stockholder return (TSR) is negative at the end of the performance period, then vesting for each of the NEOs will be limited to 100% of the target number of shares. Failure to achieve the threshold performance level target during the three-year performance period will result in forfeiture of 100% of the 2023
PSU award.
After the performance period has ended, the Compensation Committee will certify the level of achievement of the
2023 Relative TSR Goal and then determine the number of shares that are entitled to vest based on such achievement, which will be equal to the product of (1) the target number of shares subject to a 2023 PSU award and (2) the performance achievement percentage of the 2023 Relative TSR Goal (such number referred to herein as the 2023 PSU
Certified Shares). Each 2023 PSU Award will vest as to 50% of the 2023 PSU Certified Shares upon the Compensation
Committee’s certification with the remaining 50% of the 2023 PSU Certified Shares vesting on the first quarterly vesting date following the one-year anniversary of the Compensation Committee’s certification.
Vesting of these PSU awards will cease upon termination of service as an employee for any reason except for termination without cause or constructive termination in connection with certain change-in-control events of the company. Pursuant to the terms of the award agreements, following certain change in control events wherein the PSU awards are assumed by the surviving entity, the PSU awards will convert to time-based vesting, and the target number of shares subject to each PSU award will vest annually over a four-year period following the grant date (with any portion that would have vested on or prior to the change-in-control event under this time-based vesting schedule vesting on the date of the change-in-control event and any portion that is unvested following the date of the change-in-
control event vesting in accordance with the time-based vesting schedule). The purpose of this conversion feature is to account for the fact that the goal may not be measurable in the context of the newly formed organization. A discussion of the treatment of PSUs under our CIC Plan can be found under “Potential Payments Upon Termination or Change in
Control” below.
Value of 2023 Long-Term Incentive Awards
When determining the appropriate value of NEO equity incentive awards, the Compensation Committee asked its independent compensation consultant, Aon, to provide guidance with respect to a program that would incentivize our
NEOs to achieve key company priorities and increase stockholder value over the long-term, while maintaining competitive market practices and being mindful of the company’s equity burn rate.

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2024 Proxy Statement	69
As part of the decision-making process, the Compensation Committee considered the challenges of managing a rapidly expanding organization in a highly competitive and increasingly highly regulated business environment, as well as the importance of a cohesive management team to facilitate the achievement of product development and pipeline expansion objectives, while supporting the continued commercial success of CABOMETYX. The Compensation
Committee also believed it was important that the value of the equity awards continue to reflect the individual performance of each NEO during the fiscal year to date and the criticality of each NEO’s skill set and expected future contributions to our business. Taking these factors into consideration and applying Aon’s market analysis of long-term incentive compensation of our NEOs compared to our Peers, the Compensation Committee determined that the aggregate value of the equity awards granted to each of our NEOs should generally approximate the 50th percentile of market peers and approved the aggregate grant amounts to the NEOs summarized in the table below. The actual number of RSUs and PSUs granted to each executive officer was determined by dividing the value the Compensation
Committee intended to deliver by the 20-day average trailing stock price (as of March 28, 2023). A 20-day average stock price was used, rather than a single day share price, in order to provide a more stabilized share value less susceptible to possible swings in the market.

Name	Number of Shares Subject to RSUs	Target Number of Shares Subject to 2023 PSUs
Michael M. Morrissey, Ph.D.	313,185	313,185
Christopher J. Senner	85,414	85,414
Dana T. Aftab, Ph.D.	68,331	68,331
Jeffrey J. Hessekiel, J.D.	79,719	79,719
Amy C. Peterson, M.D. (1)	—	—
Vicki L. Goodman, M.D. (2)	82,566	82,566
(1)Dr. Peterson was not eligible to receive the 2023 long-term incentive awards granted to our other NEOs as she joined the company in August 2023. In connection with her hiring, Dr. Peterson received certain equity awards, which are described under the heading “Dr. Amy C. Peterson New Hire Compensation” below.
(2)Due to termination of continuous service, the 2023 long-term incentive awards granted to Dr. Goodman were forfeited.
Promotion and New Hire Awards
In December 2022, Dr. Aftab was promoted to Executive Vice President, Discovery and Translational Research and Chief
Scientific Officer. In connection with Dr. Aftab’s promotion, in January 2023, the Compensation Committee granted him a time-based RSU award for 100,000 shares having a target award value of $1,659,000. Dr. Aftab’s RSUs vest in four equal annual installments beginning on February 15, 2024. Vesting of Dr. Aftab’s promotion RSU award will cease upon
Dr. Aftab’s termination of continuous service for any reason.
In connection with Dr. Peterson’s hiring in August 2023, Dr. Peterson received certain equity awards. For a description of RSUs and other equity awards granted to Dr. Peterson in connection with her hiring, please see “Dr. Amy C. Peterson
New Hire Compensation” below.
Dr. Aftab and Dr. Peterson participate in our CIC Plan, a discussion of which can be found “Potential Payments Upon
Termination or Change in Control” below.
2020 Long-Term Incentive Awards Achievements
In 2020, the Compensation Committee granted PSUs to the NEOs (other than Drs. Peterson and Goodman, who were not with the company in 2020) allocated among two separate awards that vest upon or following achievement of the following performance targets:
2020 PSU Grant #1
Positive top-line results of one or more clinical trials evaluating a product for which we own, or have licensed to a collaboration partner, development or commercialization rights, that provides data that can reasonably support regulatory evaluation of safety and efficacy to determine the risk/benefit profile of the product

70	Exelixis, Inc.
2020 PSU Grant #2
The approval by the FDA for the commercial sale and marketing of one or more products for which we own, or have licensed to a collaboration partner, development or commercialization rights, in one or more new indications or an indication for which the product has previously received FDA approval, if such product is intended to treat a new, additional or expanded set of patients or is part of a combination therapy
On August 3, 2022, following the positive top-line results for the PFS endpoint in the COSMIC-313 trial, the
Compensation Committee certified the threshold achievement of 2020 PSU Grant #1, representing 50% of the target number of shares subject to the award. Upon certification of such threshold achievement by the Compensation
Committee, 2020 PSU Grant #1 vested as to 25% of the target number of shares subject to the award. An additional
25% of the target number of shares subject to the award vested on August 15th, 2023 based on such threshold achievement.
On September 6, 2023, following the positive top-line results for the PFS endpoint in the CONTACT-02 trial and the early unblinding and halting of the CABINET trial due to dramatic improvements in PFS observed at interim analysis, the
Compensation Committee certified the target and partial over achievement of 2020 PSU Grant #1, representing 100%
and 150%, respectively, of the target number of shares subject to the award. Upon certification of such target and partial over achievement by the Compensation Committee, 2020 PSU Grant #1 vested as to 50% of the target number of shares subject to the award. An additional 50% of the target number of shares subject to the award will vest on
November 15, 2024 based on such target and partial over achievement.
2021 Long-Term Incentive Awards Achievements
In 2021, the Compensation Committee granted PSUs to the NEOs (other than Drs. Peterson and Goodman, who were not with the company in 2021) that vest upon or following achievement of performance targets related to our cabozantinib global net product revenues (NPR Targets) over a three-year period beginning January 2, 2021 and concluding on December 29, 2023 (referred to herein as the 2021 PSU Performance period). 2021 PSU awards that vest pursuant to the NPR Targets are subject to an upward or downward adjustment based on a modifier tied to the TSR of companies in the Nasdaq Biotechnology Index (referred to herein as the 2021 Relative TSR Modifier).
On January 11, 2024, recognizing that the company had exceeded global net product revenues of $2.0 billion for cabozantinib over four consecutive fiscal quarters during the 2021 PSU Performance Period, the Compensation
Committee certified the target level achievement for the 2021 PSU awards and applied the 2021 Relative TSR Modifier, which assessed our performance relative to the Nasdaq Biotechnology Index to determine the final payout of the award. The company’s TSR of 15.5% during the 2021 PSU Performance Period ranked 35th out of 233 companies in the
Nasdaq Biotechnology Index, surpassing the 85th percentile, and resulting in an upward adjustment of 1.25x to the target level achievement. This adjustment led to the Compensation Committee’s certification of final payouts at 125%
of the target number of shares subject to the 2021 PSU awards (“2021 Earned PSU Shares”). Upon this certification,
50% of 2021 Earned PSU Shares vested. The remaining 50% of the 2021 Earned PSU Shares will vest on
February 15, 2025, subject to the each NEO’s continued employment through such date (except for termination without cause or constructive termination in connection with certain change-in-control events of the company).
Dr. Amy C. Peterson New Hire Compensation
In August 2023, Dr. Peterson joined the company as Executive Vice President, Product Development and Medical
Affairs and Chief Medical Officer. Dr. Peterson received a one-time cash sign-on bonus of $100,000. In the event
Dr. Peterson voluntarily terminates employment with us within 12 months of her hire date (other than a constructive termination), she is required to repay the full amount of the sign-on bonus, less applicable taxes and withholding, on or prior to her last day of employment. Dr. Peterson is also entitled to receive an annual incentive award with an initial bonus target of 50% of her annual base salary. In connection with her hire, we also granted to Dr. Peterson: (1) a new hire stock option award covering 160,000 shares of our common stock with 25% of the underlying shares vesting on the first anniversary of her hire date and the remaining 75% vesting monthly in equal installments thereafter over the next three years; and (2) a new hire RSU award covering 240,000 shares of our common stock that vest in four equal annual installments beginning on the one-year anniversary of the first quarterly vesting date after the hire date (i.e.,
November 15, 2024). Vesting of Dr. Peterson’s new hire option and RSU awards will cease upon Dr. Peterson’s termination of continuous service for any reason except for termination without cause or constructive termination in connection with certain change-in-control events of the company. Further information regarding the terms governing

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2024 Proxy Statement	71
Dr. Peterson’s new hire option and RSU awards is provided under “Potential Payments Upon Termination or Change in
Control” below. To help determine Dr. Peterson’s new hire compensation package, the Compensation Committee consulted with its independent compensation consultant and reviewed certain peer benchmarking data.
Dr. Vicki L. Goodman’s Severance Compensation
In August 2023, Dr. Goodman concluded her service as Executive Vice President, Product Development & Medical
Affairs and Chief Medical Officer of the company.
In connection with Dr. Goodman’s involuntary departure from the company without cause, the company and
Dr. Goodman entered into a Separation Agreement and Release of All Claims in September 2023 (referred to herein as the Goodman Separation Agreement). Pursuant to the Goodman Separation Agreement, Dr. Goodman received a lump sum payment of severance and benefits in accordance with the company’s then-effective CIC Plan. Dr. Goodman’s severance payments were comprised of (1) twelve months’ base salary, and (2) the cost of her twelve months’ health care insurance coverage from any source including, but not limited to, COBRA continuation coverage, the state or federal marketplace, or an individual policy purchased through a broker. According to the Goodman Separation
Agreement, Dr. Goodman’s 2023 PSU award and 2023 RSU award were forfeited in their entirety upon her termination of service in August 2023, since no portions of either award had vested, and a portion of her RSU award granted in connection with her January 2022 hiring, which remained unvested as of her termination of employment, was also forfeited in August 2023. Dr. Goodman did not receive any other payments or benefits in connection with the termination of her employment. The company and Dr. Goodman also entered into a Consulting Agreement in
September 2023 whereby Dr. Goodman served as a consultant to us for a four-month transition period from
September 1, 2023 through December 31, 2023, pursuant to which she received a monthly consulting fee of $20,000 in exchange for agreeing to provide certain transition services.
Other Compensation Information
Timing of Equity Awards
Annual grants of equity awards to our executive officers, including our NEOs, are generally determined and approved at pre-scheduled Compensation Committee meetings. The grant dates may coincide with these meeting dates or may be such other future date as agreed upon by the Compensation Committee. The Compensation Committee may
sometimes approve the equity award grants to executive officers and other employees in advance of its next scheduled meeting, either at a special meeting or by unanimous written consent, in connection with certain new hires, promotions and other circumstances where the Compensation Committee deems it appropriate to make such grants.
As of March 2023, equity grants made to promoted employees and new hires below the level of Executive Vice
President are approved on a monthly basis by our Equity Award Committee, comprised solely of Dr. Morrissey, acting in his capacity as a director pursuant to authority delegated to him by the Compensation Committee, and the
Compensation Committee established a standard grant date for these promotion and new hire equity awards as the later of (a) the third business day of the next fiscal month following the employee’s hire date or effective date of promotion or (b) the actual date of approval by the Equity Award Committee. Promotion and new hire grants are made from a share pool and within guidelines for each job level, each as previously authorized by the Compensation
Committee. All stock options are granted with an exercise price that is not less than the closing price of our common stock on The Nasdaq Global Select Market on the grant date. We have no plan or practice to time option grants in coordination with the release of non-public information, and we do not time the release of non-public information to affect the value of executive compensation.
Stock Ownership Guidelines for NEOs
The Board maintains Stock Ownership Guidelines for our NEOs to further align their financial interests with those of our stockholders, as well as to promote sound corporate governance. We amended our Stock Ownership Guidelines in
September 2023 to establish the following ownership targets:

Position	Ownership Level
Chief Executive Officer	NEW: Value equivalent to 6 times annual base salary
Other NEOs	Value equivalent to 3 times annual base salary

72	Exelixis, Inc.
The amended Stock Ownership Guidelines reflect an increase in ownership level for the Chief Executive Officer (to a value equivalent to 6 times the annual base salary from 5 times). Ownership levels for other NEOs remained the same
(at a value equivalent to 3 times annual base salary). All NEOs are expected to achieve their stock ownership level within five years of becoming subject to these guidelines and credit is provided for shares held outright (including shares owned through trusts, our 401(k) Plan, or by a spouse), as well as shares to be issued upon vesting of RSUs and
PSUs (to the extent such performance criteria has been achieved), in each case net of applicable taxes. No credit is provided for unearned PSUs or for any stock options. The values for all shares determined to be held by NEOs are based on the 200-day average stock price as of the measurement date. The Stock Ownership Guidelines include procedures for granting exemptions in the case of severe financial hardship. As of February 28, 2024, all of our NEOs had either met their respective stock ownership targets or were still in the five-year phase-in period.
Clawback Policy
We are dedicated to maintaining a culture of high integrity and accountability, and to discourage conduct harmful to our business and the interests of our various stakeholders. Our Clawback Policy applies to all forms of variable compensation (which excludes base salary) granted after the adoption of the Clawback Policy. An event triggering recoupment of such variable compensation under the Clawback Policy occurs when a covered employee (which includes all NEOs):

Misconduct		Material Harm
Commits a knowing violation
of a company policy or SEC
rules or regulations; or
Engages in the willful commission
of an act of fraud, dishonesty or
gross recklessness in the performance
or disregard of their duties
Misconduct contributes or could reasonably be expected to contribute to the material harm of our business.
AND

For clarity, “material harm” includes, but is not limited to, the requirement to prepare an accounting restatement for any fiscal quarter or year commencing after adoption of the Clawback Policy due to our material noncompliance with any financial reporting requirement. If triggered, then to the fullest extent permitted by law, we may recoup all variable compensation granted or paid to the covered employee during each fiscal year in which the covered employee’s misconduct occurred.
In addition, to satisfy the requirements of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection
Act, as amended, and the related rules or regulations promulgated by the SEC and the Nasdaq, we have amended our
Clawback Policy as of November 2023 to adopt a supplemental recoupment policy, which is separate from and in addition to the Clawback Policy discussed above (such supplemental recoupment policy is referred to herein as the
Supplemental Policy). The Supplemental Policy provides for recovery of incentive-based compensation where the compensation is based on erroneously reported financial information, received by current or former executive officers, including our NEOs, during the three completed fiscal years immediately preceding the date on which the company is required to prepare an accounting restatement due to material noncompliance with financial reporting requirements.
Subject to very limited exceptions, erroneously awarded compensation must be recouped by the company under the
Supplemental Policy regardless of whether there is any misconduct or failure of oversight by any executive officer.
Accounting and Tax Considerations
Under ASC 718, we are required to estimate and record an expense for each award of equity compensation (including stock options, RSUs and PSUs) over the vesting period of the award. As long as stock options, RSUs and PSUs remain the sole components of our long-term compensation program, we expect to record stock-based compensation expense on an ongoing basis according to ASC 718. Compensation expense relating to awards subject to performance conditions is recognized if it is probable that the performance goals will be achieved. The probability of achievement of such goals is assessed on a quarterly basis. The Compensation Committee has considered, and may in the future consider, the grant of restricted stock to our executive officers in lieu of stock option grants, RSU and/or PSU awards.

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2024 Proxy Statement	73
AND
Under Section 162(m) of the Internal Revenue Code (Section 162(m)), compensation paid to each of the company’s
“covered employees” that exceeds $1 million per taxable year is generally non-deductible unless the compensation qualifies for certain grandfathered exceptions (including the “performance-based compensation” exception) for certain compensation paid pursuant to a written binding contract in effect on November 2, 2017 and not materially modified on or after such date. Although the Compensation Committee will continue to consider tax implications as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions and retains the flexibility to provide compensation for the NEOs in a manner consistent with the goals of the company’s executive compensation program and the best interests of the company and its stockholders, which may include providing for compensation that is not deductible by the company due to the deduction limit under Section 162(m).
The Compensation Committee also retains the flexibility to modify compensation that was initially intended to be exempt from the deduction limit under Section 162(m) if it determines that such modifications are consistent with the company’s business needs.
Compensation Policies and Practices as They Relate to Risk Management
In 2023, the Compensation Committee reviewed our compensation policies and practices and concluded that the mix and design of these policies and practices are not reasonably likely to encourage our employees to take excessive risks. In connection with its evaluation, the Compensation Committee considered, among other things, the structure, philosophy and design characteristics of our primary incentive compensation plans and programs in light of our risk management and governance procedures, as well as other factors that may calibrate or balance potential risk-taking incentives. Based on this assessment, the Compensation Committee concluded that risks arising from our compensation policies and practices for all employees, including executive officers, are not reasonably likely to have a material adverse effect on us.

74	Exelixis, Inc.
Summary of Compensation

The following table shows for the fiscal years ended December 29, 2023, December 30, 2022 and December 31, 2021
(referred to as fiscal 2023, fiscal 2022 and fiscal 2021, respectively), compensation awarded to, paid to or earned by our NEOs.
Summary Compensation Table

Name and Principal Position	Year (1)	Salary ($)(2)	Bonus ($)(3)	Stock Awards ($)(4)		Option Awards ($)(5)	Non-Equity Incentive Plan Compensation ($)(6)	All Other Compensation ($) (7)		Total ($)
Michael M. Morrissey, Ph.D.	2023	1,192,001	—	14,259,313		—	960,993	11,000		16,423,307
President and Chief	2022	1,144,250	—	14,567,256		—	1,155,039	11,000		16,877,545
Executive Officer	2021	1,093,875	—	—		5,160,513	1,265,043	11,000		7,530,431
Christopher J. Senner	2023	746,726	—	3,888,899		—	301,006	11,000		4,947,631
Executive Vice President	2022	716,172	—	4,093,312		—	361,786	11,000		5,182,270
and Chief Financial Officer	2021	679,568	—	1,367,037		—	399,507	11,000		2,457,112
Dana T. Aftab, Ph.D.	2023	577,920	—	4,770,110		—	294,112	11,000		5,653,142
Executive Vice President,
Discovery and Translational Research and Chief Scientific Officer
Jeffrey J. Hessekiel, J.D.	2023	657,175	—	3,629,606		—	264,908	11,000		4,562,689
Executive Vice President,	2022	630,285	—	3,656,426		—	318,399	11,000		4,616,110
General Counsel and Secretary	2021	599,135	—	1,217,547		—	347,069	11,000		2,174,751
Amy C. Peterson, M.D.	2023	201,846	265,530	5,220,000	(8)	1,590,000	90,470	11,000		7,378,846
Executive Vice President,
Product Development & Medical Affairs, and Chief Medical Officer
Vicki L. Goodman, M.D.	2023	456,025	—	3,759,230	(9)	—	N/A	768,425	(10)	4,983,680
Former Executive Vice President,
	2022	622,500	500,000	4,687,500	(11)	—	325,000	11,000		6,146,000
Product Development & Medical Affairs, and Chief Medical Officer
(1)The compensation reflected in the Summary Compensation Table reflects a 52-week period for each of fiscal 2023, fiscal 2022 and fiscal 2021.
(2)Amounts shown in this column represent the amount actually earned by each NEO for the indicated fiscal year. For information regarding 2023 base salaries, please see “Compensation Discussion and Analysis—2022 Compensation Decisions—
2023 Base Salaries.”

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2024 Proxy Statement	75
(3)Amounts shown in this column reflect the discretionary portion of the cash bonus of $165,530 awarded to Dr. Peterson under our Annual Cash Bonus Plan for fiscal 2023, as well as the sign-on bonus of $100,000 that Dr. Peterson received in fiscal 2023 and the sign-on bonus of $500,000 that Dr. Goodman received in fiscal 2022. For a description of the discretion applied for
Dr. Peterson’s cash bonus under our Annual Cash Bonus Plan for fiscal 2023 and the one-time cash sign-on bonus she received during fiscal 2023, please see “Compensation Discussion and Analysis—2023 Compensation Decisions—2023 Annual Cash
Bonuses” and “—Dr. Amy C. Peterson New Hire Compensation,” respectively.
(4)Amounts shown in this column reflect the aggregate grant date fair value in the indicated fiscal year for the RSU and PSU awards as computed in accordance with ASC 718. With respect to PSU awards granted to the NEOs during fiscal 2023 (other than Dr. Peterson, who did not receive a PSU award in fiscal 2023), the grant date fair values, as computed in accordance with
ASC 718 and presented in the table above, are based upon a Monte Carlo simulation model, which was $26.05 per share for each NEO. Accordingly, the positive amounts set forth in the table for fiscal 2023 reflect the sum of (i) the aggregate grant date fair value for RSUs granted, using the closing stock price of $19.48 per share of our common stock on the April 3, 2023 grant date (and for the RSU award of 240,000 shares granted to Dr. Peterson in connection with her hiring, $21.75 per share of our common stock on the August 24, 2023 hire date; and for the RSU award of 100,000 shares to Dr. Aftab in connection with his promotion, $16.59 per share of our common stock on the January 5, 2023 grant date), and (ii) the aggregate grant date fair value for the target number of PSUs granted, using the Monte Carlo simulation model price of $26.05 per share, and in each case excluding estimates of forfeiture. A description of the Monte Carlo simulation model used to calculate the value of the
PSUs granted in 2023 is set forth in Note 8 of the Notes to Consolidated Financial Statements included in our Annual Report on
Form 10-K for the fiscal year ended December 29, 2023, filed with the SEC on February 6, 2024. A breakdown of the grant date fair values of (i) the RSUs granted to each NEO during fiscal 2023 and (ii) the PSUs granted to each NEO other than Dr. Peterson during fiscal 2023, assuming each of “Target Achievement” (i.e., “Target Payout”) and “Maximum Achievement” (i.e.,
“Maximum Payout”) of the 2023 Relative TSR Goal, and excluding estimates of forfeiture in the case of all such RSUs and PSUs, is as follows:

Name	Payout of RSUs Granted in 2023 ($)	Target Payout of PSUs Granted in 2023 ($)	Maximum Payout of PSUs Granted in 2023 ($)
Michael M. Morrissey, Ph.D.	6,100,844	8,158,469	14,277,302
Christopher J. Senner	1,663,865	2,225,035	3,893,811
Dana T. Aftab, Ph.D.	2,990,088	1,780,023	3,115,033
Jeffrey J. Hessekiel, J.D.	1,552,926	2,076,680	3,634,183
Amy C. Peterson, M.D.	5,220,000	—	—
Vicki L. Goodman, M.D.*	1,608,386	2,150,844	3,763,965
For a description of the PSU awards granted during fiscal 2023, please see “Compensation Discussion and Analysis—
2023 Compensation Decisions—2023 Long-Term Incentive Awards” above.
*The PSU award granted to Dr. Goodman in fiscal 2023 and the RSU award granted to Dr. Goodman in fiscal 2023 were both forfeited in their entirety upon her termination of service in August 2023.
With respect to PSU awards granted to the applicable NEOs during fiscal 2022 (other than Dr. Goodman, who did not receive a
PSU award in fiscal 2022), the grant date fair values, as computed in accordance with ASC 718 and presented in the table above, are based upon a Monte Carlo simulation model, which was $33.17 per share for each NEO. Accordingly, the positive amounts set forth in the table for fiscal 2022 reflect the sum of (i) the aggregate grant date fair value for RSUs granted, using the closing stock price of $20.70 per share of our common stock on the March 4, 2022 grant date (and for the RSU award granted to Dr. Goodman, $18.75 per share of our common stock on the January 4, 2022 grant date), and (ii) the aggregate grant date fair value for the target number of PSUs granted, using the Monte Carlo simulation model price of $33.17 per share, and in each case excluding estimates of forfeiture. A description of the Monte Carlo simulation model used to calculate the value of the PSUs granted in 2022 is set forth in Note 8 of the Notes to Consolidated Financial Statements included in our
Annual Report on Form 10-K for the fiscal year ended December 30, 2022, filed with the SEC on February 7, 2023. A breakdown of the grant date fair values of (i) the RSUs granted to each applicable NEO during fiscal 2022 and (ii) the PSUs granted to each applicable NEO during fiscal 2022, assuming each of “Target Achievement” (i.e., “Target Payout”) and “Maximum
Achievement” (i.e., “Maximum Payout”) of the 2022 Relative TSR Goal, and excluding estimates of forfeiture in the case of all such RSUs and PSUs, is as follows:

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76	Exelixis, Inc.

Name	Payout of RSUs Granted in 2022 ($)	Target Payout of PSUs Granted in 2022 ($)	Maximum Payout of PSUs Granted in 2022 ($)
Michael M. Morrissey, Ph.D.	5,597,591	8,969,665	15,696,906
Christopher J. Senner	1,572,890	2,520,422	4,410,714
Jeffrey J. Hessekiel, J.D.	1,405,013	2,251,413	3,939,933
Vicki L. Goodman, M.D.	4,687,500	—	—
With respect to PSU awards granted to the applicable NEOs during fiscal 2021, the grant date fair values, as computed in accordance with ASC 718, excluding the estimate of estimated forfeitures, and presented in the Summary Compensation Table above, are based upon the then-probable outcome of the performance conditions, which was $0 for each NEO. Accordingly, the positive amounts set forth in the table for fiscal 2021 reflect solely the aggregate grant date fair value for RSUs granted as computed in accordance with ASC 718. Assuming “Threshold Achievement” (i.e., “Threshold Payout”), “Target
Achievement” (i.e., “Target Payout”) and “Maximum Achievement” (i.e., ”Maximum Payout”) of the performance conditions for the PSU awards granted to each NEO during fiscal 2021, and in each case using the closing stock price of $21.31 per share of our common stock on the grant date and excluding estimates of forfeiture, the values of the PSU awards granted to each applicable NEO during fiscal 2021 at the grant date were as follows:

Name	Threshold Payout of PSUs Granted in 2021 ($)	Target Payout of PSUs Granted in 2021 ($)	Maximum Payout of PSUs Granted in 2021 ($)
Michael M. Morrissey, Ph.D.	1,600,637	4,268,393	8,536,786
Christopher J. Senner	512,633	1,367,037	2,734,073
Jeffrey J. Hessekiel, J.D.	456,567	1,217,547	2,435,094
For a description of the certification of PSU awards granted during fiscal 2021, please see “Compensation Discussion and
Analysis—2023 Compensation Decisions—2021 Long-Term Incentive Awards Achievements” above.
(5)Amounts shown reflect the aggregate grant date fair value in the indicated fiscal year for the option award as computed in accordance with ASC 718. The assumptions used to calculate the value of option awards are set forth in Note 8 of the Notes to
Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 29, 2023, filed with the SEC on February 6, 2024. With respect to the option award granted to Dr. Morrissey during fiscal 2021 as part of the LTIP, it vests over a four-year period following the grant date and expires seven years from the date of grant or earlier upon termination without cause or constructive termination in connection with certain change in control events of the company. Dr. Morrissey’s stock option has an exercise price of $21.31 per share. With respect to the new hire option award granted to Dr. Peterson during fiscal 2023, it vests over a four-year period following her hire date and expires seven years from the date of hire or earlier upon termination without cause or constructive termination in connection with certain change in control events of the company. Dr. Peterson’s stock option has an exercise price of $21.75 per share. Amounts shown do not reflect compensation actually received or the amount that may be realized in the future by the NEOs.
(6)Amounts shown in this column represent the portion of the cash bonuses awarded under our Annual Cash Bonus Plan that was based on the Compensation Committee’s assessment of the achievement of pre-determined corporate goals. The discretionary portion of Dr. Peterson’s 2023 Annual Cash Bonus (of $165,530) is reported in the “Bonus” column.
(7)Amounts shown reflect the matching contributions made to the 401(k) Plan for each NEO other than Dr. Goodman, whose amounts are described in Footnote 10 below.
(8)Amount shown reflects the grant date fair value of the time-based RSU award granted to Dr. Peterson in connection with her hiring as Executive Vice President, Product Development & Medical Affairs and Chief Medical Officer, as computed in accordance with ASC 718. The grant date fair value of the RSU award was measured based on the closing price of $21.75 per share of our common stock on the August 24, 2023 hire date.
(9)The PSU award granted to Dr. Goodman in fiscal 2023 and the RSU award granted to Dr. Goodman in fiscal 2023 were both forfeited in their entirety upon her termination of service in August 2023.
(10)Amount shown reflects (i) severance payments made to Dr. Goodman pursuant to the Goodman Separation Agreement and the company’s then-effective CIC Plan, including (1) twelve months’ base salary in the amount of $672,750, (2) subsidy of the cost of her twelve months’ health care insurance coverage, in the amount of $2,689, and (3) a tax gross-up for such subsidy, in the amount of $1,986; (ii) matching contributions of $11,000 made to the 401(k) Plan prior to her termination, and (iii)
consultancy fees of $80,000 paid pursuant to the Consulting Agreement entered into with Dr. Goodman in September 2023.
For more information regarding the terms and severance payments made in connection with Dr. Goodman’s separation, please see “Compensation Discussion and Analysis—2023 Compensation Decisions—Dr. Vicki L. Goodman’s Severance
Compensation” above.

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2024 Proxy Statement	77
(11)Amount shown reflects the grant date fair value of the time-based RSU award for 250,000 shares granted to Dr. Goodman in connection with her hiring, as computed in accordance with ASC 718. The grant date fair value of the RSU award was measured based on the closing price of $18.75 per share of our common stock on the January 4, 2022 grant date. This RSU award was subject to a special vesting schedule where 26,315 shares subject to the RSU award vested on the January 4, 2022 grant date, and 59,868 shares subject to the RSU award vested on February 15, 2023. Upon Dr. Goodman’s involuntary termination without cause in August 2023, all vesting of this RSU award ceased, and the remaining 163,817 shares subject to the RSU award, which remained unvested as of her termination of employment, were forfeited. For more information regarding the terms and severance payments made in connection with Dr. Goodman’s separation, please see “Compensation
Discussion and Analysis—2023 Compensation Decisions—Dr. Vicki L. Goodman’s Severance Compensation” above.
Grants of Plan-Based Awards

The following table shows for the fiscal year ended December 29, 2023 certain information regarding grants of plan-based awards to the NEOs:
Grants of Plan-Based Awards in Fiscal 2023

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)				Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)		All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(5)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)		Threshold (#)	Target (#)	Maximum (#)
Michael M. Morrissey, Ph.D.
	4/3/2023	—	—	—		—	—	—	313,185		—		6,100,844
	4/3/2023	—	—	—		156,592	313,185	548,073	—		—		8,158,469
	N/A	—	1,201,241	1,801,862		—	—	—	—		—
Christopher J. Senner
	4/3/2023	—	—	—		—	—	—	85,414		—		1,663,865
	4/3/2023	—	—	—		42,707	85,414	149,474	—		—		2,225,035
	N/A	—	376,257	620,824		—	—	—	—		—
Dana T. Aftab, Ph.D.
	1/3/2023	—	—	—		—	—	—	100,000	(6)	—		1,659,000
	4/3/2023	—	—	—		—	—	—	68,331		—		1,331,088
	4/3/2023	—	—	—		34,165	68,331	119,579	—		—		1,780,023
	N/A	—	291,200	480,480		—	—	—	—		—
Jeffrey J. Hessekiel, J.D.
	4/3/2023	—	—	—		—	—	—	79,719		—		1,552,926
	4/3/2023	—	—	—		39,859	79,719	139,508	—		—		2,076,680
	N/A	—	331,135	546,372		—	—	—	—		—
Amy C. Peterson, M.D.
	8/24/2023	—	—	—		—	—	—	240,000	(7)	—		5,220,000
	8/24/2023	—	—	—		—	—	—	—		160,000	21.75	1,590,000
	N/A	—	106,667(8)	176,000(8)	(8)	—	—	—	—		—
Vicki L. Goodman, M.D. (9)		—	—	—		—	—	—			—
	4/3/2023	—	—	—		—	—	—	82,566		—		1,608,386
	4/3/2023	—	—	—		41,283	82,566	144,490	—		—		2,150,844
	N/A	—	325,000	536,250		—	—	—	—		—

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78	Exelixis, Inc.
(1)The dollar amount represents the target and maximum amounts of each NEO’s potential annual cash bonus award pursuant to our Annual Cash Bonus Plan for fiscal 2023. The amounts shown under “Target” reflect the applicable target payment under the Annual Cash Bonus Plan if (i) we achieved 100% of the pre-determined 2023 corporate goals established by the
Compensation Committee and (ii) as applicable, each NEO’s individual performance percentage was assessed at 100% by the
Compensation Committee with respect to his or her contributions toward the achievement of our corporate goals.
The amounts shown under “Maximum” reflect the applicable maximum payment under the Annual Cash Bonus Plan if (i) we achieved 150% of the pre-determined 2023 corporate goals established by the Compensation Committee, and (ii) as applicable, each NEO’s individual performance percentage was assessed at 200% by the Compensation Committee with respect to his or her contributions toward the achievement of our corporate goals and the departmental achievements in each
NEO’s area of responsibility that drove the achievement of such corporate goals; provided, however, that neither the corporate performance percentage nor the individual performance percentage may exceed 200% in any given year. There is no threshold or minimum possible payment under the Annual Cash Bonus Plan. For more information regarding our Annual
Cash Bonus Plan, please see “Compensation Discussion and Analysis—2023 Compensation Decisions—2023 Annual Cash
Bonuses” above.
(2)The PSU award was granted in April 2023 pursuant to our 2017 Plan to all NEOs (other than Dr. Peterson) as part of the LTIP for fiscal 2023. The PSU award will vest in accordance with the following: if the 2023 Relative TSR Goal is achieved at the end of the performance period from December 31, 2022 through January 2, 2026, at or above the threshold level of performance,
(i) 50% of the 2023 PSU Certified Shares will vest upon the Compensation Committee’s certification of such achievement after the end of the performance period, and (ii) 50% of the 2023 PSU Certified Shares will vest on the first quarterly vesting date
(i.e., February 15th, May 15th, August 15th and November 15th) following the one-year anniversary of the Compensation
Committee’s certification (assuming that such PSUs are not accelerated). For clarification, (i) shares of common stock subject to the award will be eligible to vest if and only if the 2023 Relative TSR Goal is achieved at or above the threshold level of performance, and failure to achieve the threshold level of performance set forth in the 2023 Relative TSR Goal will result in forfeiture of 100% of the PSU award, and (ii) the level of achievement of the 2023 Relative TSR Goal will not be determined by the Compensation Committee until after the end of the three-year performance period on January 2, 2026. For more information regarding the PSUs granted in 2023, please see “Compensation Discussion and Analysis—2023 Compensation
Decisions—2023 Long-Term Incentive Awards—2023 PSU Awards” above.
(3)The RSU award was granted in April 2023 pursuant to our 2017 Plan to all NEOs (other than Dr. Peterson) as part of the LTIP for fiscal 2023. The RSU award will vest as to 1/4th of the shares subject to each RSU award on May 15, 2024 and thereafter as to
1/4th of the number of shares subject to the RSU award on each May 15th until fully vested (assuming that such RSUs are not accelerated).
(4)The stock option award granted to Dr. Peterson in August 2023 in connection with her hiring expires seven years from the date of grate or earlier upon termination of service. The stock option will vest as to 1/4th of the original number of shares subject to the option on the one-year anniversary of the grant date and thereafter as to 1/48th of the original number of shares subject to the option on each monthly anniversary of the grant date with a final vesting date of August 24, 2027 (assuming that such options are not accelerated).
(5)Amounts shown in this column do not reflect compensation actually received or amounts that may be realized in the future by the NEOs. The amounts shown in this column reflect the aggregate grant date fair value in fiscal year 2023 for the RSU, PSU and stock option awards as computed in accordance with ASC 718. The assumptions used to calculate the grant date fair value of the PSU and stock option awards are set forth in Note 8 of the Notes to Consolidated Financial Statements included in our
Annual Report on Form 10-K for the fiscal year ended December 29, 2023, filed with the SEC on February 6, 2024. The grant date fair values of the PSU awards, as computed in accordance with ASC 718, granted to each NEO (other than Dr. Peterson, who did not receive a PSU award in fiscal 2023), presented in the table above are based upon a price of $26.05 per share for each NEO based on the Monte Carlo simulation model. For additional information regarding the values of the PSU awards granted to each NEO during fiscal 2023, see Footnote 4 to the Summary Compensation Table above. The grant date fair value of the RSU awards were measured based on the closing price of our common stock on each date of grant. The grant date fair value of the stock option award were measured based on the closing price of our common stock on each date of grant.
(6)The RSU award granted to Dr. Aftab in January 2023 in connection with his promotion vested as to 1/4th of the shares subject to the RSU award on February 15, 2024 and thereafter will vest as to 1/4th of the number of shares subject to the RSU award on each February 15th until fully vested (assuming that such RSUs are not accelerated).
(7)The RSU award granted to Dr. Peterson in August 2023 in connection with her hiring will vest as to 1/4th of the shares subject to the RSU award on November 15, 2024 and thereafter as to 1/4th of the number of shares subject to the RSU award on each
November 15th until fully vested (assuming that such RSUs are not accelerated).

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2024 Proxy Statement	79
(8)Dr. Peterson is entitled to receive an annual incentive award with an initial bonus target of 50% of her annual base salary, which, if any, would be prorated for her partial year of employment in 2023.The amounts shown under “Target” and
“Maximum” for Dr. Peterson reflect the applicable pro-rated payments that would be made to Dr. Peterson under the terms of the Annual Cash Bonus Plan without modification. However, as discussed above in Footnotes 3 and 6 to the Summary
Compensation Table, the Compensation Committee used its discretion not to prorate Dr. Peterson’s 2023 annual incentive award. For more information regarding Dr. Peterson’s 2023 annual incentive award, please see “Compensation Discussion and
Analysis—2023 Compensation Decisions—2023 Annual Cash Bonuses” above.
(9)In connection with Dr. Goodman’s departure from the company in August 2023 the PSU award granted to Dr. Goodman in
April 2023 and the RSU award granted to Dr. Goodman in April 2023 were both forfeited in their entirety, and she received no payment under the Annual Cash Bonus Plan for fiscal 2023.
Compensation Arrangements

Base Salaries. For a description of actions taken by the Compensation Committee with respect to base salaries for our
NEOs for fiscal 2023, please see “Compensation Discussion and Analysis—2023 Compensation Decisions—2023 Base
Salaries” above.
Annual Cash Bonuses. In 2018, we adopted our Annual Cash Bonus Plan that provides for annual bonus awards based on our corporate performance, including achievement against pre-determined corporate goals and the individual contributions of each NEO toward the achievement of such corporate goals. For more information regarding our
Annual Cash Bonus Plan, please see “Compensation Discussion and Analysis—2023 Compensation Decisions—2023
Annual Cash Bonuses” above.
Stock Awards and Option Awards. Our 2017 Plan provides for the grant of RSUs, PSUs and time-based and performance-based stock options to our NEOs and other employees. In April 2023, we granted PSU awards, which will only vest following our achievement of the 2023 Relative TSR Goal, to all of our NEOs (except Dr. Peterson), as well as time-based equity awards in the form of RSUs to all of our NEOs (except Dr. Peterson). In addition, in January 2023, we granted a time-based RSU award to Dr. Aftab in connection with his promotion, and in August 2023, we granted a stock option award and a time-based RSU award to Dr. Peterson in connection with her joining our company. For information regarding stock option, PSU and RSU awards granted to the NEOs in fiscal 2023, including the number of underlying shares and vesting conditions related thereto, please see “Compensation Discussion and Analysis—2023 Compensation
Decisions—2023 Long-Term Incentive Awards,” and “—Dr. Amy C. Peterson New Hire Compensation” above.
Employment Agreements. We have no employment agreements with our NEOs.
Change in Control and Severance Benefit Plan. Each of our NEOs participates in our Change in Control and Severance
Benefit Plan, a description of which is included below under the heading “Potential Payments Upon Termination or
Change in Control.”
Other Compensatory Arrangements. Please see “Compensation Discussion and Analysis—Compensation Elements—
Other Compensation and Benefits” above for a description of other executive compensatory arrangements, including our 401(k) Plan and other benefits.

80	Exelixis, Inc.
Outstanding Equity Awards at Fiscal Year-End

The following table shows certain information regarding outstanding equity awards at December 29, 2023 for the NEOs
(other than Dr. Goodman, who left the Company in August 2023 and had no outstanding equity awards of the Company as of December 29, 2023).
Outstanding Equity Awards at December 29, 2023

		Option Awards(1)					Stock Awards(2)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Michael M. Morrissey, Ph.D.	10/3/2017	480,000			24.41	10/2/2024
	9/10/2018	308,365			18.80	9/9/2025
	10/22/2020						94,003	(4)	2,255,132	94,002	(4)	2,255,108
	10/22/2020									94,003	(5)	2,255,132
	3/4/2021	340,106	154,594	(6)	21.31	3/3/2028
	3/4/2021						250,374	(7)	6,006,472
	3/4/2022						202,812		4,865,460
	3/4/2022									270,415	(8)	6,487,256
	4/3/2023						313,185		7,513,308
	4/3/2023									313,185	(9)	7,513,308
Christopher J. Senner	10/3/2017	125,000			24.41	10/2/2024
	9/10/2018	129,314			18.80	9/9/2025
	9/11/2020						32,568	(4)	781,306	32,566	(4)	781,258
	9/11/2020									32,568	(5)	781,306
	3/4/2021						32,076		769,503
	3/4/2021						80,186	(7)	1,923,662
	3/4/2022						56,989		1,367,166
	3/4/2022									75,985	(8)	1,822,880
	4/3/2023						85,414		2,049,082
	4/3/2023									85,414	(9)	2,049,082
Dana T. Aftab, Ph.D.	10/3/2017	95,000			24.41	10/2/2024
	9/10/2018	96,986			18.80	9/9/2025
	9/11/2020						25,330	(4)	607,667	25,330		607,667
	9/11/2020									25,330		607,667
	3/4/2021						25,290		606,707
	3/4/2021						63,224	(7)	1,516,744
	3/4/2022						44,618		1,070,386
	3/4/2022									59,490		1,427,165
	1/5/2023						100,000	(10)	2,399,000
	4/3/2023						68,331		1,639,261
	4/3/2023									68,331	(9)	1,639,261

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2024 Proxy Statement	81

		Option Awards(1)					Stock Awards(2)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Jeffrey J. Hessekiel, J.D.	10/3/2017	100,000			24.41	10/2/2024
	9/10/2018	129,314			18.80	9/9/2025
	9/11/2020						28,950	(4)	694,511	28,950	(4)	694,511
	9/11/2020									28,950	(5)	694,511
	3/4/2021						28,568		685,346
	3/4/2021						71,418	(7)	1,713,318
	3/4/2022						50,907		1,221,259
	3/4/2022									67,875	(8)	1,628,321
	4/3/2023						79,719		1,912,459
	4/3/2023									79,719	(9)	1,912,459
Amy C. Peterson, M.D.	8/24/2023		160,000	(11)	21.75	8/23/2030
	8/24/2023						240,000	(12)	5,757,600
(1)Option awards were issued under our 2017 Plan and are subject to time-based vesting and expire seven years from the date of grant or earlier upon termination of continuous service. Vesting of option awards granted under the 2017 Plan is set forth in the applicable footnote accompanying the entry. Option awards granted pursuant to our 2017 Plan subject to time-based vesting vest as to 1/4th of the original number of shares subject to the option on the one-year anniversary of the vesting commencement date and thereafter as to 1/48th of the original number of shares subject to the option on each monthly anniversary of the vesting commencement date. Vesting of all options issued to our NEOs are subject to acceleration as described under “Potential Payments Upon Termination or Change in Control” below.
(2)RSU awards granted on or after May 24, 2017 were issued under our 2017 Plan. RSU awards generally vest as to 1/4th of the original number of shares subject to the RSU award on the first established RSU vesting date following the one-year anniversary of the grant date and thereafter as to 1/4th of the original number of shares subject to the RSU award on each anniversary of the first established RSU vesting date following the one-year anniversary of the grant date, until fully vested. We have established February 15th, May 15th, August 15th and November 15th as quarterly vesting dates. Vested shares will be delivered to the NEOs on the applicable quarterly vesting date, provided that delivery may be delayed pursuant to the terms of the award agreement. In addition, PSU awards granted pursuant to our 2017 Plan vest based on the achievement of certain performance targets set by the Compensation Committee as described below in Footnotes 4, 5, 7, 8, and 9. Vesting of all RSU awards and PSU awards issued to our NEOs are subject to acceleration as described under “Potential Payments Upon
Termination or Change in Control” below.
(3)For purposes of determining market value, we assumed a stock price of $23.99, the closing sale price per share of our common stock on December 29, 2023, the last business day of our last fiscal year.
(4)PSUs vest as to (i) 50% of the number of shares subject to the award that are entitled to vest based upon the Compensation
Committee’s certification that the company has achieved positive top-line results of one or more clinical trials evaluating a product for which we own, or have licensed to a partner, development or commercialization rights, that provides data that can reasonably support regulatory evaluation of safety and efficacy to determine the risk/benefit profile of the product and
(ii) 50% of the number of shares subject to the award that are entitled to vest based on such certification on the first quarterly vesting date (i.e., February 15th, May 15th, August 15th and November 15th) following the one-year anniversary of the
Compensation Committee’s certification (assuming that such PSUs are not accelerated). On August 3, 2022, the Compensation
Committee convened to determine that certain performance criteria had been achieved, resulting in the immediate vesting of
25% of the target number of shares subject to the PSU award, and an additional 25% of the target number of shares subject to the PSU award vested on August 15, 2023. On September 6, 2023, the Compensation Committee convened to determine that additional performance criteria had been achieved, resulting in the immediate vesting of 50% of the target number of shares subject to the PSU award, and an additional 50% of the target number of shares subject to the PSU award (to complete partial over achievement of 150% of the target shares) will vest on November 15, 2024 (assuming such PSUs are not accelerated).
Because the Compensation Committee has already certified as to the threshold, target and partial over achievement of this
PSU award, the number of shares reported in the table above as “unearned” represents additional shares that will begin vesting upon maximum achievement, or 50% of the target number of shares of Exelixis common stock subject to the PSU

82	Exelixis, Inc.
award (and collectively with those shares vested and entitled to vest based on the Compensation Committee’s prior certifications on August 3, 2022 and September 6 2023, 200% of the target number of shares of Exelixis common stock subject to the PSU award). If the company achieves such maximum performance target, NEOs are eligible to vest up to 200% of the target number of shares of Exelixis common stock subject to the PSU award. Failure to achieve the aforementioned maximum performance target by December 31, 2024 will result in forfeiture of 50% of the maximum number of shares subject to the PSU award reported in the table above as “unearned.”
(5)PSUs vest as to (i) 50% of the number of shares subject to the award that are entitled to vest based upon the Compensation
Committee’s certification that the company has obtained approval by the FDA for the commercial sale and marketing of one or more products for which we own, or have licensed to a partner, development or commercialization rights, in one or more new indications or an indication for which the product has previously received FDA approval, if such product is intended to treat a new, additional or expanded set of patients or is part of a combination therapy, and (ii) 50% of the number of shares subject to the award that are entitled to vest based on such certification on the first quarterly vesting date (i.e., February 15th, May 15th,
August 15th and November 15th) following the one-year anniversary of the Compensation Committee’s certification (assuming that such PSUs are not accelerated). On September 30, 2021, the Compensation Committee convened to determine that certain performance criteria had been achieved, resulting in the immediate vesting of 25% of the target number of shares subject to the PSU award, and an additional 25% of the target number of shares subject to the PSU award vested on November
15, 2022. Because the Compensation Committee has already certified as to the threshold achievement of this PSU award, the number of shares reported in the table above as “unearned” represents additional shares that will begin vesting upon target achievement, or 50% of the target number of shares of Exelixis common stock subject to the PSU award (and collectively with those shares vested and entitled to vest based on the Compensation Committee’s prior certification on September 30, 2021,
100% of the target number of shares of Exelixis common stock subject to the PSU award). Depending on the continued level of achievement with respect to such performance target, NEOs are eligible to vest up to a maximum of 200% of the target number of shares of Exelixis common stock subject to the PSU award. Failure to achieve the next level of the aforementioned performance target by December 31, 2024 will result in forfeiture of 150% of the maximum number of shares subject to the
PSU award reported in the table above as “unearned.”
(6)Option vests as to 1/48th of the original number of shares subject to the option on each monthly anniversary of the grant date with a final vesting date of March 4, 2025 (assuming that such options are not accelerated).
(7)Holders of 2021 PSU awards may earn up to 200% of the target number of shares depending on (i) the level of achievement with respect to the Compensation Committee’s pre-established performance level targets (related to our cabozantinib global net product revenues over four consecutive quarters), to be evaluated at the end of the 2021 PSU Performance Period, and
(ii) the application of the 2021 Relative TSR Modifier for the 2021 PSU awards (such number of shares earned from the 2021
PSU awards referred to as the 2021 PSU Certified Shares). The 2021 PSU awards will vest as follows: (i) 50% of the 2021 PSU
Certified Shares upon the Compensation Committee’s certification after the end of the 2021 PSU Performance Period; and
(ii) 50% of the 2021 PSU Certified Shares on the first quarterly vesting date (i.e., February 15th, May 15th, August 15th and
November 15th) following the one-year anniversary of the Compensation Committee’s certification (assuming that such PSUs are not accelerated). On January 11, 2024, the Compensation Committee convened to determine that the target level of cabozantinib global net product revenues over four consecutive quarters had been achieved during the 2021 PSU Performance
Period and applied the 2021 Relative TSR Modifier for a final payout of 2021 PSU Certified Shares equal to 125% of the target number of shares, resulting in the immediate vesting of 50% of the 2021 PSU Certified Shares, and the remaining 50% will vest on February 15, 2025 (assuming such PSUs are not accelerated). Because the performance criteria have been achieved within the 2021 PSU Performance Period by December 29, 2023, the 2021 PSU awards are reported as “earned” in the table above and adjusted for the 2021 Relative TSR Modifier. For more information regarding the PSUs granted in 2021, please see
“Compensation Discussion and Analysis—2023 Compensation Decisions—2021 Long-Term Incentive Awards
Achievements” above.
(8)Holders of 2022 PSU awards may earn up to 175% of the target number of shares depending on the level of achievement with respect to the 2022 Relative TSR Goal. PSUs vest as to (i) 50% of the 2022 PSU Certified Shares upon the Compensation
Committee’s certification after the end of the performance period, and (ii) 50% of the 2022 PSU Certified Shares on the first quarterly vesting date (i.e., February 15th, May 15th, August 15th and November 15th) following the one-year anniversary of the Compensation Committee’s certification (assuming that such PSUs are not accelerated). The 2022 PSU awards will be forfeited if the performance condition at or above a threshold level is not achieved by the end of the three-year performance period, or January 3, 2025. For purposes of these calculations in the table above, we assumed a target level of achievement with respect to the 2022 Relative TSR Goal for the 2022 PSU awards.
(9)Holders of 2023 PSU awards may earn up to 175% of the target number of shares depending on the level of achievement with respect to the 2023 Relative TSR Goal. PSUs vest as to (i) 50% of the 2023 PSU Certified Shares upon the Compensation
Committee’s certification after the end of the performance period, and (ii) 50% of the 2023 PSU Certified Shares on the first quarterly vesting date (i.e., February 15th, May 15th, August 15th and November 15th) following the one-year anniversary of the Compensation Committee’s certification (assuming that such PSUs are not accelerated). The 2023 PSU awards will be forfeited if the performance condition at or above a threshold level is not achieved by the end of the three-year performance

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2024 Proxy Statement	83
period, or January 2, 2026. For purposes of these calculations in the table above, we assumed a target level of achievement with respect to the 2023 Relative TSR Goal for the 2023 PSU awards. For more information regarding the PSUs granted in 2023, please see “Compensation Discussion and Analysis—2023 Compensation Decisions—2023 Long-Term Incentive Awards—2023
PSU Awards” above.
(10)The RSU award granted to Dr. Aftab in January 2023 in connection with his promotion vested as to 1/4th of the shares subject to the RSU award on February 15, 2024 and thereafter will vest as to 1/4th of the number of shares subject to the RSU award on each February 15th until fully vested (assuming that such RSUs are not accelerated).
(11)Option vests as to 1/4th of the original number of shares subject to the option on the one-year anniversary of the grant date and thereafter as to 1/48th of the original number of shares subject to the option on each monthly anniversary of the grant date with a final vesting date of August 24, 2027 (assuming that such options are not accelerated).
(12)The RSU award granted to Dr. Peterson in August 2023 in connection with her hiring will vest as to 1/4th of the shares subject to the RSU award on November 15, 2024 and thereafter as to 1/4th of the number of shares subject to the RSU award on each
November 15th until fully vested (assuming that such RSUs are not accelerated).
Option Exercises and Stock Vested

The following table includes certain information with respect to stock options exercised and stock awards that vested during the fiscal year ended December 29, 2023.
Options Exercised and Stock Vested in Fiscal 2023

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Michael M. Morrissey, Ph.D.	460,000	3,789,200	231,845	4,821,203
Christopher J. Senner	120,000	702,511	93,630	1,923,677
Dana T. Aftab, Ph.D.	82,500	227,702	69,260	1,432,063
Jeffrey J. Hessekiel, J.D.	97,500	412,508	79,674	1,645,833
Amy C. Peterson, M.D.	—	—	—	—
Vicki L. Goodman, M.D.	—	—	59,868	1,082,413
(1)“Value Realized on Exercise” reflects the closing market price of our common stock on the applicable exercise date, net of the applicable exercise price, multiplied by the number of shares acquired upon exercise of stock options.
(2)“Value Realized on Vesting” reflects the closing market price of our common stock on the applicable vesting date, multiplied by the number of units vested.
Potential Payments Upon Termination or Change in Control

Change in Control and Severance Benefit Plan
The Board, upon recommendation of the Compensation Committee, has adopted a CIC Plan that provides for certain severance benefits to our officers in connection with specified termination events. Eligible CIC Plan participants may include any employee having a rank of vice president or above, which includes our NEOs. The Board amended and restated the CIC Plan in December 2023 to make certain changes to the type, amount and timing of benefits paid, as well as certain administrative matters.
If an NEO’s employment terminates due to a Covered Termination, which is either an involuntary termination without cause or a constructive termination, occurring within three months prior to and 15 months following the effective date of a change in control event (Change in Control Period, and such termination, Change in Control Termination), then the
NEO would be entitled to the following benefits under the CIC Plan:

84	Exelixis, Inc.
››a cash payment paid in lump sum or in installments pursuant to our regularly scheduled payroll periods equal to the sum of the NEO’s base salary and target bonus for (i) 18 months for NEOs (other than the
Chief Executive Officer) and (ii) 24 months for the Chief Executive Officer;
››the vesting of all of the NEO’s unvested options, RSUs, PSUs and cash incentive awards (other than annual cash bonus awards) will accelerate in full (and with respect to awards that are subject to performance-
based vesting conditions or requirements, the acceleration of vesting will be deemed to be satisfied at the target level of performance or at a level above the target level of performance if such higher level of performance has been earned prior to the effective date of a change in control event), and the exercise period of the options will be extended to the later of: (i) 12 months after the later of (x) the participant’s termination date, or (y) the change in control event; and (ii) the post-termination exercise period provided for in the applicable option agreement;
››payment of COBRA premiums, or the cash equivalent thereof, for any health, dental or vision plan sponsored by Exelixis for a period of up to (i) 18 months for NEOs (other than the Chief Executive Officer)
and (ii) 24 months for the Chief Executive Officer;
››payment of outplacement services for (i) 18 months for NEOs (other than the Chief Executive Officer), subject to a $30,000 limit and (ii) 24 months for the Chief Executive Officer, subject to a $50,000 limit; and
››any earned but unpaid annual cash bonuses for the fiscal year ending on or before the termination date.
In the event of a Covered Termination of an NEO that is not also a Change in Control Termination (Non-Change in
Control Termination), such NEO would be entitled to receive under the CIC Plan:
››a cash payment paid in lump sum or in installments pursuant to our regularly scheduled payroll periods equal to the NEO’s base salary for (i) 12 months for NEOs (other than the Chief Executive Officers) and
(ii) 18 months for the Chief Executive Officer
››a bonus payment equal to the pro-rata portion of the NEO’s annual cash bonus, calculated based on completed calendar months worked in that fiscal year in which the Non-Change in Control Termination occurs and the corporate performance determined by the Compensation Committee with respect to that fiscal year’s Annual Cash Bonus Plan, payable at the same time as such annual cash bonuses are paid to other NEOs or similarly situated employees;
››any earned but unpaid annual cash bonuses for the fiscal year ending on or before the termination date; and
››payment of COBRA premiums, or the cash equivalent thereof, for any health, dental or vision plan sponsored by Exelixis for a period of up to (i) 12 months for NEOs (other than the Chief Executive Officer)
and (ii) 18 months for the Chief Executive Officer.
However, in the event of a Non-Change in Control Termination, such NEO would not be entitled to any vesting acceleration benefits.
The payments and benefits described above are subject to certain reductions and offsets if, for example, the NEO received other severance benefits from us pursuant to a written employment agreement. In addition, if any of the severance benefits payable under the CIC Plan would constitute a “parachute payment” subject to the excise tax imposed by Section 4999 of the Code, an NEO may receive a reduced amount of the affected severance benefits. The
CIC Plan does not provide for the gross-up of any excise taxes imposed by Section 4999 of the Code. No NEO would receive benefits under the CIC Plan if (i) the NEO has entered into an individually negotiated employment agreement that provides for severance or change in control benefits which are more favorable, as a whole, to such NEO than the severance or change in control benefits available to such NEO under the CIC Plan, (ii) the NEO voluntarily terminates employment with us to accept employment with another entity that is controlled by us or is otherwise affiliated with us or (iii) the NEO does not confirm in writing that he or she is subject to agreements with us relating to proprietary and confidential information. In addition, as a general matter, to be eligible to receive benefits under the CIC Plan and if requested by Exelixis, an NEO must execute a general waiver and release of claims, and such release must become effective in accordance with its terms. An NEO’s right to receive payment of benefits under the CIC Plan will immediately terminate if, as determined by Exelixis in its sole discretion, at any time prior to or during the period the
NEO is receiving such benefits, the NEO, without the prior written approval of Exelixis, (i) willfully breaches a material provision of a proprietary and confidential information agreement with Exelixis or (ii) willfully encourages or solicits any of Exelixis’ then-current employees to leave Exelixis’ employ, and the conduct in (i) or (ii), as applicable, is not timely cured.

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2024 Proxy Statement	85
Treatment of Equity Awards under the 2017 Plan
Pursuant to our 2017 Plan, in the event of an asset sale, merger or consolidation in which we are not the surviving corporation, or a reverse merger in which we are the surviving corporation but our common stock is converted by virtue of the merger into other property, then any surviving or acquiring corporation may assume outstanding stock awards or substitute similar stock awards for those under the 2017 Plan. If any surviving or acquiring corporation refuses to assume such outstanding stock awards or substitute similar stock awards, stock awards held by participants whose service has not terminated will be accelerated in full. In addition, if any person, entity or group acquires beneficial ownership of more than 50% of our combined voting power, then stock awards held by participants whose service has not terminated will be accelerated in full.
The following table sets forth the potential severance payments and benefits under our CIC Plan to which an NEO would be entitled in connection with specified termination events, as if such NEO’s employment terminated as of
December 29, 2023, the last day of our last fiscal year. In addition, the table sets forth the amounts to which such NEOs would be entitled under our equity plans either (i) in connection with a change in control transaction in which the successor corporation did not assume or substitute outstanding stock awards (and with respect to PSU awards granted to each NEO, a change in control transaction in which a successor corporation does assume outstanding stock awards), or (ii) an entity or group acquired more than 50% of our combined voting power, in each case, as of December 29,
2023. There are no other agreements, arrangements or plans that entitle any of the above-mentioned NEOs to severance, perquisites or other enhanced benefits upon termination of employment, other than certain extensions of the termination date to avoid violation of registration requirements under the Securities Act of 1933, as amended, or for such NEO’s death or disability.
Potential Payments Table
The following table shows the potential payments upon termination of employment or a change in control event for the NEOs. The table assumes that the triggering event took place on December 29, 2023, the last day of our 2023 fiscal year.
Potential Payments Upon Termination or Change in Control Table

		Change in Control and Severance Benefit Plan		Equity Plans
Name	Benefit	Change in Control Termination ($)(1)	Non-Change in Control Termination ($)(2)	Certain Change in Control Transactions without Termination ($)(3)
Michael M. Morrissey, Ph.D.	Base Salary	2,402,482	1,801,862	—
	Bonus	2,402,482	960,993	—
	Vesting Acceleration (4)	36,109,081	—	36,109,081
	COBRA Payments	60,230	45,172	—
	Outplacement Services	50,000	—	—
Benefit Total		41,024,275	2,808,027	36,109,081
Christopher J. Senner	Base Salary	1,128,771	752,514	—
	Bonus	564,386	301,006	—
	Vesting Acceleration (4)	11,159,284	—	11,159,284
	COBRA Payments	68,930	45,953	—
	Outplacement Services	30,000	—	—
Benefit Total		12,951,371	1,099,473	11,159,284

86	Exelixis, Inc.

		Change in Control and Severance Benefit Plan			Equity Plans
Name	Benefit	Change in Control Termination ($)(1)	Non-Change in Control Termination ($)(2)		Certain Change in Control Transactions without Termination ($)(3)
Dana T. Aftab, Ph.D.	Base Salary	873,600	582,400		—
	Bonus	436,800	232,960		—
	Vesting Acceleration (4)	11,210,527	—		11,210,527
	COBRA Payments	53,308	35,539		—
	Outplacement Services	30,000	—		—
Benefit Total		12,604,235	850,899		11,210,527
Jeffrey J. Hessekiel, J.D.	Base Salary	993,403	662,269		—
	Bonus	496,702	264,908		—
	Vesting Acceleration (4)	10,119,534	—		10,119,534
	COBRA Payments	68,930	45,953		—
	Outplacement Services	30,000	—		—
Benefit Total		11,708,569	973,130		10,119,534
Amy C. Peterson, M.D.	Base Salary	960,000	640,000		—
	Bonus	480,000	85,333	(5)	—
	Vesting Acceleration (4)	6,116,000	—		6,116,000
	COBRA Payments	68,930	45,953		—
	Outplacement Services	30,000	—		—
Benefit Total		7,654,930	771,286		6,116,000
Vicki L. Goodman, M.D. (6)	Base Salary	—	672,750		—
	Bonus	—	—		—
	Vesting Acceleration (4)	—	—		—
	COBRA Payments	—	4,675		—
	Outplacement Services	—	—		—
Benefit Total		—	677,425		—
(1)These benefits would be payable under the Change in Control and Severance Benefit Plan if the Covered Termination occurred within the Change in Control Period. The amounts shown in this column do not include any value associated with the extension, if any, of the post-termination exercise period provided for in the Change in Control and Severance Benefit Plan.
(2)These benefits would be payable under the Change in Control and Severance Benefit Plan if the Covered Termination occurred outside of the Change in Control Period. For purposes of the bonus payments described in this column, the amount for each
NEO is calculated based on the Compensation Committee’s corporate performance determination of 80% achievement with respect to the pre-determined corporate under the Annual Cash Bonus Plan for fiscal 2023, and without regard to any individual performance determination or discretionary bonus payments.
(3)These benefits would be payable under the 2017 Plan if either (i) a successor corporation does not assume outstanding stock awards in a change in control transaction or (ii) a person, entity or group acquires beneficial ownership of more than 50% of our combined voting power, and, in each case, the NEOs do not terminate employment in connection with such a transaction or event.
In addition, if a successor corporation does assume outstanding stock awards in a change in control transaction and the NEOs do not terminate employment in connection with such a transaction, then each NEO’s then-outstanding PSUs will be revised in a manner as though the target number of shares subject to such PSUs had been subject solely to a time-based vesting schedule pursuant to which one third of the target number of shares subject to such PSUs (and for the PSUs granted during fiscal 2020, one fourth) would have vested on each of the first three anniversaries (and for the PSUs granted during fiscal 2020, each of the first four anniversaries) of the date the PSUs were granted, subject to the NEO’s continuous service through the applicable

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2024 Proxy Statement	87
vesting date (with any portion that would have vested on or prior to the change in control transaction under such vesting schedule becoming vested on the date of the change in control transaction and any portion that is unvested following the date of the change in control transaction vesting in accordance with such vesting schedule). With respect to PSU awards granted during fiscal 2023, the vesting acceleration benefit for each NEO would be $0 because the first anniversary of the grant date had not yet occurred as of December 29, 2023. With respect to PSU awards granted during fiscal 2020, fiscal 2021 and fiscal
2022, the vesting acceleration benefit for each NEO would be as follows:

Name	Vesting Acceleration Benefit for Outstanding PSUs Granted in 2020 ($)	Vesting Acceleration Benefit for Outstanding PSUs Granted in 2021 ($)	Vesting Acceleration Benefit for Outstanding PSUs Granted in 2022 ($)
Michael M. Morrissey, Ph.D.	1,691,343	3,203,457	2,162,411
Christopher J. Senner	585,980	1,025,956	607,619
Dana T. Aftab, Ph.D.	455,738	808,943	475,722
Jeffrey J. Hessekiel, J.D.	520,871	913,779	542,774
Amy C. Peterson, M.D.	—	—	—
Vicki L. Goodman, M.D.	—	—	—
(4)Assumes that the triggering event occurred on December 29, 2023, the last business day of our last fiscal year, when the closing sale price per share of our common stock was $23.99. The amount of the vesting acceleration is determined by:
(i) aggregating for all accelerated options, the amount equal to (A) the excess, if any, of $23.99 over the relevant exercise price of the option, multiplied by (B) the number of shares underlying unvested options at such exercise price as of December 29,
2023; and (ii) aggregating for all accelerated RSUs and PSUs, the amount equal to (X) $23.99 multiplied by (Y) the number of shares underlying the unvested RSUs and PSUs. There can be no assurance that a similar triggering event would produce the same or similar results as those estimated if such event occurs on any other date or at a time when our closing sale price is different.
(5)Represents the pro rata portion of Dr. Peterson’s annual cash bonus for fiscal 2023, calculated based on her having worked for four complete calendar months.
(6)Because Dr. Goodman’s Covered Termination occurred in August 2023, this table provides the actual severance payments received by Dr. Goodman and does not assume that the triggering event occurred on December 29, 2023. In addition,
Dr. Goodman’s Covered Termination occurred prior to the Board’s amendment and restatement of the CIC Plan, and accordingly, the severance payments she received were pursuant to the then-effective CIC Plan, which did not include the payment of any pro-rata portion of her annual cash bonus for fiscal 2023.
CEO Pay Ratio

We believe that we provide fair and equitable compensation to our employees through a combination of competitive base pay, incentives, retirement plans and other benefits. In accordance with Item 402(u) of Regulation S-K, promulgated by the Dodd Frank Act, we determined the ratio of: (a) the annual total compensation of our Chief
Executive Officer; to (b) the median of the annual total compensation of all of our employees (including employees of our consolidated subsidiaries), except for our Chief Executive Officer, both calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.
To determine the median of the annual total compensation of all of our employees, we were required to identify the
“median employee” of our workforce, without regard to his or her location or employment status (full-time or part-time). The applicable SEC rules require us to identify a median employee only once every three years, as long as there have been no material changes in our employee population or employee compensation arrangements that we believe would significantly impact the calculation of our CEO Pay Ratio. However, because there was a significant increase in our employee population between October 2022 and October 2023, we decided to identify a new median employee for purposes of calculating our CEO Pay Ratio for fiscal 2023.
Consistent with the process we adopted for prior fiscal years, to determine the median of the annual total compensation of all our employees, except for our Chief Executive Officer, we used the following methodology:
››To identify our employee population, we used tax and payroll records to determine all full-time and part-time employees, excluding our Chief Executive Officer, who were employed as of October 31, 2023.

88	Exelixis, Inc.
››To identify the median employee with respect to annual total compensation of all of our employees, we calculated each employee’s “target total direct compensation,” which consists of: (i) fiscal 2023 base salary (using a reasonable estimate of the hours worked and overtime actually paid during fiscal 2023 for hourly employees); (ii) target cash bonus; and (iii) the grant date fair value of any equity awards granted during fiscal 2023 (using the same methodology that we use for estimating the value of the equity awards granted to our NEOs and reported in our Summary Compensation Table).
››In making this determination, we annualized the base salary and target cash bonus for all full-time and part-time employees who were employed by us for less than the entirety of fiscal 2023.
Once our representative median employee was identified in the manner described above, we calculated the annual total compensation of the representative median employee using the same methodology that we used to determine the annual total compensation of our Chief Executive Officer, as reported in the Summary Compensation Table included in this Proxy Statement. For fiscal 2023, the median of the annual total compensation of our employees (other than our Chief Executive Officer) was $294,528 and the annual total compensation of our Chief Executive Officer, as reported in the Summary Compensation Table included in this Proxy Statement, was $16,423,307. Based on this information, our CEO Pay Ratio for fiscal 2023 was 56 to 1.
This CEO Pay Ratio represents our reasonable estimate calculated in a manner consistent with Item 402(u) of
Regulation S-K and applicable guidance, which provide significant flexibility in how companies identify the median employee. Each company may use a different methodology and make different assumptions particular to that company and apply certain exclusions. As a result, and as explained by the SEC when it adopted these rules, in considering this
CEO Pay Ratio disclosure, stockholders should keep in mind that the rule was not designed to facilitate comparisons of
CEO Pay Ratios among different companies, even companies within the same industry, but rather to allow stockholders to better understand and assess each particular company’s compensation practices and CEO Pay Ratio disclosures.
Neither the Compensation Committee nor our management used our fiscal CEO Pay Ratio for fiscal 2023 in making compensation decisions.
Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of
Regulation S-K, this section provides information about the relationship between compensation reported in the
Summary Compensation Table and “compensation actually paid,” as calculated under the SEC’s rules, to our principal executive officer (PEO) and our non-PEO NEOs, as well as certain financial performance measures. The disclosure covers our four most recent fiscal years and will expand next year to a rolling five fiscal year period. The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how our company or the
Compensation Committee view the link between our company’s performance and executive compensation for our PEO and our non-PEO NEOs. For additional information about our pay-for-performance philosophy and how we align executive compensation with company performance, please refer to the “Compensation Discussion and Analysis”
section of this Proxy Statement.
Required Tabular Disclosure of Pay Versus Performance
The amounts set forth below under the headings “Compensation Actually Paid to PEO” and “Average Compensation
Actually Paid to Non-PEO NEOs” have been calculated in a manner consistent with Item 402(v) of Regulation S-K. Use of the term “compensation actually paid” is required by the SEC’s rules and, as a result of the calculation methodology required by the SEC, such amounts differ from compensation actually received by the individuals and the compensation decisions described in the “Compensation Discussion and Analysis” section of this Proxy Statement.

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2024 Proxy Statement	89
Pay Versus Performance

					Value of Initial Fixed $100 Investment Based On:		Net Income (millions) ($)	Net Product Revenues (millions) ($)(5)
Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(1)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(1)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1)(2)	Total Stockholder Return ($)(3)	Peer Group Total Stockholder Return ($)(4)
2023	16,423,307	31,702,754	5,505,198	7,804,316	141	121	207.8	1,628.9
2022	16,877,545	16,020,538	5,149,608	5,038,751	94	116	182.3	1,401.2
2021	7,530,431	15,297,662	3,510,384	5,612,040	107	129	231.1	1,077.3
2020	2,349,812	18,565,411	1,237,199	5,878,678	118	129	111.8	741.6
(1)Dr. Morrissey was our PEO for each year presented. The individuals comprising the non-PEO NEOs for each year presented are as follows: (i) for 2023, Mr. Senner, Dr. Aftab, Dr. Peterson, Dr. Goodman and Mr. Hessekiel; (ii) for 2022, Mr. Senner, Dr.
Goodman, Mr. Haley and Mr. Hessekiel; (iii) for 2021, Mr. Senner, Mr. Haley, Mr. Hessekiel, Dr. Peter Lamb and Dr. Gisela M.
Schwab; and (iv) for 2020, Dr. Schwab, Mr. Senner, Mr. Hessekiel and Mr. Haley.
(2)Compensation actually paid, as calculated under the SEC’s rules, requires making certain adjustments to the “Total” column of the Summary Compensation Table to reflect the exclusion and inclusion of certain amounts for the PEO and the Non-PEO
NEOs; the tables set forth below reflect those adjustments. Equity values in the tables below are calculated in accordance with FASB ASC Topic 718. Amounts in the “Exclusion of Stock Awards and Options Awards” column of the tables below are the totals from the “Stock Awards” and “Option Awards” columns set forth in the Summary Compensation Table. The differences between the amounts in the “Total” column of the Summary Compensation Table and the “compensation actually paid” are primarily attributable to the appreciation in the price of our common stock and the annual vesting of RSU and earned PSU awards, as well as the value recognized upon or following achievement of performance targets for the PSU awards during the year. In addition, with respect to PSU awards granted to the applicable NEOs during fiscal 2020, the grant date fair values of such awards, as computed in accordance with ASC 718, excluding the estimate of estimated forfeitures, are based upon the then-probable outcome of the performance conditions, which was $0 for each NEO. For more information regarding the 2020 PSU awards, please see “Compensation Discussion and Analysis—2023 Compensation
Decisions—2020 Long-Term Incentive Awards Achievements” above.

Year	Summary Compensation Table Total for PEO ($)	Exclusion of Stock Awards and Options Awards for PEO ($)	Inclusion of Equity Values for PEO ($)	Compensation Actually Paid to PEO ($)
2023	16,423,307	(14,259,313)	29,538,760	31,702,754

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Options Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2023	5,505,198	(4,571,569)	6,870,687	7,804,316
The amounts in the “Inclusion of Equity Values” columns in the tables above are derived from the amounts set forth in the following tables:

Year	Year End Fair Value of Equity Awards Granted During Year That Remained Outstanding and Unvested as of Last Day of Year for PEO ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years for PEO ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested During Year for PEO ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested During Year for PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for PEO ($)	Total – Inclusion of Equity Values for PEO ($)
2023	18,468,346	8,239,747	—	2,830,667	—	29,538,760

90	Exelixis, Inc.

Year	Average Year End Fair Value of Equity Awards Granted During Year That Remained Outstanding and Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years for Non- PEO NEOs ($)	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested During Year for Non-PEO NEOs ($)	Average Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Total – Average Inclusion of Equity Values for Non-PEO NEOs ($)
2023	5,152,448	1,717,856	—	525,908	(525,525)	6,870,687
(3)Represents the company’s cumulative TSR. Cumulative TSR is calculated by dividing (i) the sum of (a) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (b) the difference between our share price at the end and the beginning of the measurement period, by (ii) our share price at the beginning of the measurement period.
The beginning of the measurement period for each year in the table is January 3, 2020. Cumulative TSR is calculated assuming an investment of $100 in our common stock on January 3, 2020.
(4)Represents the cumulative peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the Nasdaq
Biotechnology Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our annual reports for each of the years in the table.
(5)SEC rules require us to designate a “Company-Selected Measure” that in our assessment represents the most important financial performance measure used by us to link the compensation actually paid to our PEO and non-PEO NEOs, for the most recently completed fiscal year, to our performance. We have selected Net Product Revenues as this measure.
Required Disclosure of the Relationship Between Compensation Actually Paid and Financial Performance Measures
As required by Item 402(v) of Regulation S-K, we are providing the following graphs to illustrate the relationship of the
“compensation actually paid” figures that are included in the pay versus performance tabular disclosure above, to (1)
our cumulative TSR and that of the Nasdaq Biotechnology index, (2) our net income, and (3) our Net Product Revenues, which is our company-selected measure. In addition, the first graph below further illustrates the relationship between our TSR and that of the Nasdaq Biotechnology Index. As noted above, “compensation actually paid” for purposes of the tabular disclosure and the following graphs was calculated in accordance with SEC rules and does not fully represent the actual final amount of compensation earned by or actually paid to our NEOs during the applicable years. The graph assumes that $100 was invested on January 3, 2020 in each of our common stock and the Nasdaq Biotechnology Total
Return Index and assumes reinvestment of any dividends.

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2024 Proxy Statement	91

Compensation Actually Paid Compared to TSR
Compensation Actually Paid (in $ thousands)
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
Total Stockholder Return (TSR)
$160
$140
$120
$100
$80
$60
$40
$20
$-
$18,565
$5,879
$15,298
$5,612
$16,021
$5,039
$31,703
$7,804
$129
$118
$129
$107
$116
$94
$141
$121
FY20
FY21
FY22
FY23
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non PEO NEOs
Total Stockholder Return (EXEL)
Peer Group Total Stockholder Return

Compensation Actually Paid Compared to Net Income
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
Compensation Actually Paid (in $ thousands)
$250
$200
$150
$100
$50
$-
Net Income (in $ millions)
$18,565
$5,879
$112
$15,298
$5,612
$231
$16,021
$5,039
$182
$31,703
$7,804
$208
FY20
FY21
FY22
FY23
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non PEO NEOs
Net Income

92	Exelixis, Inc.

Compensation Actually Paid Compared to Net Product Revenues
Compensation Actually Paid (in $ thousands)
Product Revenue (in $ thousands)
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$18,565
$5,879
$741,550
$15,298
$5,612
$1,077,256
$16,021
$5,039
$1,401,243
$31,703
$7,804
$1,628,879
FY20
FY21
FY22
FY23
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non PEO NEOs
Net Product Revenues

Required Tabular Disclosure of Most Important Performance Measures
The most important performance measures used to link “compensation actually paid” to our NEOs for 2023 to company performance are set forth below. For 2023, the company used fewer than three financial performance measures to link “compensation actually paid” to our NEOs to company performance. For further information regarding these performance metrics and their function in our executive compensation program, please refer to the
“Compensation Discussion and Analysis” section of this Proxy Statement.

Relative TSR
Net Product Revenues
All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of Exelixis under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent we specifically incorporate such information by reference.

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2024 Proxy Statement	93
COMPENSATION COMMITTEE REPORT
The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange
Commission and is not deemed to be incorporated by reference in any filing of Exelixis under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
The Compensation Committee of the Board of Directors of Exelixis, Inc., consisting solely of independent directors, has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy
Statement and, based on this review and discussion, the Compensation Committee recommended to the Board of
Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated into our
Annual Report on Form 10-K for the year ended December 29, 2023.
Compensation Committee:
Julie A. Smith, Chair
S. Gail Eckhardt
Robert L. Oliver, Jr.
Stelios Papadopoulos
COMPENSATION COMMITTEE INTERLOCKS AND
INSIDER PARTICIPATION
During 2023, the Compensation Committee comprised Ms. Smith, Messrs. Johnson and Oliver and Drs. Freire and
Papadopoulos, and Drs. Marchesi and Willsey served on the Compensation Committee for part of 2023 before their respective departures from the Board. Dr. Freire concluded her service on the Compensation Committee in January
2024. None of the members of the Compensation Committee during 2023 has at any time been an officer or employee of Exelixis. No interlocking relationship exists between the Board or Compensation Committee and the board of directors or compensation committee of any other company, nor has any interlocking relationship existed in the past.
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The Board recognizes that related party transactions can present a heightened risk of potential or actual conflicts of interests. The Board adopted a written Statement of Policy with respect to Related Person Transactions entered into with related parties. Under this policy, the Audit Committee has been tasked with responsibility to review and approve related party transactions. The policy provides that management shall present related party transactions to the Audit
Committee for approval. The policy does not prevent management from entering into any related party transaction without prior approval of the Audit Committee, so long as such related party transaction is thereafter presented to the
Audit Committee for ratification. If ratification is not forthcoming, then management shall make all reasonable efforts to cancel or annul such transaction.
Under the policy, a “related party” includes: any senior officer (including each executive officer or officer subject to
Section 16 of the Exchange Act) or director of Exelixis; a person who is an immediate family member of a senior officer, director or director nominee; a security holder who is known to own of record or beneficially more than 5% of any class of our securities; a person who is an immediate family member of such security holder; or an entity which is owned or controlled by one of the aforementioned persons, or an entity in which one of the aforementioned persons has a substantial ownership interest in or control over such entity.
All related party transactions shall be disclosed in our applicable filings with the SEC as required under SEC rules. There were no related party transactions reportable under the SEC rules during fiscal 2023, other than as follows:
During 2023, BlackRock, Inc. (BlackRock), a global provider of investment, advisory and risk management solutions and a greater than 5% holder of our common stock, managed a portion of our cash and investments portfolio. As of
December 29, 2023 and December 30, 2022, the fair value of cash and investments managed by BlackRock was
$633.8 million and $801.5 million, respectively, which included $0.1 million and $0.4 million invested in the BlackRock
Liquidity Money Market Fund. We incurred $0.4 million in fees for BlackRock advisory services performed during the year ended December 29, 2023.

94	Exelixis, Inc.
HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers, banks and other fiduciaries) to satisfy the delivery requirements for Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of the proxy materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are our stockholders will be householding proxy materials. A single set of the proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate set of proxy materials, please notify your broker or direct your written request to Investor Relations,
Exelixis, Inc., 1851 Harbor Bay Parkway, Alameda, California 94502 or contact Exelixis, Inc., Investor Relations at
(650) 837-7000. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their broker.
ANNUAL REPORT ON FORM 10-K
A copy of our Annual Report on Form 10-K for the fiscal year ended December 29, 2023 is included in the mailing containing this proxy statement. A copy of our Annual Report on Form 10-K for the fiscal year ended
December 29, 2023, including the consolidated financial statements, schedules and list of exhibits, and any particular exhibit specifically requested, is also available without charge upon written request to: Investor Relations, Exelixis, Inc.,
1851 Harbor Bay Parkway, Alameda, California 94502.
OTHER MATTERS
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

JEFFREY J. HESSEKIEL
Executive Vice President, General Counsel and Secretary

Alameda, California
April 18, 2024

Table of Contents	Householding of Proxy Materials

2024 Proxy Statement	95
APPENDIX A
EXELIXIS, INC.
2000 EMPLOYEE STOCK PURCHASE PLAN
ADOPTED BY BOARD OF DIRECTORS: JANUARY 27, 2000
APPROVED BY STOCKHOLDERS: MARCH 15, 2000
AMENDED BY BOARD OF DIRECTORS: JANUARY 28, 2005
AMENDMENT APPROVED BY STOCKHOLDERS: APRIL 22, 2005
AMENDED BY BOARD OF DIRECTORS: FEBRUARY 26, 2009
AMENDMENT APPROVED BY STOCKHOLDERS: MAY 13, 2009
AMENDED BY COMPENSATION COMMITTEE: FEBRUARY 11, 2016
AMENDMENT APPROVED BY STOCKHOLDERS: MAY 25, 2016
AMENDED BY BOARD OF DIRECTORS: MARCH 29, 2024
AMENDMENT APPROVED BY STOCKHOLDERS: [May 30, 2024]
TERMINATION DATE: NONE
1.PURPOSE.
(a)The purpose of the Plan is to provide a means by which Eligible Employees of the Company and certain designated Affiliates may be given an opportunity to purchase Shares of the Company.
(b)The Company, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the
Company and its Affiliates.
(c)The Company intends that the Rights to purchase Shares granted under the Plan be considered options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.
2.DEFINITIONS.
(a)“Affiliate” means any “parent corporation” or “subsidiary corporation” of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.
(b)“Board” means the Board of Directors of the Company.
(c)“Code” means the United States Internal Revenue Code of 1986, as amended.
(d)“Committee” means a Committee appointed by the Board in accordance with Section 3(c) of the Plan.
(e)“Company” means Exelixis, Inc., a Delaware corporation.
(f)“Contributions” means the payroll deductions and other additional payments specifically provided for in the
Offering that a Participant contributes to fund the exercise of a Right. A Participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the Participant has not already had the maximum permitted amount withheld during the Offering through payroll deductions.
(g)“Director” means a member of the Board.
(h)“Eligible Employee” means an Employee who meets the requirements set forth in the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.
(i)“Employee” means any person, including Officers and Directors, employed by the Company or an Affiliate of the Company. Neither service as a Director nor payment of a director’s fee shall be sufficient to constitute
“employment” by the Company or the Affiliate.

(j)“Employee Stock Purchase Plan” means a plan that grants rights intended to be options issued under an
“employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.
(k)“Entity” means a corporation, partnership, limited liability company or other entity that is not a natural person.
(l)“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
(m)“Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or
14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the
Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an
underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the
Company, or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange
Act) that, as of May 30, 2024, is the Owner, directly or indirectly, of securities of the Company representing more than
50% of the combined voting power of the Company’s then outstanding securities.
(n)“Fair Market Value” means the value of a security, as of any date, determined as follows:
(i)If the security is listed on any established stock exchange or traded on any established market, then except as otherwise provided by the Board, the Fair Market Value of the security shall be the closing sales price for such security (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the security) on the trading day immediately prior to the relevant determination date, as reported in a source the Board deems reliable.
(ii)In the absence of such exchange or market for the security, the Fair Market Value shall be determined by the Board in good faith in compliance with applicable laws and in a manner that complies with Section
409A of the Code.
(o)“Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act
(“Regulation S-K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of
Rule 16b-3.
(p)“Offering” means the grant of Rights to purchase Shares under the Plan to Eligible Employees.
(q)“Offering Date” means a date selected by the Board for an Offering to commence.
(r)“Officer” means a person who is an officer of the Company or an Affiliate within the meaning of Section 16 of the Exchange Act.
(s)“Own,” “Owned,” “Owner,” “Ownership” A person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(t)“Participant” means an Eligible Employee who holds an outstanding Right granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Right granted under the Plan.
(u)“Plan” means this Exelixis, Inc. 2000 Employee Stock Purchase Plan, as amended from time to time.
(v)“Purchase Date” means one or more dates established by the Board during an Offering on which Rights granted under the Plan shall be exercised and purchases of Shares carried out in accordance with such Offering.
(w)“Right” means an option to purchase Shares granted pursuant to the Plan.
(x)“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3 as in effect with respect to the Company at the time discretion is being exercised regarding the Plan.
(y)“Securities Act” means the United States Securities Act of 1933, as amended.
(z)“Share” means a share of the common stock of the Company.

(aa)“Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%)
of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other Entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).
3.ADMINISTRATION.
(a)The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3(c).  Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.
(b)The Board (or the Committee) shall have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)To determine when and how Rights to purchase Shares shall be granted and the provisions of each
Offering of such Rights (which need not be identical).
(ii)To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.
(iii)To construe and interpret the Plan and Rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board (or the Committee), in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.
(iv)To amend, suspend or terminate the Plan as provided in Section 14.
(v)Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an
Employee Stock Purchase Plan.
(c)The Board may delegate administration of the Plan to a Committee of the Board composed of two (2) or more members, all of the members of which Committee may be, in the discretion of the Board, Non-Employee Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the
Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee of two (2) or more Non-Employee Directors any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or such a subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.
The Board may at any time divest the Committee of these administration powers (or abolish the Committee entirely, to the extent permitted under appliable laws and rules of the SEC and the applicable stock exchange) and reserve administration of the Plan solely for the Board.
(d)All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
4.SHARES SUBJECT TO THE PLAN.
(a)Subject to the provisions of Section 13(a) relating to Capitalization Adjustments, the Shares that may be sold pursuant to Rights granted under the Plan shall not exceed in the aggregate 19,650,000 Shares. If any Right granted under the Plan shall for any reason terminate without having been exercised in full, the Shares not purchased under such Right shall again become available for issuance under the Plan.
(b)The Shares subject to the Plan may be unissued Shares or Shares that have been bought on the open market at prevailing market prices or otherwise.

5.GRANT OF RIGHTS; OFFERING.
(a)The Board may from time to time grant or provide for the grant of Rights to purchase Shares of the Company under the Plan to Eligible Employees in an Offering on an Offering Date or Dates selected by the Board. Each Offering shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all Employees granted Rights to purchase Shares under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in
Sections 6 through 9, inclusive.
(b)If a Participant has more than one Right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (i) each agreement or notice delivered by that Participant will be deemed to apply to all of his or her Rights under the Plan, and (ii) an earlier-granted Right (or a Right with a lower exercise price, if two Rights have identical grant dates) will be exercised to the fullest possible extent before a later-granted Right (or a
Right with a higher exercise price if two Rights have identical grant dates) will be exercised.
(c)The Board shall have the discretion to structure an Offering so that if the Fair Market Value of a Share on any
Purchase Date during an Offering is less than or equal to the Fair Market Value of a Share on the Offering Date for that
Offering, then (i) that Offering shall terminate immediately following the purchase of Shares on such Purchase Date, and (ii) the Participants in such terminated Offering shall be automatically enrolled in a new Offering that begins immediately after such Purchase Date.
6.ELIGIBILITY.
(a)Rights may be granted only to Employees of the Company, Employees of an Affiliate of the Company that is incorporated in the U.S., or, as the Board may designate as provided in Section 3(b), to Employees of an Affiliate of the
Company that is not incorporated in the U.S.
(i)Except as provided in Section 6(b), an Employee shall not be eligible to be granted Rights under the
Plan unless, on the Offering Date, such Employee has been in the employ of the Company or the Affiliate, as the case may be, for such continuous period preceding such grant as the Board may require in the Offering, but in no event shall the required period of continuous employment be equal to or greater than two (2) years.
(ii)The Board may provide in an Offering that Employees whose customary employment is twenty (20)
hours or less per week shall not be eligible to participate.
(iii)The Board may provide in an Offering that Employees whose customary employment is for not more than five (5) months in any calendar year shall not be eligible to participate.
(iv)The Board may provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.
(b)The Board may provide that each person who, during the course of an Offering, first becomes an Eligible
Employee will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Right under that Offering, which Right shall thereafter be deemed to be a part of that Offering. Such Right shall have the same characteristics as any Rights originally granted under that Offering, as described herein, except that:
(i)the date on which such Right is granted shall be the “Offering Date” of such Right for all purposes, including determination of the exercise price of such Right;
(ii)the period of the Offering with respect to such Right shall begin on its Offering Date and end coincident with the end of such Offering; and
(iii)the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she will not receive any Right under that Offering.

(c)No Employee shall be eligible for the grant of any Rights under the Plan if, immediately after any such Rights are granted, such Employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this Section 6(c), the rules of Section
424(d) of the Code shall apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding rights and options shall be treated as stock owned by such Employee.
(d)An Eligible Employee may be granted Rights under the Plan only if such Rights, together with any other rights granted under all Employee Stock Purchase Plans of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such Eligible Employee’s rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty five thousand dollars ($25,000) of the Fair Market Value of such stock (determined at the time such rights are granted, and which, with respect to the Plan, will be determined as of their respective Offering
Dates) for each calendar year in which such rights are outstanding at any time.
7.RIGHTS; PURCHASE PRICE.
(a)On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, shall be granted the Right to purchase up to the number of Shares purchasable either:
(i)with a percentage designated by the Board not exceeding fifteen percent (15%) of such Employee’s
Earnings (as defined by the Board in each Offering) during the period which begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering; or
(ii)with a maximum dollar amount designated by the Board that, as the Board determines for a particular Offering, (1) shall be withheld, in whole or in part, from such Employee’s Earnings (as defined by the Board in each Offering) during the period which begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the
Offering and/or (2) shall be contributed, in whole or in part, by such Employee during such period.
(b)The Board shall establish one or more Purchase Dates during an Offering on which Rights granted under the
Plan shall be exercised and purchases of Shares carried out in accordance with such Offering.
(c)In connection with each Offering made under the Plan, the Board may specify (i) a maximum amount of Shares that may be purchased by any Participant pursuant to such Offering, (ii) a maximum amount of Shares that may be purchased by any Participant on any Purchase Date pursuant to such Offering, (iii) a maximum aggregate amount of
Shares that may be purchased by all Participants pursuant to such Offering, and/or (iv) a maximum aggregate amount of Shares that may be purchased by all Participants on any Purchase Date pursuant to such Offering. If the aggregate purchase of Shares issuable upon exercise of Rights granted under the Offering would exceed any such maximum aggregate amount, then, in the absence of any Board action otherwise, the Board shall make a pro rata allocation of the Shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.
(d) The purchase price of Shares acquired pursuant to Rights granted under the Plan shall be not less than the lesser of:
(i)an amount equal to eighty-five percent (85%) of the Fair Market Value of the Shares on the Offering
Date; or
(ii)an amount equal to eighty-five percent (85%) of the Fair Market Value of the Shares on the applicable
Purchase Date.
8.PARTICIPATION; WITHDRAWAL; TERMINATION.
(a)An Eligible Employee may become a Participant in the Plan pursuant to an Offering and may elect to authorize payroll deductions as the means of making Contributions by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize
Contributions of up to the maximum percentage specified by the Board of such Employee’s Earnings during the
Offering (as defined in each Offering). The Contributions made for each Participant shall be credited to a bookkeeping account for such Participant under the Plan and shall be deposited with the general funds of the Company, except where applicable law requires that Contributions be deposited with a third party. To the extent provided in the
Offering, a Participant may reduce (including to zero) or increase such Contributions. To the extent provided in the
Offering, a Participant may begin such Contributions on or after the beginning of the Offering. To the extent specifically provided in the Offering, in addition to or instead of making Contributions by payroll deductions, a Participant may make Contributions through payment by cash or check prior to a Purchase Date.

(b)At any time during an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board in the Offering. Upon such withdrawal from the Offering by a Participant, the Company shall distribute to such Participant all of his or her accumulated Contributions (reduced to the extent, if any, such Contributions have been used to acquire Shares for the
Participant) under the Offering, without interest unless otherwise specified in the Offering, and such Participant’s Right in that Offering shall be automatically terminated. A Participant’s withdrawal from an Offering will have no effect upon such Participant’s eligibility to participate in any other Offerings under the Plan, but such Participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.
(c)Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating Employee’s employment with the Company or a designated Affiliate for any reason (subject to any post-
employment participation period required by law) or other lack of eligibility. The Company shall distribute to such
Employee all of his or her accumulated Contributions (reduced to the extent, if any, such Contributions have been used to acquire Shares for the Employee) under the Offering, without interest unless otherwise specified in the Offering.
(d)Rights granted under the Plan shall not be transferable by a Participant otherwise than by will or the laws of descent and distribution, or, if permitted by the Company, by a beneficiary designation as provided in Section 15 and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such Rights are granted.
(e)Unless otherwise specified in an Offering, the Company will have no obligation to pay interest on Contributions.
9.EXERCISE.
(a)On each Purchase Date specified therefor in the relevant Offering, each Participant’s accumulated
Contributions (without any increase for interest) will be applied to the purchase of Shares up to the maximum amount of Shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the
Offering. No fractional Shares shall be issued upon the exercise of Rights granted under the Plan unless specifically provided for in the Offering.
(b)Unless otherwise specifically provided in the Offering, if any amount of accumulated Contributions remains in a Participant’s account after the purchase of Shares and such remaining amount is less than the amount required to purchase one Share on the final Purchase Date of an Offering, then such remaining amount shall be held in such
Participant’s account for the purchase of Shares under the next Offering under the Plan, unless such Participant withdraws from or is not eligible to participate in such next Offering, in which case such amount shall be distributed to such Participant after the final Purchase Date without interest. If the amount of Contributions remaining in a
Participant’s account after the purchase of Shares is at least equal to the amount required to purchase one Share on the final Purchase Date of an Offering, then such remaining amount shall be distributed in full to such Participant after the final Purchase Date of such Offering without interest.
(c)No Rights granted under the Plan may be exercised to any extent unless the Shares to be issued upon such exercise under the Plan (including Rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Shares are not so registered or the Plan is not in such compliance, no Rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Shares are subject to such an effective registration statement and the Plan is in such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the
Offering Date. If, on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the
Shares are not so registered or the Plan is not in such compliance, no Rights granted under the Plan or any Offering shall be exercised and all Contributions accumulated during the Offering (reduced to the extent, if any, such
Contributions have been used to acquire Shares) shall be distributed to the Participants, without interest unless otherwise specified in the Offering.

10.COVENANTS OF THE COMPANY.
The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Rights under the Plan and issue and sell
Shares upon exercise of the Rights granted under the Plan. If, after commercially reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the grant of Rights under the Plan or the lawful issuance and sale of Shares under the Plan, and at a commercially reasonable cost, the Company shall be relieved from any liability for failure to grant Rights under the Plan and/or to issue and sell Shares upon exercise of such Rights.
11.USE OF PROCEEDS FROM SHARES.
Proceeds from the sale of Shares pursuant to Rights granted under the Plan shall constitute general funds of the Company.
12.RIGHTS AS A STOCKHOLDER.
A Participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to,
Shares subject to Rights granted under the Plan unless and until the Participant’s Shares acquired upon exercise of
Rights under the Plan are recorded in the books of the Company.
13.ADJUSTMENTS UPON CHANGES IN SECURITIES; CORPORATE TRANSACTIONS.
(a)If any change is made in, or other events occur with respect to, the Shares subject to the Plan or subject to any
Right, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar equity restructuring transaction, as that term is used in Statement of Financial
Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto)) (a “Capitalization
Adjustment”), the Plan will be appropriately adjusted in the class(es) and maximum number of Shares subject to the
Plan pursuant to Section 4(a), and the outstanding Rights and Offerings will be appropriately adjusted in the class(es), number of Shares subject to, purchase price applicable to, and purchase limits of such outstanding Rights and
Offerings. The Board shall make such adjustments, and its determination shall be final, binding and conclusive.
Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a
Capitalization Adjustment.
(b)In the event of (i) a dissolution or liquidation of the Company, (ii) a sale, lease or other disposition of all or substantially all of the assets of the Company, (iii) a merger, consolidation or similar transaction in which the Company is not the surviving corporation, (iv) a reverse merger, consolidation or similar transaction in which the Company is the surviving corporation but the Shares outstanding immediately preceding the merger, consolidation or similar transaction are converted by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise, or (v) an acquisition by any Exchange Act Person of the beneficial ownership
(within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of members of the Board (each, a “Corporate Transaction”), the Board shall take any one or more of the following actions as to outstanding Rights on such terms as the Board determines in its sole discretion: (1) provide that any surviving or acquiring corporation (or its parent company) shall assume Rights outstanding under the Plan or shall substitute similar rights (including a right to acquire the same consideration paid to stockholders in the Corporate Transaction) for those outstanding under the Plan, (2) provide that such Rights may continue in full force and effect or the Participants’
accumulated Contributions (exclusive of any accumulated interest which cannot be applied toward the purchase of
Shares under the terms of the Offering) may be used to purchase Shares immediately prior to the Corporate
Transaction under the ongoing Offering and the Participants’ Rights under the ongoing Offering thereafter terminated, or (3) provide that all outstanding Rights will be cancelled as of a date prior to the effective date of the Corporate
Transaction and that all Contributions accumulated during the ongoing Offering (reduced to the extent, if any, such
Contributions have been used to acquire Shares) shall be returned to the Participants on such date, without interest unless otherwise required under applicable laws.

14.AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN.
(a)The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section
13(a) relating to Capitalization Adjustments, stockholder approval will be required for any amendment of the Plan for which stockholder approval is required by applicable law or listing requirements, including any amendment that either
(i) materially increases the number of Shares available for issuance under the Plan, (ii) materially expands the class of individuals eligible to become Participants and receive Rights, (iii) materially increases the benefits accruing to
Participants under the Plan or materially reduces the price at which Shares may be purchased under the Plan, (iv)
materially extends the term of the Plan, or (v) expands the types of awards available for issuance under the Plan, but in each of (i) through (v) above only to the extent stockholder approval is required by applicable law or listing requirements.
(b)The Board in its discretion may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate at the time that all of the Shares subject to the Plan’s reserve, as increased and/or adjusted from time to time, have been issued under the terms of the Plan. No Rights may be granted under the Plan while the Plan is suspended or after it is terminated.
(c)Any benefits, privileges, entitlements and obligations under any outstanding Rights granted before an amendment, suspension or termination of the Plan shall not be materially impaired by any such amendment, suspension or termination except (i) with the consent of the person to whom such Rights were granted, (ii) as necessary to comply with any laws, listing requirements, or governmental regulations (including, without limitation, the provisions of Section 423 of the Code and the regulations and other interpretive guidance issued thereunder relating to
Employee Stock Purchase Plans) including, without limitation, any such regulations or other guidance that may be issued or amended after the effective date of the Plan, or (iii) as necessary to obtain or maintain favorable tax, listing, or regulatory treatment. To be clear, the Board may amend outstanding Rights without a Participant’s consent if such amendment is necessary to ensure that the Right and/or the Plan complies with the requirements of Section 423 of the Code.
Notwithstanding anything in the Plan or any Offering to the contrary, the Board will be entitled to: (i) establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars; (ii) permit Contributions in excess of the amount designated by a Participant in order to adjust for mistakes in the Company’s processing of properly completed Contribution elections; (iii) establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Shares for each Participant properly correspond with amounts withheld from the Participant’s Contributions; (iv) amend any outstanding Rights or clarify any ambiguities regarding the terms of any Offering to enable the Rights to qualify under and/or comply with Section
423 of the Code; and (v) establish other limitations or procedures as the Board determines in its sole discretion advisable that are consistent with the Plan. The actions of the Board pursuant to this paragraph will not be considered to alter or impair any Rights granted under an Offering as they are part of the initial terms of each Offering and the
Rights granted under each Offering.
15.DESIGNATION OF BENEFICIARY.
(a)The Company may, but is not obligated to, permit a Participant to file a written designation of a beneficiary who is to receive any Shares and/or cash, if any, from the Participant’s account under the Plan in the event of such
Participant’s death subsequent to the end of an Offering but prior to delivery to the Participant of such Shares and cash. In addition, the Company may, but is not obligated to, permit a Participant to file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death during an Offering. The Company may, but is not obligated to, permit the Participant to change such designation of beneficiary at any time by written notice. Any such designation and/or change must be on a form approved by the Company.
(b)In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the
Company, then to such other person as the Company may designate.

16.EFFECTIVE DATE OF PLAN.
The Plan shall become effective as determined by the Board, but no Rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board.
17.MISCELLANEOUS PROVISIONS.
(a)The Plan and Offering do not constitute an employment contract. Nothing in the Plan or in the Offering will in any way alter the at will nature of a Participant’s employment or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company or an Affiliate, or on the part of the
Company or an Affiliate to continue the employment of a Participant.
(b)The provisions of the Plan will be governed by the laws of the State of California without resort to that state’s conflicts of laws rules.

EXELIXIS, INC.
1851 HARBOR BAY PARKWAY
ALAMEDA, CA 94502

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 29, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/EXEL2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 29, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V43221-P08102

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EXELIXIS, INC.

The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1, and FOR Proposals 2, 3, and 4.

Nominees:	For	Against	Abstain
1a. Mary C. Beckerle, Ph.D.	☐	☐	☐
1b. S. Gail Eckhardt, M.D.	☐	☐	☐
1c. Maria C. Freire, Ph.D.	☐	☐	☐
1d. Tomas J. Heyman	☐	☐	☐
1e. David E. Johnson	☐	☐	☐
1f. Michael M. Morrissey, Ph.D.	☐	☐	☐
1g. Robert L. Oliver, Jr.	☐	☐	☐
1h. Stelios Papadopoulos, Ph.D.	☐	☐	☐
1i. George Poste, DVM, Ph.D., FRS	☐	☐	☐
1j. Julie Anne Smith	☐	☐	☐
1k. Jack L. Wyszomierski	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]   Date

Signature (Joint Owners)   Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V43222-P08102

EXELIXIS, INC.
Annual Meeting of Stockholders
May 30, 2024 9:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Michael M. Morrissey, Christopher J. Senner and Jeffrey J. Hessekiel, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Exelixis, Inc. that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Exelixis, Inc. to be held at www.virtualshareholdermeeting.com/EXEL2024 on Thursday, May 30, 2024, at 9:00 a.m. Pacific Time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" ALL THE NOMINEES LISTED IN PROPOSAL 1, AND "FOR" PROPOSALS 2, 3, AND 4, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

Continued and to be signed on reverse side